UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3329

Variable Insurance Products Fund
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2010

Item 1. Reports to Stockholders

Fidelity® Variable Insurance Products:
Equity-Income Portfolio

Annual Report

December 31, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

The general research services agreement with Fidelity Research & Analysis Company has been terminated and is no longer in effect for the fund.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of a class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2010	Past 1 year	Past 5 years	Past 10 years
VIP Equity-Income PortfolioSM - Initial Class	15.15%	0.97%	2.46%
VIP Equity-Income Portfolio - Service Class	15.09%	0.87%	2.35%
VIP Equity-Income Portfolio - Service Class 2	14.92%	0.72%	2.20%
VIP Equity-Income Portfolio - Investor Class A	15.04%	0.86%	2.40%

A The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Equity-Income PortfolioSM - Initial Class on December 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: While market improvements around the world hit a speed bump in the first half of the 12-month period ending December 31, 2010, world economies re-accelerated in August, supported by a broadening recovery and low inflation in the U.S. Domestic stock markets recorded solid gains for the year, lifted by a strong second-half rally fueled by economic optimism, encouraging earnings reports and a wave of corporate mergers. The large-cap S&P 500® Index rose 15.06%, the blue-chip-laden Dow Jones Industrial AverageSM added 14.06% and the technology-heavy Nasdaq Composite® Index climbed 18.02%. Meanwhile, international stocks, as represented by the MSCI® ACWI® (All Country World Index) ex USA Index, gained 11.29%, boosted in part by a depreciating U.S. dollar. In the fixed-income arena, U.S. taxable investment-grade bonds generated positive results during 2010, as the Barclays Capital® U.S. Aggregate Bond Index gained 6.54%. With ultra-low interest rates bolstering nearly all fixed-income securities for most of the year, sectors in the index with higher yields and more credit risk generally fared best, while most high-quality bonds generated more-moderate returns. Meanwhile, high-yield bonds, as represented by The BofA Merrill LynchSM US High Yield Constrained Index, returned 15.07%, a result of improved economic data and strengthening investor demand. Overseas, foreign bond markets showed mixed results, with a sizable disparity between the 3.97% return of the Citigroup® Non-U.S. Group of 7 Index - which measures the performance of sovereign debt of the major global economies outside the U.S. - and the 12.04% advance of the JPMorgan Emerging Markets Bond Index Global (EMBI Global), which benefited from the rising overall credit quality of emerging-markets debt issuers.

Comments from Stephen Petersen, Portfolio Manager of VIP Equity-Income PortfolioSM: For the 12 months ending December 31, 2010, the fund's share classes lagged the Russell 3000® Value Index, which returned 16.23%. (For specific portfolio results, please see the performance section of this report.) The fund's relative underperformance was due to security selection, primarily within consumer discretionary, with selections among auto-related names hurting the most. However, the negative impact was more than offset by the fund's overall overweighting in this strong-performing group. Security selection also was weak in energy, information technology and utilities. Unfavorable positioning within diversified financials detracted as well. On the upside, the fund was boosted by its industrials holdings - especially those in the capital goods area - as well as positioning in telecommunication services. Overweighting the energy and retailing segments also provided a boost, despite weak picks in each area. In terms of individual securities, tax-preparation firm H&R Block felt the impact of a reduction in the number of tax filers - a result of the recession and high unemployment in the U.S. Overweighting computer and peripherals maker Hewlett-Packard detracted when the stock fell after the CEO's forced resignation in August. Within financials, large positions in brokerage firm Morgan Stanley and financial services giant Bank of America hurt. Morgan Stanley lost ground due to a softening in the brokerage business, but still posted decent earnings. Bank of America saw its shares decline as investors grew concerned about both the impact of regulatory reform and the possibility that the company's mortgage underwriting business would suffer significant losses related to the ongoing foreclosure crisis. Conversely, global casino operator Las Vegas Sands was the top contributor. The company recently opened a new casino in Singapore, and its financial performance has already vastly outperformed expectations. Underweighting insurance-focused conglomerate Berkshire Hathaway was helpful, as its stock underperformed. The fund also benefited from timely ownership of oil giant Exxon Mobil. Shares of Cummins, a maker of truck engines, rose based on escalating demand. Within telecom, the stock of Qwest Communications International trended upward throughout the reporting period, bolstered in part by its announced merger with CenturyLink in April.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 to December 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period* July 1, 2010 to December 31, 2010
Initial Class	.55%
Actual		$ 1,000.00	$ 1,240.00	$ 3.11
Hypothetical A		$ 1,000.00	$ 1,022.43	$ 2.80
Service Class	.65%
Actual		$ 1,000.00	$ 1,239.70	$ 3.67
Hypothetical A		$ 1,000.00	$ 1,021.93	$ 3.31
Service Class 2.80%
Actual		$ 1,000.00	$ 1,238.90	$ 4.51
Hypothetical A		$ 1,000.00	$ 1,021.17	$ 4.08
Service Class 2R	.79%
Actual		$ 1,000.00	$ 1,239.20	$ 4.46
Hypothetical A		$ 1,000.00	$ 1,021.22	$ 4.02
Investor Class	.63%
Actual		$ 1,000.00	$ 1,239.90	$ 3.56
Hypothetical A		$ 1,000.00	$ 1,022.03	$ 3.21

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	3.4	3.4
Wells Fargo & Co.	3.2	3.3
Chevron Corp.	2.5	2.3
Bank of America Corp.	2.4	3.2
AT&T, Inc.	2.3	2.4
Pfizer, Inc.	2.2	2.1
PNC Financial Services Group, Inc.	2.0	2.4
Exxon Mobil Corp.	2.0	3.4
General Electric Co.	1.7	1.4
Citigroup, Inc.	1.6	0.9
	23.3
Top Five Market Sectors as of December 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	27.7	27.5
Consumer Discretionary	14.4	15.3
Energy	14.0	15.5
Industrials	11.2	10.4
Health Care	8.8	7.2
Asset Allocation (% of fund's net assets)
As of December 31, 2010*		As of June 30, 2010**
	Stocks 97.3%		Stocks 97.3%
	Bonds 1.9%		Bonds 2.4%
	Short-Term Investments and Net Other Assets 0.8%		Short-Term Investments and Net Other Assets 0.3%
* Foreign investments	11.8%	** Foreign investments	11.9%

Annual Report

Investments December 31, 2010

Showing Percentage of Net Assets

Common Stocks - 95.5%
	Shares	Value
CONSUMER DISCRETIONARY - 12.5%
Auto Components - 1.2%
Johnson Controls, Inc.	989,967	$ 37,816,739
Michelin CGDE Series B	216,474	15,542,162
The Goodyear Tire & Rubber Co. (a)	1,650,000	19,552,500
		72,911,401
Automobiles - 1.5%
Daimler AG (Germany) (a)	197,718	13,410,423
Ford Motor Co. (a)	959,365	16,107,738
Harley-Davidson, Inc.	1,425,050	49,406,484
Thor Industries, Inc.	209,500	7,114,620
Winnebago Industries, Inc. (a)	407,511	6,194,167
		92,233,432
Diversified Consumer Services - 0.4%
H&R Block, Inc.	1,782,786	21,232,981
Hotels, Restaurants & Leisure - 0.3%
Las Vegas Sands Corp. unit	24,400	18,986,128
Household Durables - 2.5%
KB Home	295,900	3,991,691
Lennar Corp. Class A	603,166	11,309,363
Newell Rubbermaid, Inc.	1,692,220	30,764,560
PulteGroup, Inc. (a)	1,665,768	12,526,575
Stanley Black & Decker, Inc.	695,153	46,484,881
Techtronic Industries Co. Ltd.	3,945,500	5,147,298
Toll Brothers, Inc. (a)	170,987	3,248,753
Whirlpool Corp.	375,434	33,349,802
		146,822,923
Internet & Catalog Retail - 0.2%
Liberty Media Corp. Interactive Series A (a)	844,241	13,313,681
Leisure Equipment & Products - 0.3%
Brunswick Corp.	1,013,757	18,997,806
Media - 2.3%
Belo Corp. Series A (a)	952,224	6,741,746
CC Media Holdings, Inc. Class A (a)	693,958	6,245,622
Comcast Corp.:
Class A	1,080,436	23,737,179
Class A (special) (non-vtg.)	911,000	18,957,910
The Walt Disney Co.	1,365,190	51,208,277
Time Warner, Inc.	964,383	31,024,201
		137,914,935
Multiline Retail - 1.4%
Kohl's Corp. (a)	413,224	22,454,592
Macy's, Inc.	1,083,500	27,412,550
Target Corp.	520,190	31,279,025
Tuesday Morning Corp. (a)	508,423	2,684,473
		83,830,640
Specialty Retail - 2.1%
Home Depot, Inc.	1,860,500	65,229,130
Lowe's Companies, Inc.	1,006,978	25,255,008
OfficeMax, Inc. (a)	598,000	10,584,600

	Shares	Value
RadioShack Corp.	569,500	$ 10,530,055
Staples, Inc.	638,015	14,527,602
		126,126,395
Textiles, Apparel & Luxury Goods - 0.3%
Phillips-Van Heusen Corp.	173,516	10,933,243
Warnaco Group, Inc. (a)	165,363	9,106,540
		20,039,783
TOTAL CONSUMER DISCRETIONARY		752,410,105
CONSUMER STAPLES - 5.2%
Beverages - 1.0%
Carlsberg AS Series B	139,662	13,990,248
PepsiCo, Inc.	257,830	16,844,034
The Coca-Cola Co.	475,329	31,262,388
		62,096,670
Food & Staples Retailing - 1.2%
CVS Caremark Corp.	425,189	14,783,822
Kroger Co.	956,200	21,380,632
Walgreen Co.	752,662	29,323,712
Winn-Dixie Stores, Inc. (a)	587,020	4,208,933
		69,697,099
Food Products - 0.4%
Kraft Foods, Inc. Class A	67,000	2,111,170
Nestle SA	391,594	22,947,417
		25,058,587
Household Products - 1.5%
Kimberly-Clark Corp.	272,870	17,201,725
Procter & Gamble Co.	1,140,705	73,381,553
		90,583,278
Personal Products - 0.3%
Avon Products, Inc.	534,971	15,546,257
Tobacco - 0.8%
Philip Morris International, Inc.	787,105	46,069,256
TOTAL CONSUMER STAPLES		309,051,147
ENERGY - 13.9%
Energy Equipment & Services - 2.5%
Baker Hughes, Inc.	935,631	53,490,024
Halliburton Co.	760,701	31,059,422
Noble Corp.	1,188,302	42,505,563
Pride International, Inc. (a)	451,957	14,914,581
Transocean Ltd. (a)	124,016	8,620,352
		150,589,942
Oil, Gas & Consumable Fuels - 11.4%
Anadarko Petroleum Corp.	471,860	35,936,858
Apache Corp.	205,880	24,547,072
BP PLC sponsored ADR	1,216,006	53,710,985
Chevron Corp.	1,630,329	148,767,521
ConocoPhillips	954,110	64,974,891
CONSOL Energy, Inc.	455,890	22,220,079
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Devon Energy Corp.	199,500	$ 15,662,745
Exxon Mobil Corp.	1,631,141	119,269,030
Marathon Oil Corp.	816,078	30,219,368
Occidental Petroleum Corp.	480,075	47,095,358
Royal Dutch Shell PLC Class A sponsored ADR (d)	1,439,900	96,156,522
Southwestern Energy Co. (a)	700,621	26,224,244
		684,784,673
TOTAL ENERGY		835,374,615
FINANCIALS - 26.7%
Capital Markets - 4.7%
Bank of New York Mellon Corp.	1,698,099	51,282,590
Bank Sarasin & Co. Ltd. Series B (Reg.)	252,692	11,521,652
Goldman Sachs Group, Inc.	370,694	62,335,903
Morgan Stanley	2,903,777	79,011,772
State Street Corp.	877,580	40,667,057
UBS AG (a)	640,888	10,530,407
UBS AG (NY Shares) (a)	1,595,121	26,271,643
		281,621,024
Commercial Banks - 8.7%
Associated Banc-Corp.	2,093,457	31,715,874
Barclays PLC	5,476,874	22,650,667
BB&T Corp.	1,356,898	35,672,848
BNP Paribas SA	77,400	4,926,864
Comerica, Inc.	475,700	20,093,568
Huntington Bancshares, Inc.	2,786,200	19,141,194
KeyCorp	2,853,500	25,253,475
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	3,449,325	18,660,848
PNC Financial Services Group, Inc.	1,988,230	120,725,326
U.S. Bancorp, Delaware	1,318,938	35,571,758
Wells Fargo & Co.	6,134,109	190,096,038
		524,508,460
Consumer Finance - 1.6%
American Express Co.	521,105	22,365,827
Capital One Financial Corp.	300,750	12,799,920
Discover Financial Services	2,519,369	46,683,908
SLM Corp. (a)	904,032	11,381,763
		93,231,418
Diversified Financial Services - 8.0%
Bank of America Corp.	10,733,336	143,182,702
Citigroup, Inc. (a)	21,269,761	100,605,970
CME Group, Inc.	38,534	12,398,315
JPMorgan Chase & Co.	4,779,562	202,749,013
Moody's Corp. (d)	883,429	23,446,206
		482,382,206
Insurance - 1.5%
Berkshire Hathaway, Inc. Class B (a)	118,700	9,509,057

	Shares	Value
First American Financial Corp.	619,920	$ 9,261,605
Hartford Financial Services Group, Inc.	539,061	14,279,726
Marsh & McLennan Companies, Inc.	503,576	13,767,768
Unum Group	1,268,597	30,725,419
XL Capital Ltd. Class A	418,777	9,137,714
		86,681,289
Real Estate Investment Trusts - 1.7%
Boston Properties, Inc.	136,475	11,750,498
Camden Property Trust (SBI)	153,114	8,265,094
HCP, Inc.	823,532	30,297,742
ProLogis Trust	353,500	5,104,540
Rayonier, Inc.	176,815	9,286,324
Segro PLC	1,278,288	5,711,735
Ventas, Inc.	386,075	20,261,216
Weyerhaeuser Co.	687,780	13,019,675
		103,696,824
Real Estate Management & Development - 0.5%
CB Richard Ellis Group, Inc. Class A (a)	834,075	17,081,856
Indiabulls Real Estate Ltd. (a)	2,750,085	8,564,704
Unite Group PLC (a)	683,979	2,071,260
		27,717,820
TOTAL FINANCIALS		1,599,839,041
HEALTH CARE - 8.8%
Biotechnology - 1.2%
Amgen, Inc. (a)	712,122	39,095,498
Cephalon, Inc. (a)	153,200	9,455,504
Gilead Sciences, Inc. (a)	674,065	24,428,116
		72,979,118
Health Care Equipment & Supplies - 1.4%
C. R. Bard, Inc.	205,200	18,831,204
CareFusion Corp. (a)	1,109,900	28,524,430
Covidien PLC	268,900	12,277,974
Stryker Corp.	454,900	24,428,130
		84,061,738
Health Care Providers & Services - 0.4%
UnitedHealth Group, Inc.	687,400	24,822,014
Life Sciences Tools & Services - 0.5%
Agilent Technologies, Inc. (a)	662,181	27,434,159
Pharmaceuticals - 5.3%
GlaxoSmithKline PLC	631,919	12,263,020
GlaxoSmithKline PLC sponsored ADR	43,700	1,713,914
Johnson & Johnson	929,766	57,506,027
Merck & Co., Inc.	2,380,872	85,806,627
Pfizer, Inc.	7,516,615	131,615,929
Sanofi-Aventis	487,372	31,261,967
		320,167,484
TOTAL HEALTH CARE		529,464,513
Common Stocks - continued
	Shares	Value
INDUSTRIALS - 11.0%
Aerospace & Defense - 2.5%
Goodrich Corp.	128,142	$ 11,285,466
Honeywell International, Inc.	925,025	49,174,329
Spirit AeroSystems Holdings, Inc. Class A (a)	275,088	5,724,581
The Boeing Co.	406,784	26,546,724
United Technologies Corp.	724,789	57,055,390
		149,786,490
Building Products - 0.4%
Armstrong World Industries, Inc.	120,914	5,199,302
Masco Corp.	1,569,300	19,867,338
		25,066,640
Commercial Services & Supplies - 0.5%
Pitney Bowes, Inc.	459,700	11,115,546
Republic Services, Inc.	652,000	19,468,720
		30,584,266
Construction & Engineering - 0.6%
Fluor Corp.	255,800	16,949,308
KBR, Inc.	635,239	19,355,732
		36,305,040
Industrial Conglomerates - 3.8%
General Electric Co.	5,720,475	104,627,488
Koninklijke Philips Electronics NV unit	413,300	12,688,310
Rheinmetall AG	296,433	23,847,231
Siemens AG sponsored ADR	416,000	51,688,000
Textron, Inc.	823,200	19,460,448
Tyco International Ltd.	380,936	15,785,988
		228,097,465
Machinery - 2.5%
Briggs & Stratton Corp.	1,203,409	23,695,123
Caterpillar, Inc.	101,800	9,534,588
Cummins, Inc.	340,500	37,458,405
Harsco Corp.	223,320	6,324,422
Ingersoll-Rand Co. Ltd.	673,888	31,733,386
Kennametal, Inc.	250,344	9,878,574
Navistar International Corp. (a)	292,170	16,919,565
SPX Corp.	145,800	10,423,242
		145,967,305
Road & Rail - 0.7%
CSX Corp.	345,000	22,290,450
Union Pacific Corp.	228,400	21,163,544
		43,453,994
TOTAL INDUSTRIALS		659,261,200
INFORMATION TECHNOLOGY - 6.0%
Communications Equipment - 0.7%
Cisco Systems, Inc. (a)	1,134,453	22,949,984

	Shares	Value
Comverse Technology, Inc. (a)	1,623,693	$ 11,788,011
Motorola, Inc. (a)	725,557	6,580,802
		41,318,797
Computers & Peripherals - 0.9%
Hewlett-Packard Co.	1,287,050	54,184,805
Electronic Equipment & Components - 1.2%
Arrow Electronics, Inc. (a)	704,900	24,142,825
Avnet, Inc. (a)	352,303	11,636,568
Tyco Electronics Ltd.	960,536	34,002,974
		69,782,367
IT Services - 0.4%
CoreLogic, Inc. (a)	289,320	5,358,206
MoneyGram International, Inc. (a)	438,950	1,189,555
Visa, Inc. Class A	219,433	15,443,695
		21,991,456
Office Electronics - 0.3%
Xerox Corp.	1,784,378	20,556,035
Semiconductors & Semiconductor Equipment - 2.5%
Applied Materials, Inc.	1,707,400	23,988,970
Intel Corp.	2,738,600	57,592,758
Micron Technology, Inc. (a)	1,507,800	12,092,556
National Semiconductor Corp.	1,433,347	19,722,855
Samsung Electronics Co. Ltd.	12,977	10,983,435
Teradyne, Inc. (a)	1,435,900	20,160,036
Varian Semiconductor Equipment Associates, Inc. (a)	182,020	6,729,279
		151,269,889
TOTAL INFORMATION TECHNOLOGY		359,103,349
MATERIALS - 2.8%
Chemicals - 2.0%
Celanese Corp. Class A	471,412	19,408,032
Clariant AG (Reg.) (a)	1,331,205	26,986,003
Dow Chemical Co.	794,805	27,134,643
E.I. du Pont de Nemours & Co.	670,700	33,454,516
PPG Industries, Inc.	131,300	11,038,391
		118,021,585
Construction Materials - 0.2%
HeidelbergCement AG	192,600	12,077,041
Metals & Mining - 0.6%
Alcoa, Inc.	1,012,171	15,577,312
Commercial Metals Co.	442,971	7,348,889
Freeport-McMoRan Copper & Gold, Inc.	135,551	16,278,320
		39,204,521
TOTAL MATERIALS		169,303,147
TELECOMMUNICATION SERVICES - 5.0%
Diversified Telecommunication Services - 4.6%
AT&T, Inc.	4,610,452	135,455,080
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Qwest Communications International, Inc.	5,608,200	$ 42,678,402
Verizon Communications, Inc.	2,666,517	95,407,978
		273,541,460
Wireless Telecommunication Services - 0.4%
Sprint Nextel Corp. (a)	6,011,178	25,427,283
TOTAL TELECOMMUNICATION SERVICES		298,968,743
UTILITIES - 3.6%
Electric Utilities - 2.2%
Allegheny Energy, Inc.	921,509	22,337,378
American Electric Power Co., Inc.	1,349,079	48,539,862
Entergy Corp.	296,459	20,998,191
FirstEnergy Corp. (d)	1,101,500	40,777,530
		132,652,961
Independent Power Producers & Energy Traders - 0.6%
AES Corp. (a)	2,879,421	35,071,348
Multi-Utilities - 0.8%
Alliant Energy Corp.	340,496	12,520,038
PG&E Corp.	298,392	14,275,073
Public Service Enterprise Group, Inc.	600,479	19,101,237
Veolia Environnement	132,700	3,886,319
		49,782,667
TOTAL UTILITIES		217,506,976
TOTAL COMMON STOCKS (Cost $5,250,694,342)		5,730,282,836
Preferred Stocks - 1.8%

Convertible Preferred Stocks - 1.6%
CONSUMER DISCRETIONARY - 0.6%
Automobiles - 0.6%
General Motors Co. 4.75%	656,400	35,517,804
Household Durables - 0.0%
Stanley Black & Decker, Inc. 4.75% (a)	13,800	1,494,713
TOTAL CONSUMER DISCRETIONARY		37,012,517
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Apache Corp. 6.00%	111,700	7,401,242
FINANCIALS - 0.8%
Commercial Banks - 0.2%
Huntington Bancshares, Inc. 8.50%	9,000	9,497,340
Diversified Financial Services - 0.2%
Citigroup, Inc. 7.50%	87,000	11,892,030

	Shares	Value
Insurance - 0.4%
Hartford Financial Services Group, Inc. Series F 7.25%	310,900	$ 7,995,975
XL Capital Ltd. 10.75%	494,600	15,411,736
		23,407,711
TOTAL FINANCIALS		44,797,081
UTILITIES - 0.1%
Electric Utilities - 0.1%
PPL Corp. 9.50%	121,900	6,665,492
TOTAL CONVERTIBLE PREFERRED STOCKS		95,876,332
Nonconvertible Preferred Stocks - 0.2%
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Volkswagen AG	82,700	13,423,186
TOTAL PREFERRED STOCKS (Cost $93,391,048)		109,299,518
Corporate Bonds - 1.9%
	Principal Amount
Convertible Bonds - 1.7%
CONSUMER DISCRETIONARY - 1.1%
Hotels, Restaurants & Leisure - 0.3%
MGM Mirage, Inc. 4.25% 4/15/15 (e)	$ 14,560,000	15,852,200
Leisure Equipment & Products - 0.0%
Eastman Kodak Co. 7% 4/1/17	2,030,000	2,117,696
Media - 0.8%
Liberty Media Corp.:
3.5% 1/15/31	254,655	184,425
4% 11/15/29	4,750,000	2,707,500
3.5% 1/15/31 (e)	9,306,795	6,740,111
News America, Inc. liquid yield option note:
0% 2/28/21 (e)	22,670,000	15,879,202
0% 2/28/21	3,490,000	2,444,571
Virgin Media, Inc. 6.5% 11/15/16	12,614,000	20,867,340
		48,823,149
TOTAL CONSUMER DISCRETIONARY		66,793,045
FINANCIALS - 0.2%
Thrifts & Mortgage Finance - 0.2%
MGIC Investment Corp. 9% 4/1/63 (e)	10,438,000	11,507,895
Corporate Bonds - continued
	Principal Amount	Value
Convertible Bonds - continued
INDUSTRIALS - 0.2%
Airlines - 0.2%
UAL Corp.:
4.5% 6/30/21 (e)	$ 8,490,000	$ 8,666,592
4.5% 6/30/21	280,000	285,824
		8,952,416
INFORMATION TECHNOLOGY - 0.2%
Semiconductors & Semiconductor Equipment - 0.2%
Advanced Micro Devices, Inc.:
6% 5/1/15 (e)	6,316,000	6,329,264
6% 5/1/15	2,798,000	2,803,876
Micron Technology, Inc. 1.875% 6/1/27	3,933,000	3,765,848
		12,898,988
TOTAL CONVERTIBLE BONDS		100,152,344
Nonconvertible Bonds - 0.2%
MATERIALS - 0.2%
Chemicals - 0.2%
Hercules, Inc. 6.5% 6/30/29 unit	15,700,000	12,462,660
TOTAL CORPORATE BONDS (Cost $100,580,725)		112,615,004
Money Market Funds - 0.9%
	Shares	Value
Fidelity Cash Central Fund, 0.19% (b)	46,188,835	$ 46,188,835
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	8,104,000	8,104,000
TOTAL MONEY MARKET FUNDS (Cost $54,292,835)		54,292,835
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $5,498,958,950)		6,006,490,193
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(3,042,714)
NET ASSETS - 100%		$ 6,003,447,479
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $64,975,264 or 1.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 39,921
Fidelity Securities Lending Cash Central Fund	800,893
Total	$ 840,814
Other Information

The following is a summary of the inputs used, as of December 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 802,845,808	$ 782,364,967	$ 20,480,841	$ -
Consumer Staples	309,051,147	309,051,147	-	-
Energy	842,775,857	842,775,857	-	-
Financials	1,644,636,122	1,582,069,703	62,566,419	-
Health Care	529,464,513	485,939,526	43,524,987	-
Industrials	659,261,200	659,261,200	-	-
Information Technology	359,103,349	359,103,349	-	-
Materials	169,303,147	169,303,147	-	-
Telecommunication Services	298,968,743	298,968,743	-	-
Utilities	224,172,468	213,620,657	10,551,811	-
Corporate Bonds	112,615,004	-	112,615,004	-
Money Market Funds	54,292,835	54,292,835	-	-
Total Investments in Securities:	$ 6,006,490,193	$ 5,756,751,131	$ 249,739,062	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	88.2%
Switzerland	3.3%
United Kingdom	3.2%
Germany	1.9%
Ireland	1.2%
France	1.0%
Others (Individually Less Than 1%)	1.2%
100.0%
Income Tax Information

At December 31, 2010, the Fund had a capital loss carryforward of approximately $168,007,461 all of which will expire in fiscal 2017. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2010

Assets
Investment in securities, at value (including securities loaned of $7,895,710) - See accompanying schedule: Unaffiliated issuers (cost $5,444,666,115)	$ 5,952,197,358
Fidelity Central Funds (cost $54,292,835)	54,292,835
Total Investments (cost $5,498,958,950)		$ 6,006,490,193
Cash		255,113
Receivable for investments sold		7,846,729
Receivable for fund shares sold		929,418
Dividends receivable		6,209,156
Interest receivable		777,210
Distributions receivable from Fidelity Central Funds		5,998
Prepaid expenses		17,204
Other receivables		289,394
Total assets		6,022,820,415

Liabilities
Payable for fund shares redeemed	$ 7,876,491
Accrued management fee	2,255,589
Distribution and service plan fees payable	367,554
Other affiliated payables	431,145
Other payables and accrued expenses	338,157
Collateral on securities loaned, at value	8,104,000
Total liabilities		19,372,936

Net Assets		$ 6,003,447,479
Net Assets consist of:
Paid in capital		$ 5,729,372,443
Distributions in excess of net investment income		(1,868,429)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(231,633,750)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		507,577,215
Net Assets		$ 6,003,447,479

Statement of Assets and Liabilities - continued

December 31, 2010

Initial Class: Net Asset Value, offering price and redemption price per share ($3,798,309,587 ÷ 199,689,311 shares)	$ 19.02

Service Class: Net Asset Value, offering price and redemption price per share ($414,431,332 ÷ 21,859,341 shares)	$ 18.96

Service Class 2: Net Asset Value, offering price and redemption price per share ($1,619,355,750 ÷ 86,388,600 shares)	$ 18.75

Service Class 2R: Net Asset Value, offering price and redemption price per share ($5,405,078 ÷ 289,707 shares)	$ 18.66

Investor Class: Net Asset Value, offering price and redemption price per share ($165,945,732 ÷ 8,745,541 shares)	$ 18.97

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2010

Investment Income
Dividends		$ 120,053,669
Interest		8,740,142
Income from Fidelity Central Funds		840,814
Total income		129,634,625

Expenses
Management fee	$ 26,340,116
Transfer agent fees	4,446,398
Distribution and service plan fees	4,243,891
Accounting and security lending fees	1,132,655
Custodian fees and expenses	170,669
Independent trustees' compensation	33,980
Appreciation in deferred trustee compensation account	95
Audit	78,093
Legal	33,320
Interest	7,056
Miscellaneous	82,578
Total expenses before reductions	36,568,851
Expense reductions	(575,254)	35,993,597
Net investment income (loss)		93,641,028
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $171,799)	376,291,349
Foreign currency transactions	(269,831)
Total net realized gain (loss)		376,021,518
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $170,609)	339,357,549
Assets and liabilities in foreign currencies	40,455
Total change in net unrealized appreciation (depreciation)		339,398,004
Net gain (loss)		715,419,522
Net increase (decrease) in net assets resulting from operations		$ 809,060,550

Statement of Changes in Net Assets

	Year ended December 31, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 93,641,028	$ 115,365,664
Net realized gain (loss)	376,021,518	(309,873,827)
Change in net unrealized appreciation (depreciation)	339,398,004	1,591,452,108
Net increase (decrease) in net assets resulting from operations	809,060,550	1,396,943,945
Distributions to shareholders from net investment income	(98,879,089)	(115,095,209)
Share transactions - net increase (decrease)	(619,890,150)	(545,969,487)
Redemption fees	2,603	1,473
Total increase (decrease) in net assets	90,293,914	735,880,722

Net Assets
Beginning of period	5,913,153,565	5,177,272,843
End of period (including distributions in excess of net investment income of $1,868,429 and undistributed net investment income of $3,552,237, respectively)	$ 6,003,447,479	$ 5,913,153,565

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 16.81	$ 13.18	$ 23.91	$ 26.20	$ 25.49
Income from Investment Operations
Net investment income (loss) C	.30	.33	.47	.47	.45
Net realized and unrealized gain (loss)	2.24	3.64	(10.67)	(.05)	4.37
Total from investment operations	2.54	3.97	(10.20)	.42	4.82
Distributions from net investment income	(.33)	(.34)	(.51)	(.50)	(.89)
Distributions from net realized gain	-	-	(.02)	(2.21)	(3.22)
Total distributions	(.33)	(.34)	(.53)	(2.71)	(4.11)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 19.02	$ 16.81	$ 13.18	$ 23.91	$ 26.20
Total Return A,B	15.15%	30.21%	(42.65)%	1.53%	20.19%
Ratios to Average Net Assets D,F
Expenses before reductions	.56%	.58%	.57%	.55%	.57%
Expenses net of fee waivers, if any	.55%	.58%	.57%	.55%	.57%
Expenses net of all reductions	.55%	.58%	.57%	.54%	.56%
Net investment income (loss)	1.71%	2.29%	2.37%	1.71%	1.76%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,798,310	$ 3,771,733	$ 3,322,799	$ 7,201,655	$ 8,315,159
Portfolio turnover rate E	29%	29%	34%	20%	22%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Service Class

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 16.75	$ 13.14	$ 23.82	$ 26.11	$ 25.39
Income from Investment Operations
Net investment income (loss) C	.28	.31	.44	.44	.43
Net realized and unrealized gain (loss)	2.24	3.63	(10.62)	(.05)	4.35
Total from investment operations	2.52	3.94	(10.18)	.39	4.78
Distributions from net investment income	(.31)	(.33)	(.48)	(.47)	(.84)
Distributions from net realized gain	-	-	(.02)	(2.21)	(3.22)
Total distributions	(.31)	(.33)	(.50)	(2.68)	(4.06)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 18.96	$ 16.75	$ 13.14	$ 23.82	$ 26.11
Total Return A,B	15.09%	30.03%	(42.70)%	1.42%	20.08%
Ratios to Average Net Assets D,F
Expenses before reductions	.66%	.68%	.67%	.65%	.67%
Expenses net of fee waivers, if any	.65%	.68%	.67%	.65%	.67%
Expenses net of all reductions	.65%	.68%	.67%	.64%	.66%
Net investment income (loss)	1.61%	2.19%	2.27%	1.61%	1.66%
Supplemental Data
Net assets, end of period (000 omitted)	$ 414,431	$ 430,383	$ 405,082	$ 920,054	$ 1,118,333
Portfolio turnover rate E	29%	29%	34%	20%	22%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 16.57	$ 13.00	$ 23.57	$ 25.87	$ 25.17
Income from Investment Operations
Net investment income (loss) C	.25	.29	.41	.39	.38
Net realized and unrealized gain (loss)	2.21	3.58	(10.50)	(.04)	4.32
Total from investment operations	2.46	3.87	(10.09)	.35	4.70
Distributions from net investment income	(.28)	(.30)	(.46)	(.44)	(.78)
Distributions from net realized gain	-	-	(.02)	(2.21)	(3.22)
Total distributions	(.28)	(.30)	(.48)	(2.65)	(4.00)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 18.75	$ 16.57	$ 13.00	$ 23.57	$ 25.87
Total Return A,B	14.92%	29.88%	(42.81)%	1.27%	19.93%
Ratios to Average Net Assets D,F
Expenses before reductions	.81%	.83%	.82%	.80%	.82%
Expenses net of fee waivers, if any	.80%	.83%	.82%	.80%	.82%
Expenses net of all reductions	.80%	.83%	.82%	.80%	.82%
Net investment income (loss)	1.46%	2.04%	2.12%	1.46%	1.51%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,619,356	$ 1,558,421	$ 1,321,569	$ 2,583,129	$ 2,373,059
Portfolio turnover rate E	29%	29%	34%	20%	22%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Service Class 2R

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 16.49	$ 12.93	$ 23.44	$ 25.73	$ 25.08
Income from Investment Operations
Net investment income (loss) C	.25	.28	.41	.39	.38
Net realized and unrealized gain (loss)	2.20	3.58	(10.45)	(.04)	4.29
Total from investment operations	2.45	3.86	(10.04)	.35	4.67
Distributions from net investment income	(.28)	(.30)	(.45)	(.43)	(.80)
Distributions from net realized gain	-	-	(.02)	(2.21)	(3.22)
Total distributions	(.28)	(.30)	(.47)	(2.64)	(4.02)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 18.66	$ 16.49	$ 12.93	$ 23.44	$ 25.73
Total Return A,B	14.90%	29.95%	(42.82)%	1.27%	19.89%
Ratios to Average Net Assets D,F
Expenses before reductions	.81%	.83%	.82%	.80%	.82%
Expenses net of fee waivers, if any	.80%	.83%	.82%	.80%	.82%
Expenses net of all reductions	.80%	.83%	.81%	.79%	.81%
Net investment income (loss)	1.46%	2.04%	2.12%	1.46%	1.51%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,405	$ 5,259	$ 5,339	$ 13,558	$ 17,089
Portfolio turnover rate E	29%	29%	34%	20%	22%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 16.77	$ 13.15	$ 23.85	$ 26.15	$ 25.48
Income from Investment Operations
Net investment income (loss) C	.28	.31	.44	.44	.42
Net realized and unrealized gain (loss)	2.23	3.64	(10.63)	(.05)	4.36
Total from investment operations	2.51	3.95	(10.19)	.39	4.78
Distributions from net investment income	(.31)	(.33)	(.49)	(.48)	(.89)
Distributions from net realized gain	-	-	(.02)	(2.21)	(3.22)
Total distributions	(.31)	(.33)	(.51)	(2.69)	(4.11)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 18.97	$ 16.77	$ 13.15	$ 23.85	$ 26.15
Total Return A,B	15.04%	30.09%	(42.71)%	1.39%	20.04%
Ratios to Average Net Assets D,F
Expenses before reductions	.65%	.68%	.66%	.66%	.69%
Expenses net of fee waivers, if any	.64%	.68%	.66%	.66%	.69%
Expenses net of all reductions	.64%	.68%	.66%	.66%	.69%
Net investment income (loss)	1.62%	2.19%	2.28%	1.60%	1.63%
Supplemental Data
Net assets, end of period (000 omitted)	$ 165,946	$ 147,358	$ 122,483	$ 230,534	$ 170,050
Portfolio turnover rate E	29%	29%	34%	20%	22%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2010

1. Organization.

VIP Equity-Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Service Class 2R shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2010, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of December 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,311,972,907
Gross unrealized depreciation	(866,844,462)
Net unrealized appreciation (depreciation)	$ 445,128,445
Tax Cost	$ 5,561,361,748

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (168,007,461)
Net unrealized appreciation (depreciation)	$ 445,174,417

The tax character of distributions paid was as follows:

	December 31, 2010	December 31, 2009
Ordinary Income	$ 98,879,089	$ 115,095,209

Trading (Redemption) Fees. Service Class 2R shares held by investors less than 60 days are subject to a redemption fee equal to 1% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,645,368,856 and $2,315,535,549, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 408,532
Service Class 2	3,821,620
Service Class 2R	13,739
$ 4,243,891

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .01% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC has agreed to voluntarily waive this fee until December 31, 2010 (See Note 10: Expense Reductions.) For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 2,741,443
Service Class	306,678
Service Class 2	1,152,436
Service Class 2R	4,090
Investor Class	241,751
$ 4,446,398

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $21,052 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 10,269,037.45%		$ 6,877

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $22,836 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $800,893. During the period, there were no securities loaned to FCM.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $9,231,000. The weighted average interest rate was .70%. The interest expense amounted to $179 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

Annual Report

Notes to Financial Statements - continued

10. Expense Reductions.

FMR or its affiliates agreed to waive certain fees during the period as noted in the table below.

Initial Class	$ 264,507
Service Class	29,610
Service Class 2	110,854
Service Class 2R	399
Investor Class	10,794
$ 416,164

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $159,090 for the period.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2010	2009
From net investment income
Initial Class	$ 64,973,877	$ 75,517,681
Service Class	6,737,480	8,350,109
Service Class 2	24,391,968	28,318,758
Service Class 2R	80,537	96,589
Investor Class	2,695,227	2,812,072
Total	$ 98,879,089	$ 115,095,209

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2010	2009	2010	2009
Initial Class
Shares sold	4,740,512	8,717,811	$ 82,331,514	$ 119,199,048
Reinvestment of distributions	3,504,835	4,649,155	64,973,877	75,517,681
Shares redeemed	(32,979,175)	(41,112,018)	(570,621,114)	(560,835,381)
Net increase (decrease)	(24,733,828)	(27,745,052)	$ (423,315,723)	$ (366,118,652)
Service Class
Shares sold	702,398	1,374,191	$ 12,089,968	$ 18,756,098
Reinvestment of distributions	364,809	516,788	6,737,480	8,350,109
Shares redeemed	(4,898,823)	(7,035,493)	(84,563,059)	(95,421,754)
Net increase (decrease)	(3,831,616)	(5,144,514)	$ (65,735,611)	$ (68,315,547)
Service Class 2
Shares sold	6,065,151	9,883,762	$ 102,701,453	$ 131,168,937
Reinvestment of distributions	1,335,936	1,771,906	24,391,968	28,318,758
Shares redeemed	(15,068,707)	(19,265,158)	(257,524,680)	(264,471,751)
Net increase (decrease)	(7,667,620)	(7,609,490)	$ (130,431,259)	$ (104,984,056)
Service Class 2R
Shares sold	174,505	65,422	$ 2,953,931	$ 914,849
Reinvestment of distributions	4,431	6,094	80,537	96,589
Shares redeemed	(208,193)	(165,320)	(3,392,012)	(2,222,121)
Net increase (decrease)	(29,257)	(93,804)	$ (357,544)	$ (1,210,683)
Investor Class
Shares sold	1,468,527	1,142,867	$ 25,723,911	$ 16,328,956
Reinvestment of distributions	145,666	173,430	2,695,227	2,812,072
Shares redeemed	(1,656,459)	(1,842,484)	(28,469,151)	(24,481,577)
Net increase (decrease)	(42,266)	(526,187)	$ (50,013)	$ (5,340,549)

Annual Report

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 12% of the total outstanding shares of the Fund and two otherwise unaffiliated shareholders were the owners of record of 31% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP Equity-Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Equity-Income Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Equity-Income Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 15, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 408 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-
present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-
present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-
present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Initial Class designates 38% and 100%; Service Class designates 38% and 100%; Service Class 2 designates 38% and 100%; and Investor Class designates 38% and 100% of the dividends distributed in February and December respectively, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Equity-Income Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP Equity-Income Portfolio

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Initial Class of the fund was in the first quartile for the one-year period and the fourth quartile for the three- and five-year periods. The Board also noted that the investment performance of Initial Class of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Equity-Income Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2009.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Annual Report

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

VIPEI-ANN-0211
1.540027.113

Fidelity® Variable Insurance Products:
Equity-Income Portfolio - Service Class 2R

Annual Report

December 31, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

The general research services agreement with Fidelity Research & Analysis Company has been terminated and is no longer in effect for the fund.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2010	Past 1 year	Past 5 years	Past 10 years
VIP Equity-Income PortfolioSM - Service Class 2R A	14.90%	0.72%	2.20%

A The initial offering of Service Class 2R shares took place on April 24, 2002. Returns prior to April 24, 2002 are those of Service Class 2.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Equity-Income PortfolioSM - Service Class 2R on December 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period. The initial offering of Service Class 2R took place on April 24, 2002. See above for additional information regarding the performance of Service Class 2R.

Annual Report

Management's Discussion of Fund Performance

Market Recap: While market improvements around the world hit a speed bump in the first half of the 12-month period ending December 31, 2010, world economies re-accelerated in August, supported by a broadening recovery and low inflation in the U.S. Domestic stock markets recorded solid gains for the year, lifted by a strong second-half rally fueled by economic optimism, encouraging earnings reports and a wave of corporate mergers. The large-cap S&P 500® Index rose 15.06%, the blue-chip-laden Dow Jones Industrial AverageSM added 14.06% and the technology-heavy Nasdaq Composite® Index climbed 18.02%. Meanwhile, international stocks, as represented by the MSCI® ACWI® (All Country World Index) ex USA Index, gained 11.29%, boosted in part by a depreciating U.S. dollar. In the fixed-income arena, U.S. taxable investment-grade bonds generated positive results during 2010, as the Barclays Capital® U.S. Aggregate Bond Index gained 6.54%. With ultra-low interest rates bolstering nearly all fixed-income securities for most of the year, sectors in the index with higher yields and more credit risk generally fared best, while most high-quality bonds generated more-moderate returns. Meanwhile, high-yield bonds, as represented by The BofA Merrill LynchSM US High Yield Constrained Index, returned 15.07%, a result of improved economic data and strengthening investor demand. Overseas, foreign bond markets showed mixed results, with a sizable disparity between the 3.97% return of the Citigroup® Non-U.S. Group of 7 Index - which measures the performance of sovereign debt of the major global economies outside the U.S. - and the 12.04% advance of the JPMorgan Emerging Markets Bond Index Global (EMBI Global), which benefited from the rising overall credit quality of emerging-markets debt issuers.

Comments from Stephen Petersen, Portfolio Manager of VIP Equity-Income PortfolioSM: For the 12 months ending December 31, 2010, the fund's share classes lagged the Russell 3000® Value Index, which returned 16.23%. (For specific portfolio results, please see the performance section of this report.) The fund's relative underperformance was due to security selection, primarily within consumer discretionary, with selections among auto-related names hurting the most. However, the negative impact was more than offset by the fund's overall overweighting in this strong-performing group. Security selection also was weak in energy, information technology and utilities. Unfavorable positioning within diversified financials detracted as well. On the upside, the fund was boosted by its industrials holdings - especially those in the capital goods area - as well as positioning in telecommunication services. Overweighting the energy and retailing segments also provided a boost, despite weak picks in each area. In terms of individual securities, tax-preparation firm H&R Block felt the impact of a reduction in the number of tax filers - a result of the recession and high unemployment in the U.S. Overweighting computer and peripherals maker Hewlett-Packard detracted when the stock fell after the CEO's forced resignation in August. Within financials, large positions in brokerage firm Morgan Stanley and financial services giant Bank of America hurt. Morgan Stanley lost ground due to a softening in the brokerage business, but still posted decent earnings. Bank of America saw its shares decline as investors grew concerned about both the impact of regulatory reform and the possibility that the company's mortgage underwriting business would suffer significant losses related to the ongoing foreclosure crisis. Conversely, global casino operator Las Vegas Sands was the top contributor. The company recently opened a new casino in Singapore, and its financial performance has already vastly outperformed expectations. Underweighting insurance-focused conglomerate Berkshire Hathaway was helpful, as its stock underperformed. The fund also benefited from timely ownership of oil giant Exxon Mobil. Shares of Cummins, a maker of truck engines, rose based on escalating demand. Within telecom, the stock of Qwest Communications International trended upward throughout the reporting period, bolstered in part by its announced merger with CenturyLink in April.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 to December 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period* July 1, 2010 to December 31, 2010
Initial Class	.55%
Actual		$ 1,000.00	$ 1,240.00	$ 3.11
Hypothetical A		$ 1,000.00	$ 1,022.43	$ 2.80
Service Class	.65%
Actual		$ 1,000.00	$ 1,239.70	$ 3.67
Hypothetical A		$ 1,000.00	$ 1,021.93	$ 3.31
Service Class 2.80%
Actual		$ 1,000.00	$ 1,238.90	$ 4.51
Hypothetical A		$ 1,000.00	$ 1,021.17	$ 4.08
Service Class 2R	.79%
Actual		$ 1,000.00	$ 1,239.20	$ 4.46
Hypothetical A		$ 1,000.00	$ 1,021.22	$ 4.02
Investor Class	.63%
Actual		$ 1,000.00	$ 1,239.90	$ 3.56
Hypothetical A		$ 1,000.00	$ 1,022.03	$ 3.21

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	3.4	3.4
Wells Fargo & Co.	3.2	3.3
Chevron Corp.	2.5	2.3
Bank of America Corp.	2.4	3.2
AT&T, Inc.	2.3	2.4
Pfizer, Inc.	2.2	2.1
PNC Financial Services Group, Inc.	2.0	2.4
Exxon Mobil Corp.	2.0	3.4
General Electric Co.	1.7	1.4
Citigroup, Inc.	1.6	0.9
	23.3
Top Five Market Sectors as of December 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	27.7	27.5
Consumer Discretionary	14.4	15.3
Energy	14.0	15.5
Industrials	11.2	10.4
Health Care	8.8	7.2
Asset Allocation (% of fund's net assets)
As of December 31, 2010*		As of June 30, 2010**
	Stocks 97.3%		Stocks 97.3%
	Bonds 1.9%		Bonds 2.4%
	Short-Term Investments and Net Other Assets 0.8%		Short-Term Investments and Net Other Assets 0.3%
* Foreign investments	11.8%	** Foreign investments	11.9%

Annual Report

Investments December 31, 2010

Showing Percentage of Net Assets

Common Stocks - 95.5%
	Shares	Value
CONSUMER DISCRETIONARY - 12.5%
Auto Components - 1.2%
Johnson Controls, Inc.	989,967	$ 37,816,739
Michelin CGDE Series B	216,474	15,542,162
The Goodyear Tire & Rubber Co. (a)	1,650,000	19,552,500
		72,911,401
Automobiles - 1.5%
Daimler AG (Germany) (a)	197,718	13,410,423
Ford Motor Co. (a)	959,365	16,107,738
Harley-Davidson, Inc.	1,425,050	49,406,484
Thor Industries, Inc.	209,500	7,114,620
Winnebago Industries, Inc. (a)	407,511	6,194,167
		92,233,432
Diversified Consumer Services - 0.4%
H&R Block, Inc.	1,782,786	21,232,981
Hotels, Restaurants & Leisure - 0.3%
Las Vegas Sands Corp. unit	24,400	18,986,128
Household Durables - 2.5%
KB Home	295,900	3,991,691
Lennar Corp. Class A	603,166	11,309,363
Newell Rubbermaid, Inc.	1,692,220	30,764,560
PulteGroup, Inc. (a)	1,665,768	12,526,575
Stanley Black & Decker, Inc.	695,153	46,484,881
Techtronic Industries Co. Ltd.	3,945,500	5,147,298
Toll Brothers, Inc. (a)	170,987	3,248,753
Whirlpool Corp.	375,434	33,349,802
		146,822,923
Internet & Catalog Retail - 0.2%
Liberty Media Corp. Interactive Series A (a)	844,241	13,313,681
Leisure Equipment & Products - 0.3%
Brunswick Corp.	1,013,757	18,997,806
Media - 2.3%
Belo Corp. Series A (a)	952,224	6,741,746
CC Media Holdings, Inc. Class A (a)	693,958	6,245,622
Comcast Corp.:
Class A	1,080,436	23,737,179
Class A (special) (non-vtg.)	911,000	18,957,910
The Walt Disney Co.	1,365,190	51,208,277
Time Warner, Inc.	964,383	31,024,201
		137,914,935
Multiline Retail - 1.4%
Kohl's Corp. (a)	413,224	22,454,592
Macy's, Inc.	1,083,500	27,412,550
Target Corp.	520,190	31,279,025
Tuesday Morning Corp. (a)	508,423	2,684,473
		83,830,640
Specialty Retail - 2.1%
Home Depot, Inc.	1,860,500	65,229,130
Lowe's Companies, Inc.	1,006,978	25,255,008
OfficeMax, Inc. (a)	598,000	10,584,600

	Shares	Value
RadioShack Corp.	569,500	$ 10,530,055
Staples, Inc.	638,015	14,527,602
		126,126,395
Textiles, Apparel & Luxury Goods - 0.3%
Phillips-Van Heusen Corp.	173,516	10,933,243
Warnaco Group, Inc. (a)	165,363	9,106,540
		20,039,783
TOTAL CONSUMER DISCRETIONARY		752,410,105
CONSUMER STAPLES - 5.2%
Beverages - 1.0%
Carlsberg AS Series B	139,662	13,990,248
PepsiCo, Inc.	257,830	16,844,034
The Coca-Cola Co.	475,329	31,262,388
		62,096,670
Food & Staples Retailing - 1.2%
CVS Caremark Corp.	425,189	14,783,822
Kroger Co.	956,200	21,380,632
Walgreen Co.	752,662	29,323,712
Winn-Dixie Stores, Inc. (a)	587,020	4,208,933
		69,697,099
Food Products - 0.4%
Kraft Foods, Inc. Class A	67,000	2,111,170
Nestle SA	391,594	22,947,417
		25,058,587
Household Products - 1.5%
Kimberly-Clark Corp.	272,870	17,201,725
Procter & Gamble Co.	1,140,705	73,381,553
		90,583,278
Personal Products - 0.3%
Avon Products, Inc.	534,971	15,546,257
Tobacco - 0.8%
Philip Morris International, Inc.	787,105	46,069,256
TOTAL CONSUMER STAPLES		309,051,147
ENERGY - 13.9%
Energy Equipment & Services - 2.5%
Baker Hughes, Inc.	935,631	53,490,024
Halliburton Co.	760,701	31,059,422
Noble Corp.	1,188,302	42,505,563
Pride International, Inc. (a)	451,957	14,914,581
Transocean Ltd. (a)	124,016	8,620,352
		150,589,942
Oil, Gas & Consumable Fuels - 11.4%
Anadarko Petroleum Corp.	471,860	35,936,858
Apache Corp.	205,880	24,547,072
BP PLC sponsored ADR	1,216,006	53,710,985
Chevron Corp.	1,630,329	148,767,521
ConocoPhillips	954,110	64,974,891
CONSOL Energy, Inc.	455,890	22,220,079
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Devon Energy Corp.	199,500	$ 15,662,745
Exxon Mobil Corp.	1,631,141	119,269,030
Marathon Oil Corp.	816,078	30,219,368
Occidental Petroleum Corp.	480,075	47,095,358
Royal Dutch Shell PLC Class A sponsored ADR (d)	1,439,900	96,156,522
Southwestern Energy Co. (a)	700,621	26,224,244
		684,784,673
TOTAL ENERGY		835,374,615
FINANCIALS - 26.7%
Capital Markets - 4.7%
Bank of New York Mellon Corp.	1,698,099	51,282,590
Bank Sarasin & Co. Ltd. Series B (Reg.)	252,692	11,521,652
Goldman Sachs Group, Inc.	370,694	62,335,903
Morgan Stanley	2,903,777	79,011,772
State Street Corp.	877,580	40,667,057
UBS AG (a)	640,888	10,530,407
UBS AG (NY Shares) (a)	1,595,121	26,271,643
		281,621,024
Commercial Banks - 8.7%
Associated Banc-Corp.	2,093,457	31,715,874
Barclays PLC	5,476,874	22,650,667
BB&T Corp.	1,356,898	35,672,848
BNP Paribas SA	77,400	4,926,864
Comerica, Inc.	475,700	20,093,568
Huntington Bancshares, Inc.	2,786,200	19,141,194
KeyCorp	2,853,500	25,253,475
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	3,449,325	18,660,848
PNC Financial Services Group, Inc.	1,988,230	120,725,326
U.S. Bancorp, Delaware	1,318,938	35,571,758
Wells Fargo & Co.	6,134,109	190,096,038
		524,508,460
Consumer Finance - 1.6%
American Express Co.	521,105	22,365,827
Capital One Financial Corp.	300,750	12,799,920
Discover Financial Services	2,519,369	46,683,908
SLM Corp. (a)	904,032	11,381,763
		93,231,418
Diversified Financial Services - 8.0%
Bank of America Corp.	10,733,336	143,182,702
Citigroup, Inc. (a)	21,269,761	100,605,970
CME Group, Inc.	38,534	12,398,315
JPMorgan Chase & Co.	4,779,562	202,749,013
Moody's Corp. (d)	883,429	23,446,206
		482,382,206
Insurance - 1.5%
Berkshire Hathaway, Inc. Class B (a)	118,700	9,509,057

	Shares	Value
First American Financial Corp.	619,920	$ 9,261,605
Hartford Financial Services Group, Inc.	539,061	14,279,726
Marsh & McLennan Companies, Inc.	503,576	13,767,768
Unum Group	1,268,597	30,725,419
XL Capital Ltd. Class A	418,777	9,137,714
		86,681,289
Real Estate Investment Trusts - 1.7%
Boston Properties, Inc.	136,475	11,750,498
Camden Property Trust (SBI)	153,114	8,265,094
HCP, Inc.	823,532	30,297,742
ProLogis Trust	353,500	5,104,540
Rayonier, Inc.	176,815	9,286,324
Segro PLC	1,278,288	5,711,735
Ventas, Inc.	386,075	20,261,216
Weyerhaeuser Co.	687,780	13,019,675
		103,696,824
Real Estate Management & Development - 0.5%
CB Richard Ellis Group, Inc. Class A (a)	834,075	17,081,856
Indiabulls Real Estate Ltd. (a)	2,750,085	8,564,704
Unite Group PLC (a)	683,979	2,071,260
		27,717,820
TOTAL FINANCIALS		1,599,839,041
HEALTH CARE - 8.8%
Biotechnology - 1.2%
Amgen, Inc. (a)	712,122	39,095,498
Cephalon, Inc. (a)	153,200	9,455,504
Gilead Sciences, Inc. (a)	674,065	24,428,116
		72,979,118
Health Care Equipment & Supplies - 1.4%
C. R. Bard, Inc.	205,200	18,831,204
CareFusion Corp. (a)	1,109,900	28,524,430
Covidien PLC	268,900	12,277,974
Stryker Corp.	454,900	24,428,130
		84,061,738
Health Care Providers & Services - 0.4%
UnitedHealth Group, Inc.	687,400	24,822,014
Life Sciences Tools & Services - 0.5%
Agilent Technologies, Inc. (a)	662,181	27,434,159
Pharmaceuticals - 5.3%
GlaxoSmithKline PLC	631,919	12,263,020
GlaxoSmithKline PLC sponsored ADR	43,700	1,713,914
Johnson & Johnson	929,766	57,506,027
Merck & Co., Inc.	2,380,872	85,806,627
Pfizer, Inc.	7,516,615	131,615,929
Sanofi-Aventis	487,372	31,261,967
		320,167,484
TOTAL HEALTH CARE		529,464,513
Common Stocks - continued
	Shares	Value
INDUSTRIALS - 11.0%
Aerospace & Defense - 2.5%
Goodrich Corp.	128,142	$ 11,285,466
Honeywell International, Inc.	925,025	49,174,329
Spirit AeroSystems Holdings, Inc. Class A (a)	275,088	5,724,581
The Boeing Co.	406,784	26,546,724
United Technologies Corp.	724,789	57,055,390
		149,786,490
Building Products - 0.4%
Armstrong World Industries, Inc.	120,914	5,199,302
Masco Corp.	1,569,300	19,867,338
		25,066,640
Commercial Services & Supplies - 0.5%
Pitney Bowes, Inc.	459,700	11,115,546
Republic Services, Inc.	652,000	19,468,720
		30,584,266
Construction & Engineering - 0.6%
Fluor Corp.	255,800	16,949,308
KBR, Inc.	635,239	19,355,732
		36,305,040
Industrial Conglomerates - 3.8%
General Electric Co.	5,720,475	104,627,488
Koninklijke Philips Electronics NV unit	413,300	12,688,310
Rheinmetall AG	296,433	23,847,231
Siemens AG sponsored ADR	416,000	51,688,000
Textron, Inc.	823,200	19,460,448
Tyco International Ltd.	380,936	15,785,988
		228,097,465
Machinery - 2.5%
Briggs & Stratton Corp.	1,203,409	23,695,123
Caterpillar, Inc.	101,800	9,534,588
Cummins, Inc.	340,500	37,458,405
Harsco Corp.	223,320	6,324,422
Ingersoll-Rand Co. Ltd.	673,888	31,733,386
Kennametal, Inc.	250,344	9,878,574
Navistar International Corp. (a)	292,170	16,919,565
SPX Corp.	145,800	10,423,242
		145,967,305
Road & Rail - 0.7%
CSX Corp.	345,000	22,290,450
Union Pacific Corp.	228,400	21,163,544
		43,453,994
TOTAL INDUSTRIALS		659,261,200
INFORMATION TECHNOLOGY - 6.0%
Communications Equipment - 0.7%
Cisco Systems, Inc. (a)	1,134,453	22,949,984

	Shares	Value
Comverse Technology, Inc. (a)	1,623,693	$ 11,788,011
Motorola, Inc. (a)	725,557	6,580,802
		41,318,797
Computers & Peripherals - 0.9%
Hewlett-Packard Co.	1,287,050	54,184,805
Electronic Equipment & Components - 1.2%
Arrow Electronics, Inc. (a)	704,900	24,142,825
Avnet, Inc. (a)	352,303	11,636,568
Tyco Electronics Ltd.	960,536	34,002,974
		69,782,367
IT Services - 0.4%
CoreLogic, Inc. (a)	289,320	5,358,206
MoneyGram International, Inc. (a)	438,950	1,189,555
Visa, Inc. Class A	219,433	15,443,695
		21,991,456
Office Electronics - 0.3%
Xerox Corp.	1,784,378	20,556,035
Semiconductors & Semiconductor Equipment - 2.5%
Applied Materials, Inc.	1,707,400	23,988,970
Intel Corp.	2,738,600	57,592,758
Micron Technology, Inc. (a)	1,507,800	12,092,556
National Semiconductor Corp.	1,433,347	19,722,855
Samsung Electronics Co. Ltd.	12,977	10,983,435
Teradyne, Inc. (a)	1,435,900	20,160,036
Varian Semiconductor Equipment Associates, Inc. (a)	182,020	6,729,279
		151,269,889
TOTAL INFORMATION TECHNOLOGY		359,103,349
MATERIALS - 2.8%
Chemicals - 2.0%
Celanese Corp. Class A	471,412	19,408,032
Clariant AG (Reg.) (a)	1,331,205	26,986,003
Dow Chemical Co.	794,805	27,134,643
E.I. du Pont de Nemours & Co.	670,700	33,454,516
PPG Industries, Inc.	131,300	11,038,391
		118,021,585
Construction Materials - 0.2%
HeidelbergCement AG	192,600	12,077,041
Metals & Mining - 0.6%
Alcoa, Inc.	1,012,171	15,577,312
Commercial Metals Co.	442,971	7,348,889
Freeport-McMoRan Copper & Gold, Inc.	135,551	16,278,320
		39,204,521
TOTAL MATERIALS		169,303,147
TELECOMMUNICATION SERVICES - 5.0%
Diversified Telecommunication Services - 4.6%
AT&T, Inc.	4,610,452	135,455,080
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Qwest Communications International, Inc.	5,608,200	$ 42,678,402
Verizon Communications, Inc.	2,666,517	95,407,978
		273,541,460
Wireless Telecommunication Services - 0.4%
Sprint Nextel Corp. (a)	6,011,178	25,427,283
TOTAL TELECOMMUNICATION SERVICES		298,968,743
UTILITIES - 3.6%
Electric Utilities - 2.2%
Allegheny Energy, Inc.	921,509	22,337,378
American Electric Power Co., Inc.	1,349,079	48,539,862
Entergy Corp.	296,459	20,998,191
FirstEnergy Corp. (d)	1,101,500	40,777,530
		132,652,961
Independent Power Producers & Energy Traders - 0.6%
AES Corp. (a)	2,879,421	35,071,348
Multi-Utilities - 0.8%
Alliant Energy Corp.	340,496	12,520,038
PG&E Corp.	298,392	14,275,073
Public Service Enterprise Group, Inc.	600,479	19,101,237
Veolia Environnement	132,700	3,886,319
		49,782,667
TOTAL UTILITIES		217,506,976
TOTAL COMMON STOCKS (Cost $5,250,694,342)		5,730,282,836
Preferred Stocks - 1.8%

Convertible Preferred Stocks - 1.6%
CONSUMER DISCRETIONARY - 0.6%
Automobiles - 0.6%
General Motors Co. 4.75%	656,400	35,517,804
Household Durables - 0.0%
Stanley Black & Decker, Inc. 4.75% (a)	13,800	1,494,713
TOTAL CONSUMER DISCRETIONARY		37,012,517
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Apache Corp. 6.00%	111,700	7,401,242
FINANCIALS - 0.8%
Commercial Banks - 0.2%
Huntington Bancshares, Inc. 8.50%	9,000	9,497,340
Diversified Financial Services - 0.2%
Citigroup, Inc. 7.50%	87,000	11,892,030

	Shares	Value
Insurance - 0.4%
Hartford Financial Services Group, Inc. Series F 7.25%	310,900	$ 7,995,975
XL Capital Ltd. 10.75%	494,600	15,411,736
		23,407,711
TOTAL FINANCIALS		44,797,081
UTILITIES - 0.1%
Electric Utilities - 0.1%
PPL Corp. 9.50%	121,900	6,665,492
TOTAL CONVERTIBLE PREFERRED STOCKS		95,876,332
Nonconvertible Preferred Stocks - 0.2%
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Volkswagen AG	82,700	13,423,186
TOTAL PREFERRED STOCKS (Cost $93,391,048)		109,299,518
Corporate Bonds - 1.9%
	Principal Amount
Convertible Bonds - 1.7%
CONSUMER DISCRETIONARY - 1.1%
Hotels, Restaurants & Leisure - 0.3%
MGM Mirage, Inc. 4.25% 4/15/15 (e)	$ 14,560,000	15,852,200
Leisure Equipment & Products - 0.0%
Eastman Kodak Co. 7% 4/1/17	2,030,000	2,117,696
Media - 0.8%
Liberty Media Corp.:
3.5% 1/15/31	254,655	184,425
4% 11/15/29	4,750,000	2,707,500
3.5% 1/15/31 (e)	9,306,795	6,740,111
News America, Inc. liquid yield option note:
0% 2/28/21 (e)	22,670,000	15,879,202
0% 2/28/21	3,490,000	2,444,571
Virgin Media, Inc. 6.5% 11/15/16	12,614,000	20,867,340
		48,823,149
TOTAL CONSUMER DISCRETIONARY		66,793,045
FINANCIALS - 0.2%
Thrifts & Mortgage Finance - 0.2%
MGIC Investment Corp. 9% 4/1/63 (e)	10,438,000	11,507,895
Corporate Bonds - continued
	Principal Amount	Value
Convertible Bonds - continued
INDUSTRIALS - 0.2%
Airlines - 0.2%
UAL Corp.:
4.5% 6/30/21 (e)	$ 8,490,000	$ 8,666,592
4.5% 6/30/21	280,000	285,824
		8,952,416
INFORMATION TECHNOLOGY - 0.2%
Semiconductors & Semiconductor Equipment - 0.2%
Advanced Micro Devices, Inc.:
6% 5/1/15 (e)	6,316,000	6,329,264
6% 5/1/15	2,798,000	2,803,876
Micron Technology, Inc. 1.875% 6/1/27	3,933,000	3,765,848
		12,898,988
TOTAL CONVERTIBLE BONDS		100,152,344
Nonconvertible Bonds - 0.2%
MATERIALS - 0.2%
Chemicals - 0.2%
Hercules, Inc. 6.5% 6/30/29 unit	15,700,000	12,462,660
TOTAL CORPORATE BONDS (Cost $100,580,725)		112,615,004
Money Market Funds - 0.9%
	Shares	Value
Fidelity Cash Central Fund, 0.19% (b)	46,188,835	$ 46,188,835
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	8,104,000	8,104,000
TOTAL MONEY MARKET FUNDS (Cost $54,292,835)		54,292,835
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $5,498,958,950)		6,006,490,193
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(3,042,714)
NET ASSETS - 100%		$ 6,003,447,479
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $64,975,264 or 1.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 39,921
Fidelity Securities Lending Cash Central Fund	800,893
Total	$ 840,814
Other Information

The following is a summary of the inputs used, as of December 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 802,845,808	$ 782,364,967	$ 20,480,841	$ -
Consumer Staples	309,051,147	309,051,147	-	-
Energy	842,775,857	842,775,857	-	-
Financials	1,644,636,122	1,582,069,703	62,566,419	-
Health Care	529,464,513	485,939,526	43,524,987	-
Industrials	659,261,200	659,261,200	-	-
Information Technology	359,103,349	359,103,349	-	-
Materials	169,303,147	169,303,147	-	-
Telecommunication Services	298,968,743	298,968,743	-	-
Utilities	224,172,468	213,620,657	10,551,811	-
Corporate Bonds	112,615,004	-	112,615,004	-
Money Market Funds	54,292,835	54,292,835	-	-
Total Investments in Securities:	$ 6,006,490,193	$ 5,756,751,131	$ 249,739,062	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	88.2%
Switzerland	3.3%
United Kingdom	3.2%
Germany	1.9%
Ireland	1.2%
France	1.0%
Others (Individually Less Than 1%)	1.2%
100.0%
Income Tax Information

At December 31, 2010, the Fund had a capital loss carryforward of approximately $168,007,461 all of which will expire in fiscal 2017. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2010

Assets
Investment in securities, at value (including securities loaned of $7,895,710) - See accompanying schedule: Unaffiliated issuers (cost $5,444,666,115)	$ 5,952,197,358
Fidelity Central Funds (cost $54,292,835)	54,292,835
Total Investments (cost $5,498,958,950)		$ 6,006,490,193
Cash		255,113
Receivable for investments sold		7,846,729
Receivable for fund shares sold		929,418
Dividends receivable		6,209,156
Interest receivable		777,210
Distributions receivable from Fidelity Central Funds		5,998
Prepaid expenses		17,204
Other receivables		289,394
Total assets		6,022,820,415

Liabilities
Payable for fund shares redeemed	$ 7,876,491
Accrued management fee	2,255,589
Distribution and service plan fees payable	367,554
Other affiliated payables	431,145
Other payables and accrued expenses	338,157
Collateral on securities loaned, at value	8,104,000
Total liabilities		19,372,936

Net Assets		$ 6,003,447,479
Net Assets consist of:
Paid in capital		$ 5,729,372,443
Distributions in excess of net investment income		(1,868,429)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(231,633,750)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		507,577,215
Net Assets		$ 6,003,447,479

Statement of Assets and Liabilities - continued

December 31, 2010

Initial Class: Net Asset Value, offering price and redemption price per share ($3,798,309,587 ÷ 199,689,311 shares)	$ 19.02

Service Class: Net Asset Value, offering price and redemption price per share ($414,431,332 ÷ 21,859,341 shares)	$ 18.96

Service Class 2: Net Asset Value, offering price and redemption price per share ($1,619,355,750 ÷ 86,388,600 shares)	$ 18.75

Service Class 2R: Net Asset Value, offering price and redemption price per share ($5,405,078 ÷ 289,707 shares)	$ 18.66

Investor Class: Net Asset Value, offering price and redemption price per share ($165,945,732 ÷ 8,745,541 shares)	$ 18.97

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2010

Investment Income
Dividends		$ 120,053,669
Interest		8,740,142
Income from Fidelity Central Funds		840,814
Total income		129,634,625

Expenses
Management fee	$ 26,340,116
Transfer agent fees	4,446,398
Distribution and service plan fees	4,243,891
Accounting and security lending fees	1,132,655
Custodian fees and expenses	170,669
Independent trustees' compensation	33,980
Appreciation in deferred trustee compensation account	95
Audit	78,093
Legal	33,320
Interest	7,056
Miscellaneous	82,578
Total expenses before reductions	36,568,851
Expense reductions	(575,254)	35,993,597
Net investment income (loss)		93,641,028
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $171,799)	376,291,349
Foreign currency transactions	(269,831)
Total net realized gain (loss)		376,021,518
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $170,609)	339,357,549
Assets and liabilities in foreign currencies	40,455
Total change in net unrealized appreciation (depreciation)		339,398,004
Net gain (loss)		715,419,522
Net increase (decrease) in net assets resulting from operations		$ 809,060,550

Statement of Changes in Net Assets

	Year ended December 31, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 93,641,028	$ 115,365,664
Net realized gain (loss)	376,021,518	(309,873,827)
Change in net unrealized appreciation (depreciation)	339,398,004	1,591,452,108
Net increase (decrease) in net assets resulting from operations	809,060,550	1,396,943,945
Distributions to shareholders from net investment income	(98,879,089)	(115,095,209)
Share transactions - net increase (decrease)	(619,890,150)	(545,969,487)
Redemption fees	2,603	1,473
Total increase (decrease) in net assets	90,293,914	735,880,722

Net Assets
Beginning of period	5,913,153,565	5,177,272,843
End of period (including distributions in excess of net investment income of $1,868,429 and undistributed net investment income of $3,552,237, respectively)	$ 6,003,447,479	$ 5,913,153,565

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 16.81	$ 13.18	$ 23.91	$ 26.20	$ 25.49
Income from Investment Operations
Net investment income (loss) C	.30	.33	.47	.47	.45
Net realized and unrealized gain (loss)	2.24	3.64	(10.67)	(.05)	4.37
Total from investment operations	2.54	3.97	(10.20)	.42	4.82
Distributions from net investment income	(.33)	(.34)	(.51)	(.50)	(.89)
Distributions from net realized gain	-	-	(.02)	(2.21)	(3.22)
Total distributions	(.33)	(.34)	(.53)	(2.71)	(4.11)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 19.02	$ 16.81	$ 13.18	$ 23.91	$ 26.20
Total Return A,B	15.15%	30.21%	(42.65)%	1.53%	20.19%
Ratios to Average Net Assets D,F
Expenses before reductions	.56%	.58%	.57%	.55%	.57%
Expenses net of fee waivers, if any	.55%	.58%	.57%	.55%	.57%
Expenses net of all reductions	.55%	.58%	.57%	.54%	.56%
Net investment income (loss)	1.71%	2.29%	2.37%	1.71%	1.76%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,798,310	$ 3,771,733	$ 3,322,799	$ 7,201,655	$ 8,315,159
Portfolio turnover rate E	29%	29%	34%	20%	22%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Service Class

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 16.75	$ 13.14	$ 23.82	$ 26.11	$ 25.39
Income from Investment Operations
Net investment income (loss) C	.28	.31	.44	.44	.43
Net realized and unrealized gain (loss)	2.24	3.63	(10.62)	(.05)	4.35
Total from investment operations	2.52	3.94	(10.18)	.39	4.78
Distributions from net investment income	(.31)	(.33)	(.48)	(.47)	(.84)
Distributions from net realized gain	-	-	(.02)	(2.21)	(3.22)
Total distributions	(.31)	(.33)	(.50)	(2.68)	(4.06)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 18.96	$ 16.75	$ 13.14	$ 23.82	$ 26.11
Total Return A,B	15.09%	30.03%	(42.70)%	1.42%	20.08%
Ratios to Average Net Assets D,F
Expenses before reductions	.66%	.68%	.67%	.65%	.67%
Expenses net of fee waivers, if any	.65%	.68%	.67%	.65%	.67%
Expenses net of all reductions	.65%	.68%	.67%	.64%	.66%
Net investment income (loss)	1.61%	2.19%	2.27%	1.61%	1.66%
Supplemental Data
Net assets, end of period (000 omitted)	$ 414,431	$ 430,383	$ 405,082	$ 920,054	$ 1,118,333
Portfolio turnover rate E	29%	29%	34%	20%	22%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 16.57	$ 13.00	$ 23.57	$ 25.87	$ 25.17
Income from Investment Operations
Net investment income (loss) C	.25	.29	.41	.39	.38
Net realized and unrealized gain (loss)	2.21	3.58	(10.50)	(.04)	4.32
Total from investment operations	2.46	3.87	(10.09)	.35	4.70
Distributions from net investment income	(.28)	(.30)	(.46)	(.44)	(.78)
Distributions from net realized gain	-	-	(.02)	(2.21)	(3.22)
Total distributions	(.28)	(.30)	(.48)	(2.65)	(4.00)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 18.75	$ 16.57	$ 13.00	$ 23.57	$ 25.87
Total Return A,B	14.92%	29.88%	(42.81)%	1.27%	19.93%
Ratios to Average Net Assets D,F
Expenses before reductions	.81%	.83%	.82%	.80%	.82%
Expenses net of fee waivers, if any	.80%	.83%	.82%	.80%	.82%
Expenses net of all reductions	.80%	.83%	.82%	.80%	.82%
Net investment income (loss)	1.46%	2.04%	2.12%	1.46%	1.51%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,619,356	$ 1,558,421	$ 1,321,569	$ 2,583,129	$ 2,373,059
Portfolio turnover rate E	29%	29%	34%	20%	22%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Service Class 2R

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 16.49	$ 12.93	$ 23.44	$ 25.73	$ 25.08
Income from Investment Operations
Net investment income (loss) C	.25	.28	.41	.39	.38
Net realized and unrealized gain (loss)	2.20	3.58	(10.45)	(.04)	4.29
Total from investment operations	2.45	3.86	(10.04)	.35	4.67
Distributions from net investment income	(.28)	(.30)	(.45)	(.43)	(.80)
Distributions from net realized gain	-	-	(.02)	(2.21)	(3.22)
Total distributions	(.28)	(.30)	(.47)	(2.64)	(4.02)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 18.66	$ 16.49	$ 12.93	$ 23.44	$ 25.73
Total Return A,B	14.90%	29.95%	(42.82)%	1.27%	19.89%
Ratios to Average Net Assets D,F
Expenses before reductions	.81%	.83%	.82%	.80%	.82%
Expenses net of fee waivers, if any	.80%	.83%	.82%	.80%	.82%
Expenses net of all reductions	.80%	.83%	.81%	.79%	.81%
Net investment income (loss)	1.46%	2.04%	2.12%	1.46%	1.51%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,405	$ 5,259	$ 5,339	$ 13,558	$ 17,089
Portfolio turnover rate E	29%	29%	34%	20%	22%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 16.77	$ 13.15	$ 23.85	$ 26.15	$ 25.48
Income from Investment Operations
Net investment income (loss) C	.28	.31	.44	.44	.42
Net realized and unrealized gain (loss)	2.23	3.64	(10.63)	(.05)	4.36
Total from investment operations	2.51	3.95	(10.19)	.39	4.78
Distributions from net investment income	(.31)	(.33)	(.49)	(.48)	(.89)
Distributions from net realized gain	-	-	(.02)	(2.21)	(3.22)
Total distributions	(.31)	(.33)	(.51)	(2.69)	(4.11)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 18.97	$ 16.77	$ 13.15	$ 23.85	$ 26.15
Total Return A,B	15.04%	30.09%	(42.71)%	1.39%	20.04%
Ratios to Average Net Assets D,F
Expenses before reductions	.65%	.68%	.66%	.66%	.69%
Expenses net of fee waivers, if any	.64%	.68%	.66%	.66%	.69%
Expenses net of all reductions	.64%	.68%	.66%	.66%	.69%
Net investment income (loss)	1.62%	2.19%	2.28%	1.60%	1.63%
Supplemental Data
Net assets, end of period (000 omitted)	$ 165,946	$ 147,358	$ 122,483	$ 230,534	$ 170,050
Portfolio turnover rate E	29%	29%	34%	20%	22%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2010

1. Organization.

VIP Equity-Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Service Class 2R shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2010, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of December 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,311,972,907
Gross unrealized depreciation	(866,844,462)
Net unrealized appreciation (depreciation)	$ 445,128,445
Tax Cost	$ 5,561,361,748

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (168,007,461)
Net unrealized appreciation (depreciation)	$ 445,174,417

The tax character of distributions paid was as follows:

	December 31, 2010	December 31, 2009
Ordinary Income	$ 98,879,089	$ 115,095,209

Trading (Redemption) Fees. Service Class 2R shares held by investors less than 60 days are subject to a redemption fee equal to 1% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,645,368,856 and $2,315,535,549, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 408,532
Service Class 2	3,821,620
Service Class 2R	13,739
$ 4,243,891

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .01% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC has agreed to voluntarily waive this fee until December 31, 2010 (See Note 10: Expense Reductions.) For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 2,741,443
Service Class	306,678
Service Class 2	1,152,436
Service Class 2R	4,090
Investor Class	241,751
$ 4,446,398

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $21,052 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 10,269,037.45%		$ 6,877

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $22,836 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $800,893. During the period, there were no securities loaned to FCM.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $9,231,000. The weighted average interest rate was .70%. The interest expense amounted to $179 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

Annual Report

Notes to Financial Statements - continued

10. Expense Reductions.

FMR or its affiliates agreed to waive certain fees during the period as noted in the table below.

Initial Class	$ 264,507
Service Class	29,610
Service Class 2	110,854
Service Class 2R	399
Investor Class	10,794
$ 416,164

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $159,090 for the period.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2010	2009
From net investment income
Initial Class	$ 64,973,877	$ 75,517,681
Service Class	6,737,480	8,350,109
Service Class 2	24,391,968	28,318,758
Service Class 2R	80,537	96,589
Investor Class	2,695,227	2,812,072
Total	$ 98,879,089	$ 115,095,209

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2010	2009	2010	2009
Initial Class
Shares sold	4,740,512	8,717,811	$ 82,331,514	$ 119,199,048
Reinvestment of distributions	3,504,835	4,649,155	64,973,877	75,517,681
Shares redeemed	(32,979,175)	(41,112,018)	(570,621,114)	(560,835,381)
Net increase (decrease)	(24,733,828)	(27,745,052)	$ (423,315,723)	$ (366,118,652)
Service Class
Shares sold	702,398	1,374,191	$ 12,089,968	$ 18,756,098
Reinvestment of distributions	364,809	516,788	6,737,480	8,350,109
Shares redeemed	(4,898,823)	(7,035,493)	(84,563,059)	(95,421,754)
Net increase (decrease)	(3,831,616)	(5,144,514)	$ (65,735,611)	$ (68,315,547)
Service Class 2
Shares sold	6,065,151	9,883,762	$ 102,701,453	$ 131,168,937
Reinvestment of distributions	1,335,936	1,771,906	24,391,968	28,318,758
Shares redeemed	(15,068,707)	(19,265,158)	(257,524,680)	(264,471,751)
Net increase (decrease)	(7,667,620)	(7,609,490)	$ (130,431,259)	$ (104,984,056)
Service Class 2R
Shares sold	174,505	65,422	$ 2,953,931	$ 914,849
Reinvestment of distributions	4,431	6,094	80,537	96,589
Shares redeemed	(208,193)	(165,320)	(3,392,012)	(2,222,121)
Net increase (decrease)	(29,257)	(93,804)	$ (357,544)	$ (1,210,683)
Investor Class
Shares sold	1,468,527	1,142,867	$ 25,723,911	$ 16,328,956
Reinvestment of distributions	145,666	173,430	2,695,227	2,812,072
Shares redeemed	(1,656,459)	(1,842,484)	(28,469,151)	(24,481,577)
Net increase (decrease)	(42,266)	(526,187)	$ (50,013)	$ (5,340,549)

Annual Report

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 12% of the total outstanding shares of the Fund and two otherwise unaffiliated shareholders were the owners of record of 31% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP Equity-Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Equity-Income Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Equity-Income Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 15, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 408 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-
present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-
present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-
present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Service Class 2R designates 38% and 100% of the dividends distributed in February and December respectively, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Equity-Income Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP Equity-Income Portfolio

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Initial Class of the fund was in the first quartile for the one-year period and the fourth quartile for the three- and five-year periods. The Board also noted that the investment performance of Initial Class of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Equity-Income Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2009.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Annual Report

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

VIPEI2R-ANN-0211
1.782454.109

Fidelity® Variable Insurance Products:
Growth Portfolio

Annual Report

December 31, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

The general research services agreement with Fidelity Research & Analysis Company has been terminated and is no longer in effect for the fund.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2010	Past 1 year	Past 5 years	Past 10 years
VIP Growth Portfolio - Initial Class	24.17%	2.69%	-0.46%
VIP Growth Portfolio - Service Class	24.06%	2.58%	-0.56%
VIP Growth Portfolio - Service Class 2	23.86%	2.43%	-0.72%
VIP Growth Portfolio - Investor Class A	24.08%	2.58%	-0.53%

A The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Growth Portfolio - Initial Class on December 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: While market improvements around the world hit a speed bump in the first half of the 12-month period ending December 31, 2010, world economies re-accelerated in August, supported by a broadening recovery and low inflation in the U.S. Domestic stock markets recorded solid gains for the year, lifted by a strong second-half rally fueled by economic optimism, encouraging earnings reports and a wave of corporate mergers. The large-cap S&P 500® Index rose 15.06%, the blue-chip-laden Dow Jones Industrial AverageSM added 14.06% and the technology-heavy Nasdaq Composite® Index climbed 18.02%. Meanwhile, international stocks, as represented by the MSCI® ACWI® (All Country World Index) ex USA Index, gained 11.29%, boosted in part by a depreciating U.S. dollar. In the fixed-income arena, U.S. taxable investment-grade bonds generated positive results during 2010, as the Barclays Capital® U.S. Aggregate Bond Index gained 6.54%. With ultra-low interest rates bolstering nearly all fixed-income securities for most of the year, sectors in the index with higher yields and more credit risk generally fared best, while most high-quality bonds generated more-moderate returns. Meanwhile, high-yield bonds, as represented by The BofA Merrill LynchSM US High Yield Constrained Index, returned 15.07%, a result of improved economic data and strengthening investor demand. Overseas, foreign bond markets showed mixed results, with a sizable disparity between the 3.97% return of the Citigroup® Non-U.S. Group of 7 Index - which measures the performance of sovereign debt of the major global economies outside the U.S. - and the 12.04% advance of the JPMorgan Emerging Markets Bond Index Global (EMBI Global), which benefited from the rising overall credit quality of emerging-markets debt issuers.

Comments from Jason Weiner, Portfolio Manager of VIP Growth Portfolio: For the 12 months ending December 31, 2010, the fund's share classes solidly outperformed the 17.64% gain of the Russell 3000® Growth Index. (For specific portfolio results, please refer to the performance section of this report.) The portfolio benefited from strong positioning in information technology, including an out-of-index stake in Chinese Internet search firm Baidu, which benefited from its leading position for paid-search advertising in China, and a significant overweighting in Riverbed Technology, a niche networking products manufacturer that is the dominant player in providing innovative networking solutions for cloud and wide area networking. Having no exposure to two index components - Microsoft and Hewlett-Packard - paid off when both stocks lagged during the period. Good stock selection in health care helped, particularly within the pharmaceuticals/biotechnology/life science area, including an out-of-index position in Denmark's Novo Nordisk, which got a boost from positive clinical trials for a new diabetes treatment. Stock picking in industrials and energy - sectors where I increased the fund's investments - also contributed. On the other hand, positioning within financials - which decreased as a percentage of fund assets - detracted. There also were some disappointments in tech - another area where we shed exposure - despite the sector's overall contribution. Positions in Internet networking products manufacturer Cisco Systems, semiconductor maker Monolithic Power Systems and Internet search giant Google underperformed during the period. Cisco was hurt by softer-than-expected demand from its public sector clients, while Monolithic detracted when the firm misjudged demand for its products, resulting in crippling shortages. Google's stock fell when the cyclical rebound in advertising lagged expectations and as investors began to view paid search as a maturing business. Elsewhere, a significant overweighting in medical benefits manager Medco Health Solutions hurt. Some of these stocks were sold prior to period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 to December 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period* July 1, 2010 to December 31, 2010
Initial Class	.66%
Actual		$ 1,000.00	$ 1,306.70	$ 3.84
HypotheticalA		$ 1,000.00	$ 1,021.88	$ 3.36
Service Class	.76%
Actual		$ 1,000.00	$ 1,305.70	$ 4.42
HypotheticalA		$ 1,000.00	$ 1,021.37	$ 3.87
Service Class 2.91%
Actual		$ 1,000.00	$ 1,305.10	$ 5.29
HypotheticalA		$ 1,000.00	$ 1,020.62	$ 4.63
Service Class 2R	.91%
Actual		$ 1,000.00	$ 1,305.10	$ 5.29
HypotheticalA		$ 1,000.00	$ 1,020.62	$ 4.63
Investor Class	.74%
Actual		$ 1,000.00	$ 1,305.90	$ 4.30
HypotheticalA		$ 1,000.00	$ 1,021.48	$ 3.77

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	6.5	5.9
QUALCOMM, Inc.	4.0	3.1
Exxon Mobil Corp.	3.7	0.0
Google, Inc. Class A	3.4	2.3
United Technologies Corp.	2.7	2.6
Amazon.com, Inc.	2.3	1.2
Cisco Systems, Inc.	1.6	5.0
Express Scripts, Inc.	1.5	1.6
WABCO Holdings, Inc.	1.5	0.0
Novo Nordisk AS Series B	1.5	1.3
	28.7
Top Five Market Sectors as of December 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	28.8	34.0
Industrials	17.3	12.7
Consumer Discretionary	15.6	15.3
Health Care	12.5	15.7
Energy	9.0	2.3
Asset Allocation (% of fund's net assets)
As of December 31, 2010 *		As of June 30, 2010 **
	Stocks 97.7%		Stocks 97.8%
	Short-Term Investments and Net Other Assets 2.3%		Short-Term Investments and Net Other Assets 2.2%
* Foreign investments	13.8%	** Foreign investments	9.7%

Annual Report

Investments December 31, 2010

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value
CONSUMER DISCRETIONARY - 15.6%
Auto Components - 0.7%
Gentex Corp.	862,574	$ 25,497,687
Tenneco, Inc. (a)	111,900	4,605,804
		30,103,491
Automobiles - 1.3%
Bayerische Motoren Werke AG (BMW)	309,498	24,352,061
Harley-Davidson, Inc.	662,466	22,967,696
Tesla Motors, Inc. (a)(d)	136,500	3,634,995
		50,954,752
Diversified Consumer Services - 0.3%
Anhanguera Educacional Participacoes SA	59,100	1,424,483
Navitas Ltd.	2,440,338	9,624,112
		11,048,595
Hotels, Restaurants & Leisure - 3.8%
China Lodging Group Ltd. ADR (d)	172,175	3,751,693
Chipotle Mexican Grill, Inc. (a)	13,893	2,954,485
Home Inns & Hotels Management, Inc. sponsored ADR (a)	54,772	2,243,461
Marriott International, Inc. Class A	483,099	20,067,932
McDonald's Corp.	689,600	52,933,696
Starbucks Corp.	1,136,473	36,514,877
Starwood Hotels & Resorts Worldwide, Inc.	279,900	17,012,322
The Cheesecake Factory, Inc. (a)	558,625	17,127,443
		152,605,909
Household Durables - 0.1%
Mohawk Industries, Inc. (a)	71,028	4,031,549
Internet & Catalog Retail - 2.3%
Amazon.com, Inc. (a)	525,557	94,600,260
Media - 0.5%
Discovery Communications, Inc. Class C (a)	444,191	16,297,368
Interpublic Group of Companies, Inc. (a)	261,608	2,778,277
		19,075,645
Multiline Retail - 2.1%
Dollarama, Inc. (a)	718,740	20,748,546
Dollarama, Inc. (a)(e)	128,200	3,700,870
Droga Raia SA	122,000	1,870,194
Target Corp.	956,124	57,491,736
		83,811,346
Specialty Retail - 2.3%
Lowe's Companies, Inc.	1,251,691	31,392,410
Ross Stores, Inc.	303,509	19,196,944
TJX Companies, Inc.	476,150	21,136,299
Vitamin Shoppe, Inc. (a)	602,892	20,281,287
		92,006,940
Textiles, Apparel & Luxury Goods - 2.2%
Coach, Inc.	498,100	27,549,911

	Shares	Value
lululemon athletica, Inc. (a)	405,257	$ 27,727,684
LVMH Moet Hennessy - Louis Vuitton	28,981	4,769,829
Polo Ralph Lauren Corp. Class A	250,600	27,796,552
		87,843,976
TOTAL CONSUMER DISCRETIONARY		626,082,463
CONSUMER STAPLES - 4.3%
Beverages - 0.7%
The Coca-Cola Co.	447,541	29,434,772
Food & Staples Retailing - 1.7%
Costco Wholesale Corp.	69,600	5,025,816
Walgreen Co.	743,885	28,981,760
Whole Foods Market, Inc.	659,762	33,377,360
		67,384,936
Food Products - 0.6%
Diamond Foods, Inc. (d)	211,314	11,237,679
Mead Johnson Nutrition Co. Class A	224,969	14,004,320
		25,241,999
Household Products - 0.3%
Procter & Gamble Co.	191,045	12,289,925
Personal Products - 1.0%
Estee Lauder Companies, Inc. Class A	149,676	12,078,853
Herbalife Ltd.	377,907	25,837,502
		37,916,355
TOTAL CONSUMER STAPLES		172,267,987
ENERGY - 9.0%
Energy Equipment & Services - 3.0%
Halliburton Co.	1,106,300	45,170,229
National Oilwell Varco, Inc.	85,300	5,736,425
Oceaneering International, Inc. (a)	284,956	20,981,310
Schlumberger Ltd.	596,033	49,768,756
		121,656,720
Oil, Gas & Consumable Fuels - 6.0%
Anadarko Petroleum Corp.	59,600	4,539,136
Apache Corp.	35,000	4,173,050
Concho Resources, Inc. (a)	141,092	12,369,536
Exxon Mobil Corp.	2,010,034	146,973,686
Occidental Petroleum Corp.	416,600	40,868,460
Pioneer Natural Resources Co.	71,000	6,164,220
Whiting Petroleum Corp. (a)	210,300	24,645,057
		239,733,145
TOTAL ENERGY		361,389,865
FINANCIALS - 5.3%
Capital Markets - 1.7%
BlackRock, Inc. Class A	206,409	39,337,427
Charles Schwab Corp.	855,448	14,636,715
Goldman Sachs Group, Inc.	25,158	4,230,569
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
JMP Group, Inc.	127,100	$ 969,773
Noah Holdings Ltd. ADR (d)	476,500	9,315,575
		68,490,059
Commercial Banks - 1.6%
M&T Bank Corp.	88,785	7,728,734
Wells Fargo & Co.	1,835,260	56,874,707
		64,603,441
Consumer Finance - 0.1%
Shriram Transport Finance Co. Ltd.	281,024	4,909,003
Diversified Financial Services - 1.4%
CME Group, Inc.	61,177	19,683,700
JPMorgan Chase & Co.	842,798	35,751,491
		55,435,191
Insurance - 0.3%
AFLAC, Inc.	179,900	10,151,757
Real Estate Investment Trusts - 0.0%
Dynex Capital, Inc.	124,200	1,356,264
Real Estate Management & Development - 0.2%
CB Richard Ellis Group, Inc. Class A (a)	436,297	8,935,363
TOTAL FINANCIALS		213,881,078
HEALTH CARE - 12.5%
Biotechnology - 2.7%
Acorda Therapeutics, Inc. (a)	376,138	10,253,522
Alexion Pharmaceuticals, Inc. (a)	176,642	14,228,513
Clinical Data, Inc. (a)(d)	732,978	11,661,680
Human Genome Sciences, Inc. (a)	396,700	9,477,163
Incyte Corp. (a)	734,200	12,158,352
United Therapeutics Corp. (a)	806,660	50,997,045
		108,776,275
Health Care Equipment & Supplies - 0.6%
Edwards Lifesciences Corp. (a)	299,412	24,204,466
Health Care Providers & Services - 2.7%
Express Scripts, Inc. (a)	1,089,710	58,898,826
HMS Holdings Corp. (a)	64,200	4,158,234
Medco Health Solutions, Inc. (a)	750,306	45,971,249
		109,028,309
Life Sciences Tools & Services - 2.3%
Agilent Technologies, Inc. (a)	996,046	41,266,186
Illumina, Inc. (a)	747,273	47,332,272
QIAGEN NV (a)	240,330	4,698,452
		93,296,910
Pharmaceuticals - 4.2%
Aegerion Pharmaceuticals, Inc.	123,800	1,754,246
Allergan, Inc.	123,700	8,494,479
Novo Nordisk AS Series B	512,963	57,820,203
Perrigo Co.	464,890	29,441,484

	Shares	Value
Teva Pharmaceutical Industries Ltd. sponsored ADR	321,203	$ 16,744,312
Valeant Pharmaceuticals International, Inc.	1,803,219	51,133,093
		165,387,817
TOTAL HEALTH CARE		500,693,777
INDUSTRIALS - 17.3%
Aerospace & Defense - 6.5%
Esterline Technologies Corp. (a)	349,467	23,969,942
Goodrich Corp.	494,879	43,583,994
Honeywell International, Inc.	672,816	35,766,899
Precision Castparts Corp.	273,700	38,101,777
TransDigm Group, Inc. (a)	130,148	9,371,957
United Technologies Corp.	1,383,970	108,946,118
		259,740,687
Air Freight & Logistics - 0.4%
C.H. Robinson Worldwide, Inc.	225,200	18,058,788
Airlines - 0.5%
Ryanair Holdings PLC sponsored ADR	113,200	3,482,032
Southwest Airlines Co.	1,176,908	15,276,266
		18,758,298
Building Products - 0.4%
A.O. Smith Corp.	150,241	5,721,177
Lennox International, Inc.	209,322	9,898,837
		15,620,014
Commercial Services & Supplies - 0.1%
Waste Connections, Inc.	213,450	5,876,279
Construction & Engineering - 0.2%
Jacobs Engineering Group, Inc. (a)	182,400	8,363,040
Electrical Equipment - 2.0%
Acuity Brands, Inc.	217,600	12,548,992
AMETEK, Inc.	229,777	9,018,747
Cooper Industries PLC Class A	248,500	14,485,065
Crompton Greaves Ltd.	576,754	3,998,097
Emerson Electric Co.	338,700	19,363,479
Polypore International, Inc. (a)	263,356	10,726,490
Regal-Beloit Corp.	128,100	8,551,956
		78,692,826
Industrial Conglomerates - 1.4%
3M Co.	440,788	38,040,004
Textron, Inc.	777,100	18,370,644
		56,410,648
Machinery - 4.3%
Cummins, Inc.	310,434	34,150,844
Danaher Corp.	663,368	31,291,069
Gardner Denver, Inc.	150,725	10,372,895
Ingersoll-Rand Co. Ltd.	215,347	10,140,690
PACCAR, Inc.	250,300	14,372,226
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
WABCO Holdings, Inc. (a)	954,898	$ 58,181,935
Weg SA	920,400	12,090,458
		170,600,117
Professional Services - 0.8%
51job, Inc. sponsored ADR (a)(d)	97,726	4,813,006
CoStar Group, Inc. (a)	43,900	2,526,884
IHS, Inc. Class A (a)	60,702	4,879,834
Robert Half International, Inc.	662,050	20,258,730
		32,478,454
Road & Rail - 0.7%
Union Pacific Corp.	288,932	26,772,439
TOTAL INDUSTRIALS		691,371,590
INFORMATION TECHNOLOGY - 28.8%
Communications Equipment - 7.4%
Cisco Systems, Inc. (a)	3,215,219	65,043,880
Juniper Networks, Inc. (a)	1,213,282	44,794,371
Motorola, Inc. (a)	2,406,500	21,826,955
Polycom, Inc. (a)	114,698	4,470,928
QUALCOMM, Inc.	3,196,103	158,175,137
		294,311,271
Computers & Peripherals - 7.6%
Apple, Inc. (a)	810,852	261,548,418
EMC Corp. (a)	618,985	14,174,757
NetApp, Inc. (a)	527,400	28,985,904
		304,709,079
Electronic Equipment & Components - 0.2%
Keyence Corp.	31,500	9,122,452
Internet Software & Services - 6.4%
Baidu.com, Inc. sponsored ADR (a)	179,706	17,347,020
Dice Holdings, Inc. (a)	361,000	5,180,350
Digital River, Inc. (a)	10,500	361,410
eBay, Inc. (a)	676,051	18,814,499
Google, Inc. Class A (a)	225,842	134,143,373
KIT Digital, Inc. (a)(d)	943,221	15,129,265
The Knot, Inc. (a)	415,717	4,107,284
VeriSign, Inc.	869,518	28,407,153
WebMD Health Corp. (a)	647,450	33,058,797
		256,549,151
IT Services - 1.1%
Cognizant Technology Solutions Corp. Class A (a)	430,100	31,522,029

	Shares	Value
iGate Corp.	296,681	$ 5,847,583
Visa, Inc. Class A	74,586	5,249,363
		42,618,975
Semiconductors & Semiconductor Equipment - 2.0%
ARM Holdings PLC	806,300	5,506,908
ARM Holdings PLC sponsored ADR (d)	1,757,254	36,463,021
Avago Technologies Ltd.	1,381,870	39,341,839
		81,311,768
Software - 4.1%
ANSYS, Inc. (a)	82,495	4,295,515
Ariba, Inc. (a)	881,211	20,699,646
Citrix Systems, Inc. (a)	404,784	27,691,273
Computer Modelling Group Ltd.	175,100	4,538,589
Concur Technologies, Inc. (a)	78,159	4,058,797
Informatica Corp. (a)	152,600	6,718,978
Intuit, Inc. (a)	159,547	7,865,667
Kingdee International Software Group Co. Ltd.	8,534,000	4,787,165
Oracle Corp.	1,453,116	45,482,531
RealPage, Inc.	53,800	1,664,034
Red Hat, Inc. (a)	204,900	9,353,685
salesforce.com, Inc. (a)	128,389	16,947,348
Solera Holdings, Inc.	51,020	2,618,346
VMware, Inc. Class A (a)	90,900	8,081,919
		164,803,493
TOTAL INFORMATION TECHNOLOGY		1,153,426,189
MATERIALS - 4.5%
Chemicals - 1.3%
CF Industries Holdings, Inc.	115,950	15,670,643
FMC Corp.	123,400	9,858,426
The Mosaic Co.	315,450	24,087,762
		49,616,831
Metals & Mining - 3.2%
Consolidated Thompson Iron Mines Ltd. (a)	2,085,100	29,458,597
Grande Cache Coal Corp. (a)	2,748,600	28,855,753
Mirabela Nickel Ltd. (a)	1,968,948	4,586,617
Mongolian Mining Corp.	3,198,000	3,731,857
Newmont Mining Corp.	577,660	35,485,654
Teck Resources Ltd. Class B (sub. vtg.)	220,400	13,655,386
Walter Energy, Inc.	103,100	13,180,304
		128,954,168
TOTAL MATERIALS		178,570,999
TELECOMMUNICATION SERVICES - 0.4%
Wireless Telecommunication Services - 0.4%
Vivo Participacoes SA sponsored ADR	422,254	13,761,258
TOTAL COMMON STOCKS (Cost $3,024,876,195)		3,911,445,206
Money Market Funds - 2.8%
	Shares	Value
Fidelity Cash Central Fund, 0.19% (b)	87,934,474	$ 87,934,474
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	24,233,150	24,233,150
TOTAL MONEY MARKET FUNDS (Cost $112,167,624)		112,167,624
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $3,137,043,819)		4,023,612,830
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(20,374,947)
NET ASSETS - 100%		$ 4,003,237,883
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,700,870 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 124,568
Fidelity Securities Lending Cash Central Fund	726,428
Total	$ 850,996
Other Information

The following is a summary of the inputs used, as of December 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 626,082,463	$ 626,082,463	$ -	$ -
Consumer Staples	172,267,987	172,267,987	-	-
Energy	361,389,865	361,389,865	-	-
Financials	213,881,078	213,881,078	-	-
Health Care	500,693,777	442,873,574	57,820,203	-
Industrials	691,371,590	691,371,590	-	-
Information Technology	1,153,426,189	1,147,919,281	5,506,908	-
Materials	178,570,999	178,570,999	-	-
Telecommunication Services	13,761,258	13,761,258	-	-
Money Market Funds	112,167,624	112,167,624	-	-
Total Investments in Securities:	$ 4,023,612,830	$ 3,960,285,719	$ 63,327,111	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	86.2%
Canada	3.8%
Denmark	1.5%
Netherlands Antilles	1.2%
Cayman Islands	1.2%
United Kingdom	1.0%
Singapore	1.0%
Others (Individually Less Than 1%)	4.1%
100.0%
Income Tax Information

At December 31, 2010, the Fund had a capital loss carryforward of approximately $1,604,451,566 of which $41,234,048, $1,104,811,876 and $458,405,642 will expire in fiscal 2011, 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2010

Assets
Investment in securities, at value (including securities loaned of $23,877,604) - See accompanying schedule: Unaffiliated issuers (cost $3,024,876,195)	$ 3,911,445,206
Fidelity Central Funds (cost $112,167,624)	112,167,624
Total Investments (cost $3,137,043,819)		$ 4,023,612,830
Receivable for investments sold		9,401,826
Receivable for fund shares sold		814,132
Dividends receivable		764,089
Distributions receivable from Fidelity Central Funds		33,563
Prepaid expenses		10,638
Other receivables		235,135
Total assets		4,034,872,213

Liabilities
Payable to custodian bank	$ 4
Payable for investments purchased	757,972
Payable for fund shares redeemed	4,086,810
Accrued management fee	1,845,584
Distribution and service plan fees payable	157,632
Other affiliated payables	314,164
Other payables and accrued expenses	239,014
Collateral on securities loaned, at value	24,233,150
Total liabilities		31,634,330

Net Assets		$ 4,003,237,883
Net Assets consist of:
Paid in capital		$ 4,749,126,522
Distributions in excess of net investment income		(165,575)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,632,294,936)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		886,571,872
Net Assets		$ 4,003,237,883

Statement of Assets and Liabilities - continued

December 31, 2010

Initial Class: Net Asset Value, offering price and redemption price per share ($2,842,306,553 ÷ 76,641,606 shares)	$ 37.09

Service Class: Net Asset Value, offering price and redemption price per share ($453,062,955 ÷ 12,247,567 shares)	$ 36.99

Service Class 2: Net Asset Value, offering price and redemption price per share ($584,193,295 ÷ 15,908,366 shares)	$ 36.72

Service Class 2R: Net Asset Value, offering price and redemption price per share ($5,739,135 ÷ 156,628 shares)	$ 36.64

Investor Class: Net Asset Value, offering price and redemption price per share ($117,935,945 ÷ 3,187,649 shares)	$ 37.00

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2010

Investment Income
Dividends		$ 31,037,251
Interest		125
Income from Fidelity Central Funds		850,996
Total income		31,888,372

Expenses
Management fee	$ 20,222,973
Transfer agent fees	2,822,529
Distribution and service plan fees	1,712,631
Accounting and security lending fees	1,036,366
Custodian fees and expenses	115,872
Independent trustees' compensation	21,887
Appreciation in deferred trustee compensation account	226
Audit	75,207
Legal	19,341
Interest	194
Miscellaneous	52,544
Total expenses before reductions	26,079,770
Expense reductions	(397,466)	25,682,304
Net investment income (loss)		6,206,068
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	368,619,724
Investment not meeting investment restrictions	(19,441)
Foreign currency transactions	(385,552)
Payment from investment advisor for loss on investment not meeting investment restrictions	19,441
Total net realized gain (loss)		368,234,172
Change in net unrealized appreciation (depreciation) on: Investment securities	419,056,678
Assets and liabilities in foreign currencies	5,061
Total change in net unrealized appreciation (depreciation)		419,061,739
Net gain (loss)		787,295,911
Net increase (decrease) in net assets resulting from operations		$ 793,501,979

Statement of Changes in Net Assets

	Year ended December 31, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,206,068	$ 11,842,787
Net realized gain (loss)	368,234,172	(453,010,967)
Change in net unrealized appreciation (depreciation)	419,061,739	1,274,194,307
Net increase (decrease) in net assets resulting from operations	793,501,979	833,026,127
Distributions to shareholders from net investment income	(8,150,719)	(12,825,130)
Distributions to shareholders from net realized gain	(12,197,748)	(2,861,216)
Total distributions	(20,348,467)	(15,686,346)
Share transactions - net increase (decrease)	(439,300,401)	(425,627,981)
Redemption fees	1,277	1,078
Total increase (decrease) in net assets	333,854,388	391,712,878

Net Assets
Beginning of period	3,669,383,495	3,277,670,617
End of period (including distributions in excess of net investment income of $165,575 and undistributed net investment income of $219,186, respectively)	$ 4,003,237,883	$ 3,669,383,495

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 30.04	$ 23.53	$ 45.12	$ 35.87	$ 33.70
Income from Investment Operations
Net investment income (loss) C	.07	.10	.27	.09	.21
Net realized and unrealized gain (loss)	7.18	6.55	(21.55)	9.53	2.09
Total from investment operations	7.25	6.65	(21.28)	9.62	2.30
Distributions from net investment income	(.09)	(.12)	(.31)	(.33)	(.13)
Distributions from net realized gain	(.11)	(.02)	-	(.04)	-
Total distributions	(.20)	(.14) H	(.31)	(.37)	(.13)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 37.09	$ 30.04	$ 23.53	$ 45.12	$ 35.87
Total Return A, B	24.17%	28.29%	(47.17)%	26.96%	6.85%
Ratios to Average Net Assets D, F
Expenses before reductions	.67%	.69%	.68%	.65%	.68%
Expenses net of fee waivers, if any	.66%	.69%	.68%	.65%	.68%
Expenses net of all reductions	.66%	.68%	.67%	.64%	.67%
Net investment income (loss)	.22%	.41%	.74%	.21%	.61%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,842,307	$ 2,618,954	$ 2,337,892	$ 6,002,656	$ 5,610,629
Portfolio turnover rate E	75%	134%	161%	109%	114%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.14 per share is comprised of distributions from net investment income of $.118 and distributions from net realized gain of $.023 per share.

Financial Highlights - Service Class

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 29.96	$ 23.47	$ 44.99	$ 35.72	$ 33.56
Income from Investment Operations
Net investment income (loss) C	.04	.08	.23	.04	.18
Net realized and unrealized gain (loss)	7.16	6.52	(21.48)	9.51	2.07
Total from investment operations	7.20	6.60	(21.25)	9.55	2.25
Distributions from net investment income	(.06)	(.09)	(.27)	(.24)	(.09)
Distributions from net realized gain	(.11)	(.02)	-	(.04)	-
Total distributions	(.17)	(.11) H	(.27)	(.28)	(.09)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 36.99	$ 29.96	$ 23.47	$ 44.99	$ 35.72
Total Return A, B	24.06%	28.15%	(47.23)%	26.87%	6.73%
Ratios to Average Net Assets D, F
Expenses before reductions	.77%	.79%	.78%	.75%	.78%
Expenses net of fee waivers, if any	.76%	.79%	.78%	.75%	.78%
Expenses net of all reductions	.76%	.78%	.77%	.74%	.77%
Net investment income (loss)	.12%	.31%	.64%	.11%	.51%
Supplemental Data
Net assets, end of period (000 omitted)	$ 453,063	$ 421,996	$ 395,759	$ 929,848	$ 877,279
Portfolio turnover rate E	75%	134%	161%	109%	114%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.11 per share is comprised of distributions from net investment income of $.089 and distributions from net realized gain of $.023 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 29.75	$ 23.31	$ 44.65	$ 35.42	$ 33.29
Income from Investment Operations
Net investment income (loss) C	(.01)	.04	.17	(.02)	.12
Net realized and unrealized gain (loss)	7.10	6.48	(21.29)	9.43	2.07
Total from investment operations	7.09	6.52	(21.12)	9.41	2.19
Distributions from net investment income	(.01)	(.05)	(.22)	(.15)	(.06)
Distributions from net realized gain	(.11)	(.02)	-	(.03)	-
Total distributions	(.12)	(.08) G	(.22)	(.18)	(.06)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 36.72	$ 29.75	$ 23.31	$ 44.65	$ 35.42
Total Return A, B	23.86%	27.97%	(47.31)%	26.66%	6.57%
Ratios to Average Net Assets D, F
Expenses before reductions	.92%	.94%	.93%	.90%	.94%
Expenses net of fee waivers, if any	.91%	.94%	.93%	.90%	.94%
Expenses net of all reductions	.91%	.93%	.92%	.89%	.92%
Net investment income (loss)	(.03)%	.16%	.49%	(.04)%	.36%
Supplemental Data
Net assets, end of period (000 omitted)	$ 584,193	$ 528,819	$ 447,530	$ 898,204	$ 627,754
Portfolio turnover rate E	75%	134%	161%	109%	114%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.08 per share is comprised of distributions from net investment income of $.052 and distributions from net realized gain of $.023 per share.

Financial Highlights - Service Class 2R

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 29.70	$ 23.26	$ 44.42	$ 35.28	$ 33.18
Income from Investment Operations
Net investment income (loss) C	(.01)	.04	.18	(.01)	.12
Net realized and unrealized gain (loss)	7.09	6.46	(21.20)	9.38	2.06
Total from investment operations	7.08	6.50	(21.02)	9.37	2.18
Distributions from net investment income	(.03)	(.04)	(.14)	(.19)	(.08)
Distributions from net realized gain	(.11)	(.02)	-	(.04)	-
Total distributions	(.14)	(.06) G	(.14)	(.23)	(.08)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 36.64	$ 29.70	$ 23.26	$ 44.42	$ 35.28
Total Return A, B	23.86%	27.98%	(47.31)%	26.66%	6.58%
Ratios to Average Net Assets D, F
Expenses before reductions	.92%	.94%	.93%	.89%	.93%
Expenses net of fee waivers, if any	.91%	.94%	.93%	.89%	.93%
Expenses net of all reductions	.91%	.93%	.92%	.89%	.92%
Net investment income (loss)	(.03)%	.16%	.49%	(.04)%	.36%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,739	$ 4,084	$ 3,061	$ 20,051	$ 5,063
Portfolio turnover rate E	75%	134%	161%	109%	114%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.06 per share is comprised of distributions from net investment income of $.041 and distributions from net realized gain of $.023 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 29.97	$ 23.48	$ 45.00	$ 35.78	$ 33.67
Income from Investment Operations
Net investment income (loss) C	.04	.08	.24	.04	.17
Net realized and unrealized gain (loss)	7.17	6.52	(21.49)	9.50	2.08
Total from investment operations	7.21	6.60	(21.25)	9.54	2.25
Distributions from net investment income	(.07)	(.09)	(.27)	(.28)	(.14)
Distributions from net realized gain	(.11)	(.02)	-	(.04)	-
Total distributions	(.18)	(.11) H	(.27)	(.32)	(.14)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 37.00	$ 29.97	$ 23.48	$ 45.00	$ 35.78
Total Return A, B	24.08%	28.14%	(47.22)%	26.81%	6.72%
Ratios to Average Net Assets D, F
Expenses before reductions	.76%	.79%	.77%	.76%	.81%
Expenses net of fee waivers, if any	.75%	.79%	.77%	.76%	.81%
Expenses net of all reductions	.75%	.78%	.76%	.76%	.80%
Net investment income (loss)	.13%	.31%	.65%	.09%	.49%
Supplemental Data
Net assets, end of period (000 omitted)	$ 117,936	$ 95,531	$ 93,428	$ 181,705	$ 76,965
Portfolio turnover rate E	75%	134%	161%	109%	114%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.11 per share is comprised of distributions from net investment income of $.089 and distributions from net realized gain of $.023 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2010

1. Organization.

VIP Growth Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Service Class 2R shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2010 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of December 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 917,016,465
Gross unrealized depreciation	(65,205,672)
Net unrealized appreciation (depreciation)	$ 851,810,793
Tax Cost	$ 3,171,802,037

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 6,914,850
Capital loss carryforward	$ (1,604,451,566)
Net unrealized appreciation (depreciation)	$ 851,813,654

The tax character of distributions paid was as follows:

	December 31, 2010	December 31, 2009
Ordinary Income	$ 20,348,467	$ 15,686,346

Trading (Redemption) Fees. Service Class 2R shares held by investors less than 60 days are subject to a redemption fee equal to 1% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,625,759,610 and $3,106,144,474, respectively.

The Fund realized a loss on the sale of an investment not meeting the investment restrictions of the Fund. The loss was fully reimbursed by the Fund's investment advisor.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 414,029
Service Class 2	1,288,224
Service Class 2 R	10,378
$ 1,712,631

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .01% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC has agreed to voluntarily waive this fee until December 31, 2010. (See Note 9: Expense Reductions.) For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 1,948,797
Service Class	314,174
Service Class 2	396,075
Service Class 2R	3,089
Investor Class	160,394
$ 2,822,529

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $45,002 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 15,534,000.45%		$ 194

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $14,102 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $726,428, including $2,452 from securities loaned to FCM.

Annual Report

9. Expense Reductions.

FMR or its affiliates agreed to waive certain fees during the period as noted in the table below.

Initial Class	$ 187,563
Service Class	30,013
Service Class 2	37,359
Service Class 2R	301
Investor Class	7,099
$ 262,335

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $134,926 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $205.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2010	2009
From net investment income
Initial Class	$ 7,069,872	$ 10,334,573
Service Class	708,549	1,267,138
Service Class 2	157,035	932,585
Service Class 2R	4,039	5,914
Investor Class	211,224	284,920
Total	$ 8,150,719	$ 12,825,130
From net realized gain
Initial Class	$ 8,678,947	$ 2,036,641
Service Class	1,386,003	332,083
Service Class 2	1,769,479	414,242
Service Class 2R	15,949	3,345
Investor Class	347,370	74,905
Total	$ 12,197,748	$ 2,861,216

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2010	2009	2010	2009
Initial Class
Shares sold	3,473,243	3,168,252	$ 113,067,768	$ 80,283,755
Reinvestment of distributions	445,708	426,627	15,748,819	12,371,214
Shares redeemed	(14,471,861)	(15,761,725)	(459,125,365)	(393,809,218)
Net increase (decrease)	(10,552,910)	(12,166,846)	$ (330,308,778)	$ (301,154,249)
Service Class
Shares sold	651,294	601,860	$ 21,310,170	$ 15,078,974
Reinvestment of distributions	59,936	55,581	2,094,552	1,599,221
Shares redeemed	(2,547,621)	(3,433,675)	(80,470,779)	(86,029,416)
Net increase (decrease)	(1,836,391)	(2,776,234)	$ (57,066,057)	$ (69,351,221)
Service Class 2
Shares sold	2,292,229	3,094,007	$ 74,709,454	$ 75,154,813
Reinvestment of distributions	56,469	47,559	1,926,514	1,346,827
Shares redeemed	(4,214,967)	(4,562,964)	(130,514,071)	(113,322,366)
Net increase (decrease)	(1,866,269)	(1,421,398)	$ (53,878,103)	$ (36,820,726)

Annual Report

Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2010	2009	2010	2009
Service Class 2R
Shares sold	106,812	70,980	$ 3,580,908	$ 1,731,048
Reinvestment of distributions	577	331	19,988	9,259
Shares redeemed	(88,264)	(65,400)	(2,902,806)	(1,732,958)
Net increase (decrease)	19,125	5,911	$ 698,090	$ 7,349
Investor Class
Shares sold	639,949	347,569	$ 21,166,429	$ 9,118,954
Reinvestment of distributions	15,871	12,514	558,594	359,825
Shares redeemed	(655,594)	(1,151,644)	(20,470,576)	(27,787,913)
Net increase (decrease)	226	(791,561)	$ 1,254,447	$ (18,309,134)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 16% of the total outstanding shares of the Fund and two otherwise unaffiliated shareholders were the owners of record of 34% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Growth Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Growth Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 408 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is President of Fidelity Asset Management and Corporate Services, for Fidelity Investments and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 200

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-
present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-
present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Name, Age; Principal Occupation
John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of VIP Growth Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Initial Class	02/04/11	02/04/11	-	$0.075
Service Class	02/04/11	02/04/11	-	$0.075
Service Class 2	02/04/11	02/04/11	-	$0.075
Investor Class	02/04/11	02/04/11	-	$0.075

Initial Class designates 100%; Service Class designates 100%; Service Class 2 designates 100%; and Investor Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Growth Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

VIP Growth Portfolio

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Initial Class of the fund was in the fourth quartile for the one- and five-year periods and the third quartile for the three-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board noted that this fund had underperformed in the previous year and discussed with FMR its disappointment with the continued underperformance of the fund. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Growth Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Initial Class, Investor Class, and Service Class ranked below its competitive median for 2009 and the total expenses of each of Service Class 2 and Service Class 2 R ranked above its competitive median for 2009. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Adviser

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

VIPGRWT-ANN-0211
1.540077.113

Fidelity® Variable Insurance Products:
Growth Portfolio - Service Class 2R

Annual Report

December 31, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

The general research services agreement with Fidelity Research & Analysis Company has been terminated and is no longer in effect for the fund.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2010	Past 1 year	Past 5 years	Past 10 years
VIP Growth Portfolio - Service Class 2R A	23.86%	2.43%	-0.72%

A The initial offering of Service Class 2R shares took place on April 24, 2002. Returns prior to April 24, 2002 are those of Service Class 2.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Growth Portfolio - Service Class 2R on December 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period. The initial offering of Service Class 2R took place on April 24, 2002. See above for additional information regarding the performance of Service Class 2R.

Annual Report

Management's Discussion of Fund Performance

Market Recap: While market improvements around the world hit a speed bump in the first half of the 12-month period ending December 31, 2010, world economies re-accelerated in August, supported by a broadening recovery and low inflation in the U.S. Domestic stock markets recorded solid gains for the year, lifted by a strong second-half rally fueled by economic optimism, encouraging earnings reports and a wave of corporate mergers. The large-cap S&P 500® Index rose 15.06%, the blue-chip-laden Dow Jones Industrial AverageSM added 14.06% and the technology-heavy Nasdaq Composite® Index climbed 18.02%. Meanwhile, international stocks, as represented by the MSCI® ACWI® (All Country World Index) ex USA Index, gained 11.29%, boosted in part by a depreciating U.S. dollar. In the fixed-income arena, U.S. taxable investment-grade bonds generated positive results during 2010, as the Barclays Capital® U.S. Aggregate Bond Index gained 6.54%. With ultra-low interest rates bolstering nearly all fixed-income securities for most of the year, sectors in the index with higher yields and more credit risk generally fared best, while most high-quality bonds generated more-moderate returns. Meanwhile, high-yield bonds, as represented by The BofA Merrill LynchSM US High Yield Constrained Index, returned 15.07%, a result of improved economic data and strengthening investor demand. Overseas, foreign bond markets showed mixed results, with a sizable disparity between the 3.97% return of the Citigroup® Non-U.S. Group of 7 Index - which measures the performance of sovereign debt of the major global economies outside the U.S. - and the 12.04% advance of the JPMorgan Emerging Markets Bond Index Global (EMBI Global), which benefited from the rising overall credit quality of emerging-markets debt issuers.

Comments from Jason Weiner, Portfolio Manager of VIP Growth Portfolio: For the 12 months ending December 31, 2010, the fund's share classes solidly outperformed the 17.64% gain of the Russell 3000® Growth Index. (For specific portfolio results, please refer to the performance section of this report.) The portfolio benefited from strong positioning in information technology, including an out-of-index stake in Chinese Internet search firm Baidu, which benefited from its leading position for paid-search advertising in China, and a significant overweighting in Riverbed Technology, a niche networking products manufacturer that is the dominant player in providing innovative networking solutions for cloud and wide area networking. Having no exposure to two index components - Microsoft and Hewlett-Packard - paid off when both stocks lagged during the period. Good stock selection in health care helped, particularly within the pharmaceuticals/biotechnology/life science area, including an out-of-index position in Denmark's Novo Nordisk, which got a boost from positive clinical trials for a new diabetes treatment. Stock picking in industrials and energy - sectors where I increased the fund's investments - also contributed. On the other hand, positioning within financials - which decreased as a percentage of fund assets - detracted. There also were some disappointments in tech - another area where we shed exposure - despite the sector's overall contribution. Positions in Internet networking products manufacturer Cisco Systems, semiconductor maker Monolithic Power Systems and Internet search giant Google underperformed during the period. Cisco was hurt by softer-than-expected demand from its public sector clients, while Monolithic detracted when the firm misjudged demand for its products, resulting in crippling shortages. Google's stock fell when the cyclical rebound in advertising lagged expectations and as investors began to view paid search as a maturing business. Elsewhere, a significant overweighting in medical benefits manager Medco Health Solutions hurt. Some of these stocks were sold prior to period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 to December 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period* July 1, 2010 to December 31, 2010
Initial Class	.66%
Actual		$ 1,000.00	$ 1,306.70	$ 3.84
HypotheticalA		$ 1,000.00	$ 1,021.88	$ 3.36
Service Class	.76%
Actual		$ 1,000.00	$ 1,305.70	$ 4.42
HypotheticalA		$ 1,000.00	$ 1,021.37	$ 3.87
Service Class 2.91%
Actual		$ 1,000.00	$ 1,305.10	$ 5.29
HypotheticalA		$ 1,000.00	$ 1,020.62	$ 4.63
Service Class 2R	.91%
Actual		$ 1,000.00	$ 1,305.10	$ 5.29
HypotheticalA		$ 1,000.00	$ 1,020.62	$ 4.63
Investor Class	.74%
Actual		$ 1,000.00	$ 1,305.90	$ 4.30
HypotheticalA		$ 1,000.00	$ 1,021.48	$ 3.77

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	6.5	5.9
QUALCOMM, Inc.	4.0	3.1
Exxon Mobil Corp.	3.7	0.0
Google, Inc. Class A	3.4	2.3
United Technologies Corp.	2.7	2.6
Amazon.com, Inc.	2.3	1.2
Cisco Systems, Inc.	1.6	5.0
Express Scripts, Inc.	1.5	1.6
WABCO Holdings, Inc.	1.5	0.0
Novo Nordisk AS Series B	1.5	1.3
	28.7
Top Five Market Sectors as of December 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	28.8	34.0
Industrials	17.3	12.7
Consumer Discretionary	15.6	15.3
Health Care	12.5	15.7
Energy	9.0	2.3
Asset Allocation (% of fund's net assets)
As of December 31, 2010 *		As of June 30, 2010 **
	Stocks 97.7%		Stocks 97.8%
	Short-Term Investments and Net Other Assets 2.3%		Short-Term Investments and Net Other Assets 2.2%
* Foreign investments	13.8%	** Foreign investments	9.7%

Annual Report

Investments December 31, 2010

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value
CONSUMER DISCRETIONARY - 15.6%
Auto Components - 0.7%
Gentex Corp.	862,574	$ 25,497,687
Tenneco, Inc. (a)	111,900	4,605,804
		30,103,491
Automobiles - 1.3%
Bayerische Motoren Werke AG (BMW)	309,498	24,352,061
Harley-Davidson, Inc.	662,466	22,967,696
Tesla Motors, Inc. (a)(d)	136,500	3,634,995
		50,954,752
Diversified Consumer Services - 0.3%
Anhanguera Educacional Participacoes SA	59,100	1,424,483
Navitas Ltd.	2,440,338	9,624,112
		11,048,595
Hotels, Restaurants & Leisure - 3.8%
China Lodging Group Ltd. ADR (d)	172,175	3,751,693
Chipotle Mexican Grill, Inc. (a)	13,893	2,954,485
Home Inns & Hotels Management, Inc. sponsored ADR (a)	54,772	2,243,461
Marriott International, Inc. Class A	483,099	20,067,932
McDonald's Corp.	689,600	52,933,696
Starbucks Corp.	1,136,473	36,514,877
Starwood Hotels & Resorts Worldwide, Inc.	279,900	17,012,322
The Cheesecake Factory, Inc. (a)	558,625	17,127,443
		152,605,909
Household Durables - 0.1%
Mohawk Industries, Inc. (a)	71,028	4,031,549
Internet & Catalog Retail - 2.3%
Amazon.com, Inc. (a)	525,557	94,600,260
Media - 0.5%
Discovery Communications, Inc. Class C (a)	444,191	16,297,368
Interpublic Group of Companies, Inc. (a)	261,608	2,778,277
		19,075,645
Multiline Retail - 2.1%
Dollarama, Inc. (a)	718,740	20,748,546
Dollarama, Inc. (a)(e)	128,200	3,700,870
Droga Raia SA	122,000	1,870,194
Target Corp.	956,124	57,491,736
		83,811,346
Specialty Retail - 2.3%
Lowe's Companies, Inc.	1,251,691	31,392,410
Ross Stores, Inc.	303,509	19,196,944
TJX Companies, Inc.	476,150	21,136,299
Vitamin Shoppe, Inc. (a)	602,892	20,281,287
		92,006,940
Textiles, Apparel & Luxury Goods - 2.2%
Coach, Inc.	498,100	27,549,911

	Shares	Value
lululemon athletica, Inc. (a)	405,257	$ 27,727,684
LVMH Moet Hennessy - Louis Vuitton	28,981	4,769,829
Polo Ralph Lauren Corp. Class A	250,600	27,796,552
		87,843,976
TOTAL CONSUMER DISCRETIONARY		626,082,463
CONSUMER STAPLES - 4.3%
Beverages - 0.7%
The Coca-Cola Co.	447,541	29,434,772
Food & Staples Retailing - 1.7%
Costco Wholesale Corp.	69,600	5,025,816
Walgreen Co.	743,885	28,981,760
Whole Foods Market, Inc.	659,762	33,377,360
		67,384,936
Food Products - 0.6%
Diamond Foods, Inc. (d)	211,314	11,237,679
Mead Johnson Nutrition Co. Class A	224,969	14,004,320
		25,241,999
Household Products - 0.3%
Procter & Gamble Co.	191,045	12,289,925
Personal Products - 1.0%
Estee Lauder Companies, Inc. Class A	149,676	12,078,853
Herbalife Ltd.	377,907	25,837,502
		37,916,355
TOTAL CONSUMER STAPLES		172,267,987
ENERGY - 9.0%
Energy Equipment & Services - 3.0%
Halliburton Co.	1,106,300	45,170,229
National Oilwell Varco, Inc.	85,300	5,736,425
Oceaneering International, Inc. (a)	284,956	20,981,310
Schlumberger Ltd.	596,033	49,768,756
		121,656,720
Oil, Gas & Consumable Fuels - 6.0%
Anadarko Petroleum Corp.	59,600	4,539,136
Apache Corp.	35,000	4,173,050
Concho Resources, Inc. (a)	141,092	12,369,536
Exxon Mobil Corp.	2,010,034	146,973,686
Occidental Petroleum Corp.	416,600	40,868,460
Pioneer Natural Resources Co.	71,000	6,164,220
Whiting Petroleum Corp. (a)	210,300	24,645,057
		239,733,145
TOTAL ENERGY		361,389,865
FINANCIALS - 5.3%
Capital Markets - 1.7%
BlackRock, Inc. Class A	206,409	39,337,427
Charles Schwab Corp.	855,448	14,636,715
Goldman Sachs Group, Inc.	25,158	4,230,569
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
JMP Group, Inc.	127,100	$ 969,773
Noah Holdings Ltd. ADR (d)	476,500	9,315,575
		68,490,059
Commercial Banks - 1.6%
M&T Bank Corp.	88,785	7,728,734
Wells Fargo & Co.	1,835,260	56,874,707
		64,603,441
Consumer Finance - 0.1%
Shriram Transport Finance Co. Ltd.	281,024	4,909,003
Diversified Financial Services - 1.4%
CME Group, Inc.	61,177	19,683,700
JPMorgan Chase & Co.	842,798	35,751,491
		55,435,191
Insurance - 0.3%
AFLAC, Inc.	179,900	10,151,757
Real Estate Investment Trusts - 0.0%
Dynex Capital, Inc.	124,200	1,356,264
Real Estate Management & Development - 0.2%
CB Richard Ellis Group, Inc. Class A (a)	436,297	8,935,363
TOTAL FINANCIALS		213,881,078
HEALTH CARE - 12.5%
Biotechnology - 2.7%
Acorda Therapeutics, Inc. (a)	376,138	10,253,522
Alexion Pharmaceuticals, Inc. (a)	176,642	14,228,513
Clinical Data, Inc. (a)(d)	732,978	11,661,680
Human Genome Sciences, Inc. (a)	396,700	9,477,163
Incyte Corp. (a)	734,200	12,158,352
United Therapeutics Corp. (a)	806,660	50,997,045
		108,776,275
Health Care Equipment & Supplies - 0.6%
Edwards Lifesciences Corp. (a)	299,412	24,204,466
Health Care Providers & Services - 2.7%
Express Scripts, Inc. (a)	1,089,710	58,898,826
HMS Holdings Corp. (a)	64,200	4,158,234
Medco Health Solutions, Inc. (a)	750,306	45,971,249
		109,028,309
Life Sciences Tools & Services - 2.3%
Agilent Technologies, Inc. (a)	996,046	41,266,186
Illumina, Inc. (a)	747,273	47,332,272
QIAGEN NV (a)	240,330	4,698,452
		93,296,910
Pharmaceuticals - 4.2%
Aegerion Pharmaceuticals, Inc.	123,800	1,754,246
Allergan, Inc.	123,700	8,494,479
Novo Nordisk AS Series B	512,963	57,820,203
Perrigo Co.	464,890	29,441,484

	Shares	Value
Teva Pharmaceutical Industries Ltd. sponsored ADR	321,203	$ 16,744,312
Valeant Pharmaceuticals International, Inc.	1,803,219	51,133,093
		165,387,817
TOTAL HEALTH CARE		500,693,777
INDUSTRIALS - 17.3%
Aerospace & Defense - 6.5%
Esterline Technologies Corp. (a)	349,467	23,969,942
Goodrich Corp.	494,879	43,583,994
Honeywell International, Inc.	672,816	35,766,899
Precision Castparts Corp.	273,700	38,101,777
TransDigm Group, Inc. (a)	130,148	9,371,957
United Technologies Corp.	1,383,970	108,946,118
		259,740,687
Air Freight & Logistics - 0.4%
C.H. Robinson Worldwide, Inc.	225,200	18,058,788
Airlines - 0.5%
Ryanair Holdings PLC sponsored ADR	113,200	3,482,032
Southwest Airlines Co.	1,176,908	15,276,266
		18,758,298
Building Products - 0.4%
A.O. Smith Corp.	150,241	5,721,177
Lennox International, Inc.	209,322	9,898,837
		15,620,014
Commercial Services & Supplies - 0.1%
Waste Connections, Inc.	213,450	5,876,279
Construction & Engineering - 0.2%
Jacobs Engineering Group, Inc. (a)	182,400	8,363,040
Electrical Equipment - 2.0%
Acuity Brands, Inc.	217,600	12,548,992
AMETEK, Inc.	229,777	9,018,747
Cooper Industries PLC Class A	248,500	14,485,065
Crompton Greaves Ltd.	576,754	3,998,097
Emerson Electric Co.	338,700	19,363,479
Polypore International, Inc. (a)	263,356	10,726,490
Regal-Beloit Corp.	128,100	8,551,956
		78,692,826
Industrial Conglomerates - 1.4%
3M Co.	440,788	38,040,004
Textron, Inc.	777,100	18,370,644
		56,410,648
Machinery - 4.3%
Cummins, Inc.	310,434	34,150,844
Danaher Corp.	663,368	31,291,069
Gardner Denver, Inc.	150,725	10,372,895
Ingersoll-Rand Co. Ltd.	215,347	10,140,690
PACCAR, Inc.	250,300	14,372,226
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
WABCO Holdings, Inc. (a)	954,898	$ 58,181,935
Weg SA	920,400	12,090,458
		170,600,117
Professional Services - 0.8%
51job, Inc. sponsored ADR (a)(d)	97,726	4,813,006
CoStar Group, Inc. (a)	43,900	2,526,884
IHS, Inc. Class A (a)	60,702	4,879,834
Robert Half International, Inc.	662,050	20,258,730
		32,478,454
Road & Rail - 0.7%
Union Pacific Corp.	288,932	26,772,439
TOTAL INDUSTRIALS		691,371,590
INFORMATION TECHNOLOGY - 28.8%
Communications Equipment - 7.4%
Cisco Systems, Inc. (a)	3,215,219	65,043,880
Juniper Networks, Inc. (a)	1,213,282	44,794,371
Motorola, Inc. (a)	2,406,500	21,826,955
Polycom, Inc. (a)	114,698	4,470,928
QUALCOMM, Inc.	3,196,103	158,175,137
		294,311,271
Computers & Peripherals - 7.6%
Apple, Inc. (a)	810,852	261,548,418
EMC Corp. (a)	618,985	14,174,757
NetApp, Inc. (a)	527,400	28,985,904
		304,709,079
Electronic Equipment & Components - 0.2%
Keyence Corp.	31,500	9,122,452
Internet Software & Services - 6.4%
Baidu.com, Inc. sponsored ADR (a)	179,706	17,347,020
Dice Holdings, Inc. (a)	361,000	5,180,350
Digital River, Inc. (a)	10,500	361,410
eBay, Inc. (a)	676,051	18,814,499
Google, Inc. Class A (a)	225,842	134,143,373
KIT Digital, Inc. (a)(d)	943,221	15,129,265
The Knot, Inc. (a)	415,717	4,107,284
VeriSign, Inc.	869,518	28,407,153
WebMD Health Corp. (a)	647,450	33,058,797
		256,549,151
IT Services - 1.1%
Cognizant Technology Solutions Corp. Class A (a)	430,100	31,522,029

	Shares	Value
iGate Corp.	296,681	$ 5,847,583
Visa, Inc. Class A	74,586	5,249,363
		42,618,975
Semiconductors & Semiconductor Equipment - 2.0%
ARM Holdings PLC	806,300	5,506,908
ARM Holdings PLC sponsored ADR (d)	1,757,254	36,463,021
Avago Technologies Ltd.	1,381,870	39,341,839
		81,311,768
Software - 4.1%
ANSYS, Inc. (a)	82,495	4,295,515
Ariba, Inc. (a)	881,211	20,699,646
Citrix Systems, Inc. (a)	404,784	27,691,273
Computer Modelling Group Ltd.	175,100	4,538,589
Concur Technologies, Inc. (a)	78,159	4,058,797
Informatica Corp. (a)	152,600	6,718,978
Intuit, Inc. (a)	159,547	7,865,667
Kingdee International Software Group Co. Ltd.	8,534,000	4,787,165
Oracle Corp.	1,453,116	45,482,531
RealPage, Inc.	53,800	1,664,034
Red Hat, Inc. (a)	204,900	9,353,685
salesforce.com, Inc. (a)	128,389	16,947,348
Solera Holdings, Inc.	51,020	2,618,346
VMware, Inc. Class A (a)	90,900	8,081,919
		164,803,493
TOTAL INFORMATION TECHNOLOGY		1,153,426,189
MATERIALS - 4.5%
Chemicals - 1.3%
CF Industries Holdings, Inc.	115,950	15,670,643
FMC Corp.	123,400	9,858,426
The Mosaic Co.	315,450	24,087,762
		49,616,831
Metals & Mining - 3.2%
Consolidated Thompson Iron Mines Ltd. (a)	2,085,100	29,458,597
Grande Cache Coal Corp. (a)	2,748,600	28,855,753
Mirabela Nickel Ltd. (a)	1,968,948	4,586,617
Mongolian Mining Corp.	3,198,000	3,731,857
Newmont Mining Corp.	577,660	35,485,654
Teck Resources Ltd. Class B (sub. vtg.)	220,400	13,655,386
Walter Energy, Inc.	103,100	13,180,304
		128,954,168
TOTAL MATERIALS		178,570,999
TELECOMMUNICATION SERVICES - 0.4%
Wireless Telecommunication Services - 0.4%
Vivo Participacoes SA sponsored ADR	422,254	13,761,258
TOTAL COMMON STOCKS (Cost $3,024,876,195)		3,911,445,206
Money Market Funds - 2.8%
	Shares	Value
Fidelity Cash Central Fund, 0.19% (b)	87,934,474	$ 87,934,474
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	24,233,150	24,233,150
TOTAL MONEY MARKET FUNDS (Cost $112,167,624)		112,167,624
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $3,137,043,819)		4,023,612,830
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(20,374,947)
NET ASSETS - 100%		$ 4,003,237,883
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,700,870 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 124,568
Fidelity Securities Lending Cash Central Fund	726,428
Total	$ 850,996
Other Information

The following is a summary of the inputs used, as of December 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 626,082,463	$ 626,082,463	$ -	$ -
Consumer Staples	172,267,987	172,267,987	-	-
Energy	361,389,865	361,389,865	-	-
Financials	213,881,078	213,881,078	-	-
Health Care	500,693,777	442,873,574	57,820,203	-
Industrials	691,371,590	691,371,590	-	-
Information Technology	1,153,426,189	1,147,919,281	5,506,908	-
Materials	178,570,999	178,570,999	-	-
Telecommunication Services	13,761,258	13,761,258	-	-
Money Market Funds	112,167,624	112,167,624	-	-
Total Investments in Securities:	$ 4,023,612,830	$ 3,960,285,719	$ 63,327,111	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	86.2%
Canada	3.8%
Denmark	1.5%
Netherlands Antilles	1.2%
Cayman Islands	1.2%
United Kingdom	1.0%
Singapore	1.0%
Others (Individually Less Than 1%)	4.1%
100.0%
Income Tax Information

At December 31, 2010, the Fund had a capital loss carryforward of approximately $1,604,451,566 of which $41,234,048, $1,104,811,876 and $458,405,642 will expire in fiscal 2011, 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2010

Assets
Investment in securities, at value (including securities loaned of $23,877,604) - See accompanying schedule: Unaffiliated issuers (cost $3,024,876,195)	$ 3,911,445,206
Fidelity Central Funds (cost $112,167,624)	112,167,624
Total Investments (cost $3,137,043,819)		$ 4,023,612,830
Receivable for investments sold		9,401,826
Receivable for fund shares sold		814,132
Dividends receivable		764,089
Distributions receivable from Fidelity Central Funds		33,563
Prepaid expenses		10,638
Other receivables		235,135
Total assets		4,034,872,213

Liabilities
Payable to custodian bank	$ 4
Payable for investments purchased	757,972
Payable for fund shares redeemed	4,086,810
Accrued management fee	1,845,584
Distribution and service plan fees payable	157,632
Other affiliated payables	314,164
Other payables and accrued expenses	239,014
Collateral on securities loaned, at value	24,233,150
Total liabilities		31,634,330

Net Assets		$ 4,003,237,883
Net Assets consist of:
Paid in capital		$ 4,749,126,522
Distributions in excess of net investment income		(165,575)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,632,294,936)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		886,571,872
Net Assets		$ 4,003,237,883

Statement of Assets and Liabilities - continued

December 31, 2010

Initial Class: Net Asset Value, offering price and redemption price per share ($2,842,306,553 ÷ 76,641,606 shares)	$ 37.09

Service Class: Net Asset Value, offering price and redemption price per share ($453,062,955 ÷ 12,247,567 shares)	$ 36.99

Service Class 2: Net Asset Value, offering price and redemption price per share ($584,193,295 ÷ 15,908,366 shares)	$ 36.72

Service Class 2R: Net Asset Value, offering price and redemption price per share ($5,739,135 ÷ 156,628 shares)	$ 36.64

Investor Class: Net Asset Value, offering price and redemption price per share ($117,935,945 ÷ 3,187,649 shares)	$ 37.00

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2010

Investment Income
Dividends		$ 31,037,251
Interest		125
Income from Fidelity Central Funds		850,996
Total income		31,888,372

Expenses
Management fee	$ 20,222,973
Transfer agent fees	2,822,529
Distribution and service plan fees	1,712,631
Accounting and security lending fees	1,036,366
Custodian fees and expenses	115,872
Independent trustees' compensation	21,887
Appreciation in deferred trustee compensation account	226
Audit	75,207
Legal	19,341
Interest	194
Miscellaneous	52,544
Total expenses before reductions	26,079,770
Expense reductions	(397,466)	25,682,304
Net investment income (loss)		6,206,068
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	368,619,724
Investment not meeting investment restrictions	(19,441)
Foreign currency transactions	(385,552)
Payment from investment advisor for loss on investment not meeting investment restrictions	19,441
Total net realized gain (loss)		368,234,172
Change in net unrealized appreciation (depreciation) on: Investment securities	419,056,678
Assets and liabilities in foreign currencies	5,061
Total change in net unrealized appreciation (depreciation)		419,061,739
Net gain (loss)		787,295,911
Net increase (decrease) in net assets resulting from operations		$ 793,501,979

Statement of Changes in Net Assets

	Year ended December 31, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,206,068	$ 11,842,787
Net realized gain (loss)	368,234,172	(453,010,967)
Change in net unrealized appreciation (depreciation)	419,061,739	1,274,194,307
Net increase (decrease) in net assets resulting from operations	793,501,979	833,026,127
Distributions to shareholders from net investment income	(8,150,719)	(12,825,130)
Distributions to shareholders from net realized gain	(12,197,748)	(2,861,216)
Total distributions	(20,348,467)	(15,686,346)
Share transactions - net increase (decrease)	(439,300,401)	(425,627,981)
Redemption fees	1,277	1,078
Total increase (decrease) in net assets	333,854,388	391,712,878

Net Assets
Beginning of period	3,669,383,495	3,277,670,617
End of period (including distributions in excess of net investment income of $165,575 and undistributed net investment income of $219,186, respectively)	$ 4,003,237,883	$ 3,669,383,495

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 30.04	$ 23.53	$ 45.12	$ 35.87	$ 33.70
Income from Investment Operations
Net investment income (loss) C	.07	.10	.27	.09	.21
Net realized and unrealized gain (loss)	7.18	6.55	(21.55)	9.53	2.09
Total from investment operations	7.25	6.65	(21.28)	9.62	2.30
Distributions from net investment income	(.09)	(.12)	(.31)	(.33)	(.13)
Distributions from net realized gain	(.11)	(.02)	-	(.04)	-
Total distributions	(.20)	(.14) H	(.31)	(.37)	(.13)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 37.09	$ 30.04	$ 23.53	$ 45.12	$ 35.87
Total Return A, B	24.17%	28.29%	(47.17)%	26.96%	6.85%
Ratios to Average Net Assets D, F
Expenses before reductions	.67%	.69%	.68%	.65%	.68%
Expenses net of fee waivers, if any	.66%	.69%	.68%	.65%	.68%
Expenses net of all reductions	.66%	.68%	.67%	.64%	.67%
Net investment income (loss)	.22%	.41%	.74%	.21%	.61%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,842,307	$ 2,618,954	$ 2,337,892	$ 6,002,656	$ 5,610,629
Portfolio turnover rate E	75%	134%	161%	109%	114%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.14 per share is comprised of distributions from net investment income of $.118 and distributions from net realized gain of $.023 per share.

Financial Highlights - Service Class

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 29.96	$ 23.47	$ 44.99	$ 35.72	$ 33.56
Income from Investment Operations
Net investment income (loss) C	.04	.08	.23	.04	.18
Net realized and unrealized gain (loss)	7.16	6.52	(21.48)	9.51	2.07
Total from investment operations	7.20	6.60	(21.25)	9.55	2.25
Distributions from net investment income	(.06)	(.09)	(.27)	(.24)	(.09)
Distributions from net realized gain	(.11)	(.02)	-	(.04)	-
Total distributions	(.17)	(.11) H	(.27)	(.28)	(.09)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 36.99	$ 29.96	$ 23.47	$ 44.99	$ 35.72
Total Return A, B	24.06%	28.15%	(47.23)%	26.87%	6.73%
Ratios to Average Net Assets D, F
Expenses before reductions	.77%	.79%	.78%	.75%	.78%
Expenses net of fee waivers, if any	.76%	.79%	.78%	.75%	.78%
Expenses net of all reductions	.76%	.78%	.77%	.74%	.77%
Net investment income (loss)	.12%	.31%	.64%	.11%	.51%
Supplemental Data
Net assets, end of period (000 omitted)	$ 453,063	$ 421,996	$ 395,759	$ 929,848	$ 877,279
Portfolio turnover rate E	75%	134%	161%	109%	114%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.11 per share is comprised of distributions from net investment income of $.089 and distributions from net realized gain of $.023 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 29.75	$ 23.31	$ 44.65	$ 35.42	$ 33.29
Income from Investment Operations
Net investment income (loss) C	(.01)	.04	.17	(.02)	.12
Net realized and unrealized gain (loss)	7.10	6.48	(21.29)	9.43	2.07
Total from investment operations	7.09	6.52	(21.12)	9.41	2.19
Distributions from net investment income	(.01)	(.05)	(.22)	(.15)	(.06)
Distributions from net realized gain	(.11)	(.02)	-	(.03)	-
Total distributions	(.12)	(.08) G	(.22)	(.18)	(.06)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 36.72	$ 29.75	$ 23.31	$ 44.65	$ 35.42
Total Return A, B	23.86%	27.97%	(47.31)%	26.66%	6.57%
Ratios to Average Net Assets D, F
Expenses before reductions	.92%	.94%	.93%	.90%	.94%
Expenses net of fee waivers, if any	.91%	.94%	.93%	.90%	.94%
Expenses net of all reductions	.91%	.93%	.92%	.89%	.92%
Net investment income (loss)	(.03)%	.16%	.49%	(.04)%	.36%
Supplemental Data
Net assets, end of period (000 omitted)	$ 584,193	$ 528,819	$ 447,530	$ 898,204	$ 627,754
Portfolio turnover rate E	75%	134%	161%	109%	114%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.08 per share is comprised of distributions from net investment income of $.052 and distributions from net realized gain of $.023 per share.

Financial Highlights - Service Class 2R

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 29.70	$ 23.26	$ 44.42	$ 35.28	$ 33.18
Income from Investment Operations
Net investment income (loss) C	(.01)	.04	.18	(.01)	.12
Net realized and unrealized gain (loss)	7.09	6.46	(21.20)	9.38	2.06
Total from investment operations	7.08	6.50	(21.02)	9.37	2.18
Distributions from net investment income	(.03)	(.04)	(.14)	(.19)	(.08)
Distributions from net realized gain	(.11)	(.02)	-	(.04)	-
Total distributions	(.14)	(.06) G	(.14)	(.23)	(.08)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 36.64	$ 29.70	$ 23.26	$ 44.42	$ 35.28
Total Return A, B	23.86%	27.98%	(47.31)%	26.66%	6.58%
Ratios to Average Net Assets D, F
Expenses before reductions	.92%	.94%	.93%	.89%	.93%
Expenses net of fee waivers, if any	.91%	.94%	.93%	.89%	.93%
Expenses net of all reductions	.91%	.93%	.92%	.89%	.92%
Net investment income (loss)	(.03)%	.16%	.49%	(.04)%	.36%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,739	$ 4,084	$ 3,061	$ 20,051	$ 5,063
Portfolio turnover rate E	75%	134%	161%	109%	114%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.06 per share is comprised of distributions from net investment income of $.041 and distributions from net realized gain of $.023 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 29.97	$ 23.48	$ 45.00	$ 35.78	$ 33.67
Income from Investment Operations
Net investment income (loss) C	.04	.08	.24	.04	.17
Net realized and unrealized gain (loss)	7.17	6.52	(21.49)	9.50	2.08
Total from investment operations	7.21	6.60	(21.25)	9.54	2.25
Distributions from net investment income	(.07)	(.09)	(.27)	(.28)	(.14)
Distributions from net realized gain	(.11)	(.02)	-	(.04)	-
Total distributions	(.18)	(.11) H	(.27)	(.32)	(.14)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 37.00	$ 29.97	$ 23.48	$ 45.00	$ 35.78
Total Return A, B	24.08%	28.14%	(47.22)%	26.81%	6.72%
Ratios to Average Net Assets D, F
Expenses before reductions	.76%	.79%	.77%	.76%	.81%
Expenses net of fee waivers, if any	.75%	.79%	.77%	.76%	.81%
Expenses net of all reductions	.75%	.78%	.76%	.76%	.80%
Net investment income (loss)	.13%	.31%	.65%	.09%	.49%
Supplemental Data
Net assets, end of period (000 omitted)	$ 117,936	$ 95,531	$ 93,428	$ 181,705	$ 76,965
Portfolio turnover rate E	75%	134%	161%	109%	114%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.11 per share is comprised of distributions from net investment income of $.089 and distributions from net realized gain of $.023 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2010

1. Organization.

VIP Growth Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Service Class 2R shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2010 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of December 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 917,016,465
Gross unrealized depreciation	(65,205,672)
Net unrealized appreciation (depreciation)	$ 851,810,793
Tax Cost	$ 3,171,802,037

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 6,914,850
Capital loss carryforward	$ (1,604,451,566)
Net unrealized appreciation (depreciation)	$ 851,813,654

The tax character of distributions paid was as follows:

	December 31, 2010	December 31, 2009
Ordinary Income	$ 20,348,467	$ 15,686,346

Trading (Redemption) Fees. Service Class 2R shares held by investors less than 60 days are subject to a redemption fee equal to 1% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,625,759,610 and $3,106,144,474, respectively.

The Fund realized a loss on the sale of an investment not meeting the investment restrictions of the Fund. The loss was fully reimbursed by the Fund's investment advisor.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 414,029
Service Class 2	1,288,224
Service Class 2 R	10,378
$ 1,712,631

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .01% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC has agreed to voluntarily waive this fee until December 31, 2010. (See Note 9: Expense Reductions.) For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 1,948,797
Service Class	314,174
Service Class 2	396,075
Service Class 2R	3,089
Investor Class	160,394
$ 2,822,529

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $45,002 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 15,534,000.45%		$ 194

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $14,102 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $726,428, including $2,452 from securities loaned to FCM.

Annual Report

9. Expense Reductions.

FMR or its affiliates agreed to waive certain fees during the period as noted in the table below.

Initial Class	$ 187,563
Service Class	30,013
Service Class 2	37,359
Service Class 2R	301
Investor Class	7,099
$ 262,335

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $134,926 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $205.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2010	2009
From net investment income
Initial Class	$ 7,069,872	$ 10,334,573
Service Class	708,549	1,267,138
Service Class 2	157,035	932,585
Service Class 2R	4,039	5,914
Investor Class	211,224	284,920
Total	$ 8,150,719	$ 12,825,130
From net realized gain
Initial Class	$ 8,678,947	$ 2,036,641
Service Class	1,386,003	332,083
Service Class 2	1,769,479	414,242
Service Class 2R	15,949	3,345
Investor Class	347,370	74,905
Total	$ 12,197,748	$ 2,861,216

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2010	2009	2010	2009
Initial Class
Shares sold	3,473,243	3,168,252	$ 113,067,768	$ 80,283,755
Reinvestment of distributions	445,708	426,627	15,748,819	12,371,214
Shares redeemed	(14,471,861)	(15,761,725)	(459,125,365)	(393,809,218)
Net increase (decrease)	(10,552,910)	(12,166,846)	$ (330,308,778)	$ (301,154,249)
Service Class
Shares sold	651,294	601,860	$ 21,310,170	$ 15,078,974
Reinvestment of distributions	59,936	55,581	2,094,552	1,599,221
Shares redeemed	(2,547,621)	(3,433,675)	(80,470,779)	(86,029,416)
Net increase (decrease)	(1,836,391)	(2,776,234)	$ (57,066,057)	$ (69,351,221)
Service Class 2
Shares sold	2,292,229	3,094,007	$ 74,709,454	$ 75,154,813
Reinvestment of distributions	56,469	47,559	1,926,514	1,346,827
Shares redeemed	(4,214,967)	(4,562,964)	(130,514,071)	(113,322,366)
Net increase (decrease)	(1,866,269)	(1,421,398)	$ (53,878,103)	$ (36,820,726)

Annual Report

Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2010	2009	2010	2009
Service Class 2R
Shares sold	106,812	70,980	$ 3,580,908	$ 1,731,048
Reinvestment of distributions	577	331	19,988	9,259
Shares redeemed	(88,264)	(65,400)	(2,902,806)	(1,732,958)
Net increase (decrease)	19,125	5,911	$ 698,090	$ 7,349
Investor Class
Shares sold	639,949	347,569	$ 21,166,429	$ 9,118,954
Reinvestment of distributions	15,871	12,514	558,594	359,825
Shares redeemed	(655,594)	(1,151,644)	(20,470,576)	(27,787,913)
Net increase (decrease)	226	(791,561)	$ 1,254,447	$ (18,309,134)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 16% of the total outstanding shares of the Fund and two otherwise unaffiliated shareholders were the owners of record of 34% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Growth Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Growth Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 408 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is President of Fidelity Asset Management and Corporate Services, for Fidelity Investments and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 200

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-
present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-
present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Name, Age; Principal Occupation
John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of VIP Growth Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Service Class 2R	02/04/11	02/04/11	-	$0.075

Service Class 2R designates 100% of the dividends distributed, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Growth Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

VIP Growth Portfolio

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Initial Class of the fund was in the fourth quartile for the one- and five-year periods and the third quartile for the three-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board noted that this fund had underperformed in the previous year and discussed with FMR its disappointment with the continued underperformance of the fund. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Growth Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Initial Class, Investor Class, and Service Class ranked below its competitive median for 2009 and the total expenses of each of Service Class 2 and Service Class 2 R ranked above its competitive median for 2009. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Adviser

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

VIPGRWTR-ANN-0211
1.811845.106

Fidelity® Variable Insurance Products:
High Income Portfolio

Annual Report

December 31, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

The general research services agreement with Fidelity Research & Analysis Company has been terminated and is no longer in effect for the fund.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2010	Past 1 year	Past 5 years	Past 10 years
VIP High Income Portfolio - Initial Class	13.82%	7.04%	6.28%
VIP High Income Portfolio - Service Class	13.79%	6.95%	6.17%
VIP High Income Portfolio - Service Class 2	13.67%	6.80%	6.02%
VIP High Income Portfolio - Investor Class A	14.04%	7.02%	6.25%

A The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP High Income Portfolio - Initial Class on December 31, 2000. The chart shows how the value of your investment would have changed, and also shows how The BofA Merrill LynchSM US High Yield Constrained Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: While market improvements around the world hit a speed bump in the first half of the 12-month period ending December 31, 2010, world economies re-accelerated in August, supported by a broadening recovery and low inflation in the U.S. Domestic stock markets recorded solid gains for the year, lifted by a strong second-half rally fueled by economic optimism, encouraging earnings reports and a wave of corporate mergers. The large-cap S&P 500® Index rose 15.06%, the blue-chip-laden Dow Jones Industrial AverageSM added 14.06% and the technology-heavy Nasdaq Composite® Index climbed 18.02%. Meanwhile, international stocks, as represented by the MSCI® ACWI® (All Country World Index) ex USA Index, gained 11.29%, boosted in part by a depreciating U.S. dollar. In the fixed-income arena, U.S. taxable investment-grade bonds generated positive results during 2010, as the Barclays Capital® U.S. Aggregate Bond Index gained 6.54%. With ultra-low interest rates bolstering nearly all fixed-income securities for most of the year, sectors in the index with higher yields and more credit risk generally fared best, while most high-quality bonds generated more-moderate returns. Meanwhile, high-yield bonds, as represented by The BofA Merrill LynchSM US High Yield Constrained Index, returned 15.07%, a result of improved economic data and strengthening investor demand. Overseas, foreign bond markets showed mixed results, with a sizable disparity between the 3.97% return of the Citigroup® Non-U.S. Group of 7 Index - which measures the performance of sovereign debt of the major global economies outside the U.S. - and the 12.04% advance of the JPMorgan Emerging Markets Bond Index Global (EMBI Global), which benefited from the rising overall credit quality of emerging-markets debt issuers.

Comments from Matthew Conti, Portfolio Manager of VIP High Income Portfolio: For the year ending December 31, 2010, the fund's share classes underperformed The BofA Merrill LynchSM US High Yield Constrained Index, which returned 15.07%. (For specific portfolio results, please refer to the performance section of this report.) The fund's relative performance was hurt by its focus on the core, middle-quality tier of the high-yield market, which underperformed the more-speculative, lower-rated credits that significantly outpaced the broader market. At the industry level, the fund's result was held back by underweighting insurance and unfavorable security selection in energy. The fund's modest cash position also was a negative amid a strong market. Individual detractors included untimely ownership of and an underweighting in insurance giant American International Group (AIG), an investment in energy exploration and production company ATP Oil & Gas - not held at period end - not owning real estate financing firm iStar Financial, underweighting casino operator Harrah's and a stake in supermarket chain The Great Atlantic & Pacific Tea Company. Conversely, the fund benefited from strong security selection in utilities - although this benefit was slightly offset by overweighting the group - and by favorable positioning within air transportation. On an issuer basis, contributions came from Texas utility TXU Energy, casino operator Snoqualmie Entertainment Authority, Freescale Semiconductor and Continental Airlines. Some of the securities I've mentioned were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 to December 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period* July 1, 2010 to December 31, 2010
Initial Class	.67%
Actual		$ 1,000.00	$ 1,100.80	$ 3.55
HypotheticalA		$ 1,000.00	$ 1,021.83	$ 3.41
Service Class	.77%
Actual		$ 1,000.00	$ 1,100.20	$ 4.08
HypotheticalA		$ 1,000.00	$ 1,021.32	$ 3.92
Service Class 2.92%
Actual		$ 1,000.00	$ 1,100.60	$ 4.87
HypotheticalA		$ 1,000.00	$ 1,020.57	$ 4.69
Initial Class R	.67%
Actual		$ 1,000.00	$ 1,101.10	$ 3.55
HypotheticalA		$ 1,000.00	$ 1,021.83	$ 3.41
Service Class R	.77%
Actual		$ 1,000.00	$ 1,101.00	$ 4.08
HypotheticalA		$ 1,000.00	$ 1,021.32	$ 3.92
Service Class 2R	.92%
Actual		$ 1,000.00	$ 1,099.60	$ 4.87
HypotheticalA		$ 1,000.00	$ 1,020.57	$ 4.69
Investor Class	.71%
Actual		$ 1,000.00	$ 1,102.80	$ 3.76
HypotheticalA		$ 1,000.00	$ 1,021.63	$ 3.62

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of December 31, 2010
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
International Lease Finance Corp.	2.3	1.4
HCA, Inc.	2.2	2.5
CIT Group, Inc.	1.9	1.3
Ford Motor Credit Co. LLC	1.8	1.4
Nielsen Finance LLC/Nielsen Finance Co.	1.7	2.0
	9.9
Top Five Market Sectors as of December 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Telecommunications	12.2	15.0
Electric Utilities	6.6	6.2
Energy	6.5	7.8
Diversified Financial Services	6.2	6.5
Technology	6.1	5.4
Quality Diversification (% of fund's net assets)
As of December 31, 2010	As of June 30, 2010
BBB 3.2%	BBB 2.2%
BB 26.6%	BB 28.5%
B 48.4%	B 46.7%
CCC,CC,C 11.9%	CCC,CC,C 14.8%
Not Rated 1.6%	Not Rated 2.7%
Equities 0.8%	Equities 0.5%
Short-Term Investments and Net Other Assets 7.5%	Short-Term Investments and Net Other Assets 4.6%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the report date and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)
As of December 31, 2010 *		As of June 30, 2010 **
	Nonconvertible Bonds 86.0%		Nonconvertible Bonds 88.4%
	Convertible Bonds, Preferred Stocks 1.2%		Convertible Bonds, Preferred Stocks 0.9%
	Common Stocks 0.0%		Common Stocks 0.1%
	Floating Rate Loans 5.3%		Floating Rate Loans 6.0%
	Short-Term Investments and Net Other Assets 7.5%		Short-Term Investments and Net Other Assets 4.6%
* Foreign investments	16.5%	** Foreign investments	17.2%

Annual Report

Investments December 31, 2010

Showing Percentage of Net Assets

Corporate Bonds - 86.4%
	Principal Amount	Value
Convertible Bonds - 0.4%
Metals/Mining - 0.2%
Massey Energy Co. 3.25% 8/1/15	$ 2,230,000	$ 2,180,940
Technology - 0.2%
Lucent Technologies, Inc. 2.875% 6/15/25	2,902,600	2,759,284
TOTAL CONVERTIBLE BONDS		4,940,224
Nonconvertible Bonds - 86.0%
Aerospace - 1.1%
Alliant Techsystems, Inc. 6.875% 9/15/20	2,075,000	2,132,063
BE Aerospace, Inc.:
6.875% 10/1/20	1,375,000	1,416,250
8.5% 7/1/18	3,730,000	4,084,350
Esterline Technologies Corp. 7% 8/1/20 (e)	2,015,000	2,075,450
TransDigm, Inc. 7.75% 12/15/18 (e)	3,580,000	3,705,300
		13,413,413
Air Transportation - 2.8%
Air Canada 9.25% 8/1/15 (e)	5,145,000	5,402,250
American Airlines, Inc. 10.5% 10/15/12	1,990,000	2,179,050
American Airlines, Inc. pass-thru trust certificates:
8.608% 10/1/12	535,000	537,675
10.375% 7/2/19	1,864,012	2,199,534
AMR Corp. 9% 8/1/12	1,980,000	1,999,800
Continental Airlines, Inc.:
pass-thru trust certificates 9.798% 4/1/21	3,640,625	3,695,235
6.75% 9/15/15 (e)	4,090,000	4,197,158
Continental Airlines, Inc. 9.25% 5/10/17	1,021,101	1,084,919
Delta Air Lines, Inc. pass-thru trust certificates:
8.021% 8/10/22	2,129,172	2,214,339
8.954% 8/10/14	1,809,098	1,890,508
Northwest Airlines, Inc. pass-thru trust certificates 8.028% 11/1/17	831,198	822,886
United Air Lines, Inc.:
9.875% 8/1/13 (e)	795,000	856,613
12% 11/1/13 (e)	1,005,000	1,108,013
United Air Lines, Inc. pass-thru trust certificates:
Class B, 7.336% 7/2/19	2,765,445	2,682,482
9.75% 1/15/17	2,326,969	2,681,832
12% 1/15/16 (e)	848,353	965,002
		34,517,296

	Principal Amount	Value
Automotive - 3.2%
Accuride Corp. 9.5% 8/1/18 (e)	$ 2,710,000	$ 2,940,350
American Axle & Manufacturing, Inc. 7.875% 3/1/17	2,470,000	2,544,100
ArvinMeritor, Inc.:
8.125% 9/15/15	3,250,000	3,400,313
10.625% 3/15/18	710,000	796,975
Ford Motor Credit Co. LLC:
5.625% 9/15/15	3,510,000	3,632,850
6.625% 8/15/17	3,200,000	3,352,000
7% 4/15/15	2,250,000	2,413,125
8% 6/1/14	1,840,000	1,996,400
8% 12/15/16	4,870,000	5,442,025
12% 5/15/15	3,495,000	4,351,275
Navistar International Corp. 8.25% 11/1/21	4,720,000	5,097,600
Tenneco, Inc.:
6.875% 12/15/20 (e)	1,930,000	1,949,300
7.75% 8/15/18 (e)	1,685,000	1,781,888
		39,698,201
Banks & Thrifts - 5.0%
Ally Financial, Inc.:
6.25% 12/1/17 (e)	3,650,000	3,631,750
7.5% 9/15/20 (e)	3,190,000	3,349,500
8% 3/15/20	7,970,000	8,567,750
Bank of America Corp.:
8% (f)	995,000	995,000
8.125% (f)	1,320,000	1,326,600
CIT Group, Inc.:
7% 5/1/13	372,017	378,992
7% 5/1/14	4,583,026	4,617,399
7% 5/1/15	5,468,026	5,481,696
7% 5/1/16	6,410,044	6,410,044
7% 5/1/17	7,557,062	7,547,616
Fifth Third Capital Trust IV 6.5% 4/15/67 (f)	2,850,000	2,707,500
General Motors Acceptance Corp. 6.875% 8/28/12	4,155,000	4,347,377
GMAC LLC:
6.75% 12/1/14	4,400,000	4,598,000
8% 12/31/18	2,415,000	2,547,825
8% 11/1/31	2,275,000	2,422,875
Zions Bancorp. 7.75% 9/23/14	3,225,000	3,362,095
		62,292,019
Broadcasting - 1.9%
Allbritton Communications Co. 8% 5/15/18	2,205,000	2,227,050
Belo Corp. 8% 11/15/16	2,190,000	2,370,675
Citadel Broadcasting Corp. 7.75% 12/15/18 (e)	2,920,000	3,000,300
Clear Channel Communications, Inc.:
5.5% 9/15/14	2,775,000	2,303,250
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Broadcasting - continued
Clear Channel Communications, Inc.: - continued
11% 8/1/16 pay-in-kind (f)	$ 1,758,662	$ 1,530,036
Nexstar Broadcasting, Inc./Mission, Inc. 8.875% 4/15/17 (e)	2,390,000	2,533,400
Umbrella Acquisition, Inc. 10.5% 3/15/15 pay-in-kind (e)(f)	4,401,126	4,614,581
Univision Communications, Inc.:
7.875% 11/1/20 (e)	1,180,000	1,239,000
8.5% 5/15/21 (e)	3,630,000	3,693,525
		23,511,817
Building Materials - 0.2%
Building Materials Corp. of America 6.875% 8/15/18 (e)	3,080,000	3,049,200
Cable TV - 2.9%
Bresnan Broadband Holdings LLC 8% 12/15/18 (e)	705,000	724,388
Cablevision Systems Corp.:
7.75% 4/15/18	1,635,000	1,712,663
8.625% 9/15/17	4,525,000	4,909,625
CCO Holdings LLC/CCO Holdings Capital Corp.:
7.25% 10/30/17	3,770,000	3,817,125
7.875% 4/30/18	985,000	1,017,013
Cequel Communications Holdings I LLC/Cequel Capital Corp. 8.625% 11/15/17 (e)	7,435,000	7,843,925
CSC Holdings LLC:
8.5% 6/15/15	1,655,000	1,795,675
8.625% 2/15/19	1,940,000	2,192,200
Insight Communications, Inc. 9.375% 7/15/18 (e)	4,355,000	4,659,850
Kabel Deutschland GmbH 10.625% 7/1/14	1,300,000	1,371,500
UPC Germany GmbH 8.125% 12/1/17 (e)	2,880,000	3,038,400
Videotron Ltd. 9.125% 4/15/18	2,010,000	2,251,200
		35,333,564
Capital Goods - 0.9%
Amsted Industries, Inc. 8.125% 3/15/18 (e)	3,960,000	4,158,000
Briggs & Stratton Corp. 6.875% 12/15/20	735,000	747,863
RBS Global, Inc./Rexnord Corp. 8.5% 5/1/18	1,470,000	1,543,500
SPX Corp. 6.875% 9/1/17 (e)	3,935,000	4,180,938
		10,630,301
Chemicals - 2.7%
Celanese US Holdings LLC 6.625% 10/15/18 (e)	1,460,000	1,514,750

	Principal Amount	Value
Huntsman International LLC:
5.5% 6/30/16	$ 3,245,000	$ 3,147,650
8.625% 3/15/20	715,000	777,563
8.625% 3/15/21 (e)	3,275,000	3,520,625
LBI Escrow Corp. 8% 11/1/17 (e)	2,625,000	2,900,625
Lyondell Chemical Co. 11% 5/1/18	7,280,000	8,244,600
Nalco Co. 6.625% 1/15/19 (e)	1,965,000	2,019,038
NOVA Chemicals Corp.:
3.5678% 11/15/13 (f)	5,325,000	5,231,813
8.375% 11/1/16	1,990,000	2,119,350
8.625% 11/1/19	1,985,000	2,168,613
Rain CII Carbon LLC/CII Carbon Corp. 8% 12/1/18 (e)	1,100,000	1,144,000
		32,788,627
Consumer Products - 0.1%
Jarden Corp. 6.125% 11/15/22	1,035,000	988,425
Containers - 0.7%
Berry Plastics Corp.:
5.0391% 2/15/15 (f)	1,980,000	1,905,750
8.25% 11/15/15	2,715,000	2,830,388
Crown Cork & Seal, Inc. 7.375% 12/15/26	3,648,000	3,620,640
		8,356,778
Diversified Financial Services - 5.9%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
7.75% 1/15/16	4,405,000	4,427,025
7.75% 1/15/16 (e)	2,000,000	2,010,000
8% 1/15/18	4,925,000	4,949,625
8% 1/15/18 (e)	2,000,000	2,010,000
ILFC E-Capital Trust II 6.25% 12/21/65 (e)(f)	1,275,000	969,000
Ineos Finance PLC 9% 5/15/15 (e)	2,505,000	2,661,563
International Lease Finance Corp.:
5.625% 9/20/13	1,530,000	1,537,650
5.65% 6/1/14	1,315,000	1,305,138
6.375% 3/25/13	360,000	369,000
6.5% 9/1/14 (e)	1,995,000	2,089,763
6.625% 11/15/13	1,640,000	1,674,850
6.75% 9/1/16 (e)	1,995,000	2,089,763
8.25% 12/15/20	1,190,000	1,213,800
8.625% 9/15/15 (e)	5,070,000	5,374,200
8.75% 3/15/17 (e)	7,300,000	7,756,250
8.875% 9/1/17	5,995,000	6,414,650
National Money Mart Co. 10.375% 12/15/16	3,010,000	3,265,850
Nuveen Investments, Inc.:
5.5% 9/15/15	2,450,000	2,100,875
10.5% 11/15/15	1,850,000	1,887,000
Offshore Group Investment Ltd. 11.5% 8/1/15 (e)	3,820,000	4,087,400
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Diversified Financial Services - continued
Reliance Intermediate Holdings LP 9.5% 12/15/19 (e)	$ 3,055,000	$ 3,207,750
SLM Corp. 8% 3/25/20	5,650,000	5,706,500
Trans Union LLC/Trans Union Financing Corp. 11.375% 6/15/18 (e)	4,125,000	4,681,875
		71,789,527
Diversified Media - 3.1%
Catalina Marketing Corp. 10.5% 10/1/15 pay-in-kind (e)(f)	3,415,000	3,654,050
Checkout Holding Corp. 0% 11/15/15 (e)	1,065,000	653,591
Clear Channel Worldwide Holdings, Inc.:
Series A, 9.25% 12/15/17	560,000	609,000
Series B, 9.25% 12/15/17	3,780,000	4,139,100
Liberty Media Corp. 8.25% 2/1/30	255,000	247,350
Nielsen Finance LLC/Nielsen Finance Co.:
0% 8/1/16 (d)	9,400,000	9,823,000
7.75% 10/15/18 (e)	5,240,000	5,410,300
11.5% 5/1/16	2,275,000	2,610,563
11.625% 2/1/14	2,390,000	2,742,525
Quebecor Media, Inc.:
7.75% 3/15/16	3,905,000	4,022,150
7.75% 3/15/16	3,585,000	3,692,550
		37,604,179
Electric Utilities - 5.5%
AES Corp.:
7.75% 10/15/15	3,745,000	3,979,063
8% 10/15/17	2,060,000	2,163,000
9.75% 4/15/16	3,010,000	3,363,675
Calpine Construction Finance Co. LP 8% 6/1/16 (e)	5,775,000	6,107,063
Dynegy Holdings, Inc. 7.5% 6/1/15	3,190,000	2,408,450
GenOn Escrow Corp.:
9.5% 10/15/18 (e)	2,075,000	2,064,625
9.875% 10/15/20 (e)	2,005,000	2,005,000
Intergen NV 9% 6/30/17 (e)	4,225,000	4,478,500
Mirant Americas Generation LLC:
8.5% 10/1/21	5,990,000	6,019,950
9.125% 5/1/31	5,640,000	5,555,400
NRG Energy, Inc. 7.375% 2/1/16	3,710,000	3,784,200
NSG Holdings II, LLC 7.75% 12/15/25 (e)	10,695,000	9,946,350
NV Energy, Inc. 6.25% 11/15/20	2,995,000	2,950,075
Otter Tail Corp. 9% 12/15/16	2,460,000	2,681,400

	Principal Amount	Value
Puget Energy, Inc. 6.5% 12/15/20 (e)	$ 2,930,000	$ 2,941,134
RRI Energy, Inc. 7.625% 6/15/14	6,280,000	6,421,300
		66,869,185
Energy - 6.5%
Antero Resources Finance Corp. 9.375% 12/1/17	3,240,000	3,389,688
Calfrac Holdings LP 7.5% 12/1/20 (e)	1,185,000	1,199,813
Continental Resources, Inc. 7.125% 4/1/21 (e)	1,210,000	1,258,400
Crosstex Energy/Crosstex Energy Finance Corp. 8.875% 2/15/18	3,745,000	3,932,250
Drummond Co., Inc. 7.375% 2/15/16	5,510,000	5,675,300
Edgen Murray Corp. 12.25% 1/15/15	3,995,000	3,495,625
Energy Transfer Equity LP 7.5% 10/15/20	2,655,000	2,747,925
Expro Finance Luxembourg SCA 8.5% 12/15/16 (e)	4,205,000	4,026,288
Exterran Holdings, Inc. 7.25% 12/1/18 (e)	2,985,000	2,955,150
Frontier Oil Corp.:
6.875% 11/15/18	1,245,000	1,269,900
8.5% 9/15/16	2,700,000	2,875,500
Inergy LP/Inergy Finance Corp. 7% 10/1/18 (e)	2,290,000	2,307,175
Kinder Morgan Finance Co. LLC 6% 1/15/18 (e)	3,895,000	3,831,706
LINN Energy LLC:
7.75% 2/1/21 (e)	2,390,000	2,449,750
8.625% 4/15/20 (e)	3,055,000	3,291,763
Pan American Energy LLC 7.875% 5/7/21 (e)	4,125,000	4,372,500
Petrohawk Energy Corp.:
7.25% 8/15/18	2,430,000	2,454,300
7.875% 6/1/15	770,000	801,763
10.5% 8/1/14	725,000	825,558
Pioneer Natural Resources Co.:
6.65% 3/15/17	3,365,000	3,550,075
7.5% 1/15/20	3,360,000	3,687,600
Plains Exploration & Production Co.:
7% 3/15/17	1,730,000	1,764,600
7.625% 6/1/18	3,140,000	3,289,150
10% 3/1/16	1,337,000	1,484,070
Precision Drilling Corp. 6.625% 11/15/20 (e)	1,305,000	1,331,100
Quicksilver Resources, Inc.:
7.125% 4/1/16	4,920,000	4,674,000
11.75% 1/1/16	2,250,000	2,610,000
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Energy - continued
Range Resources Corp. 6.75% 8/1/20	$ 1,045,000	$ 1,071,125
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 7.875% 10/15/18 (e)	2,660,000	2,753,100
		79,375,174
Entertainment/Film - 0.1%
NAI Entertainment Holdings LLC/NAI Entertainment Finance Corp. 8.25% 12/15/17 (e)	855,000	897,750
Environmental - 0.4%
Covanta Holding Corp. 7.25% 12/1/20	1,590,000	1,611,907
EnergySolutions, Inc. / EnergySolutions LLC 10.75% 8/15/18 (e)	3,145,000	3,431,824
		5,043,731
Food & Drug Retail - 0.7%
Albertsons, Inc. 7.75% 6/15/26	435,000	334,950
Rite Aid Corp.:
7.5% 3/1/17	1,185,000	1,134,638
9.375% 12/15/15	950,000	817,000
9.5% 6/15/17	1,190,000	1,002,575
9.75% 6/12/16	1,185,000	1,306,463
SUPERVALU, Inc. 8% 5/1/16	1,640,000	1,566,200
Tops Markets LLC 10.125% 10/15/15	2,800,000	2,891,000
		9,052,826
Food/Beverage/Tobacco - 0.2%
C&S Group Enterprises LLC 8.375% 5/1/17 (e)	1,365,000	1,317,225
NBTY, Inc. 9% 10/1/18 (e)	1,655,000	1,754,300
		3,071,525
Gaming - 2.7%
Chukchansi Economic Development Authority:
3.9428% 11/15/12 (e)(f)	1,010,000	652,713
8% 11/15/13 (e)	3,410,000	2,267,650
Las Vegas Sands Corp. 6.375% 2/15/15	1,295,000	1,322,519
MCE Finance Ltd. 10.25% 5/15/18	2,225,000	2,542,063
MGM Mirage, Inc.:
5.875% 2/27/14	1,375,000	1,265,000
6.625% 7/15/15	5,135,000	4,647,175
6.75% 9/1/12	985,000	970,225
6.75% 4/1/13	1,140,000	1,105,800
7.5% 6/1/16	1,325,000	1,215,688
MGM Resorts International:
10% 11/1/16 (e)	4,125,000	4,166,250
11.375% 3/1/18	1,875,000	1,996,875

	Principal Amount	Value
Scientific Games Corp. 7.875% 6/15/16 (e)	$ 4,064,000	$ 4,089,197
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.75% 8/15/20	6,525,000	6,949,125
		33,190,280
Healthcare - 5.3%
DaVita, Inc.:
6.375% 11/1/18	1,460,000	1,430,800
6.625% 11/1/20	1,265,000	1,242,863
DJO Finance LLC/DJO Finance Corp. 10.875% 11/15/14	6,465,000	7,046,850
Endo Pharmaceuticals Holdings, Inc. 7% 12/15/20 (e)	1,485,000	1,503,563
HCA, Inc.:
8.5% 4/15/19	1,235,000	1,346,150
9.125% 11/15/14	6,670,000	6,986,825
9.25% 11/15/16	8,519,000	9,115,330
9.625% 11/15/16 pay-in-kind (f)	5,401,000	5,806,075
9.875% 2/15/17	1,610,000	1,771,000
HealthSouth Corp. 7.25% 10/1/18	2,095,000	2,126,425
Mylan, Inc.:
6% 11/15/18 (e)	2,000,000	1,957,600
7.625% 7/15/17 (e)	1,255,000	1,327,163
7.875% 7/15/20 (e)	2,055,000	2,209,125
Omega Healthcare Investors, Inc.:
6.75% 10/15/22 (e)	1,555,000	1,531,675
7% 1/15/16	1,665,000	1,689,975
Senior Housing Properties Trust 6.75% 4/15/20	2,640,000	2,788,500
Valeant Pharmaceuticals International 6.875% 12/1/18 (e)	3,640,000	3,603,600
Vanguard Health Holding Co. II LLC/Vanguard Health Holding Co. II, Inc.:
8% 2/1/18	6,475,000	6,588,313
8% 2/1/18 (e)	2,690,000	2,737,075
Ventas Realty LP:
6.5% 6/1/16	1,200,000	1,248,000
6.5% 6/1/16	460,000	478,400
		64,535,307
Homebuilders/Real Estate - 1.3%
CB Richard Ellis Services, Inc. 6.625% 10/15/20 (e)	1,485,000	1,470,150
KB Home 7.25% 6/15/18	4,735,000	4,521,925
Lennar Corp. 5.6% 5/31/15	545,000	523,200
Standard Pacific Corp.:
8.375% 5/15/18	1,765,000	1,765,000
8.375% 5/15/18 (e)	2,375,000	2,363,125
8.375% 1/15/21 (e)	2,375,000	2,291,875
10.75% 9/15/16	2,405,000	2,765,750
		15,701,025
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Hotels - 0.7%
Host Hotels & Resorts LP:
6% 11/1/20 (e)	$ 3,550,000	$ 3,496,750
9% 5/15/17	2,195,000	2,452,913
Host Marriott LP 7.125% 11/1/13	2,406,000	2,430,060
		8,379,723
Insurance - 0.1%
CNO Financial Group, Inc. 9% 1/15/18 (e)	915,000	937,875
Leisure - 2.7%
Equinox Holdings, Inc. 9.5% 2/1/16 (e)	3,080,000	3,253,250
GWR Operating Partnership LLP/Great Wolf Finance Corp. 10.875% 4/1/17	1,865,000	1,967,575
NCL Corp. Ltd.:
9.5% 11/15/18 (e)	1,465,000	1,519,938
11.75% 11/15/16	1,490,000	1,735,850
Royal Caribbean Cruises Ltd.:
7.25% 3/15/18	1,815,000	1,923,900
11.875% 7/15/15	1,440,000	1,771,200
yankee:
7% 6/15/13	3,220,000	3,405,150
7.25% 6/15/16	8,570,000	9,191,325
7.5% 10/15/27	2,640,000	2,587,200
Town Sports International Holdings, Inc. 11% 2/1/14	1,772,000	1,754,280
Universal City Development Partners Ltd./UCDP Finance, Inc.:
8.875% 11/15/15	1,245,000	1,322,813
10.875% 11/15/16	2,130,000	2,343,000
		32,775,481
Metals/Mining - 1.9%
Arch Coal, Inc.:
7.25% 10/1/20	545,000	568,163
8.75% 8/1/16	1,035,000	1,138,500
CONSOL Energy, Inc.:
8% 4/1/17 (e)	2,640,000	2,798,400
8.25% 4/1/20 (e)	1,760,000	1,883,200
Drummond Co., Inc. 9% 10/15/14 (e)	830,000	881,875
FMG Resources (August 2006) Pty Ltd. 7% 11/1/15 (e)	5,570,000	5,751,025
Massey Energy Co. 6.875% 12/15/13	5,595,000	5,664,938
Severstal Columbus LLC 10.25% 2/15/18 (e)	4,340,000	4,578,700
		23,264,801
Paper - 0.5%
Boise Paper LLC/Boise Co-Issuer Co. 8% 4/1/20	2,790,000	2,957,400

	Principal Amount	Value
Verso Paper Holdings LLC/Verso Paper, Inc.:
9.125% 8/1/14	$ 1,495,000	$ 1,513,688
11.5% 7/1/14	1,990,000	2,184,025
		6,655,113
Publishing/Printing - 0.4%
ProQuest LLC/ProQuest Notes Co. 9% 10/15/18 (e)	3,595,000	3,702,850
Visant Corp. 10% 10/1/17 (e)	1,625,000	1,698,125
		5,400,975
Services - 4.0%
Aircastle Ltd. 9.75% 8/1/18	2,575,000	2,826,063
ARAMARK Corp.:
3.7869% 2/1/15 (f)	7,820,000	7,644,050
8.5% 2/1/15	3,080,000	3,210,900
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.:
7.625% 5/15/14	1,986,000	2,035,650
7.75% 5/15/16	2,430,000	2,478,600
Fidelity National Information Services, Inc.:
7.625% 7/15/17 (e)	915,000	963,038
7.875% 7/15/20 (e)	1,220,000	1,293,200
FTI Consulting, Inc. 6.75% 10/1/20 (e)	3,100,000	3,069,000
Hertz Corp.:
7.375% 1/15/21 (e)	3,565,000	3,591,738
7.5% 10/15/18 (e)	7,485,000	7,690,838
8.875% 1/1/14	3,460,000	3,542,175
McJunkin Red Man Corp. 9.5% 12/15/16 (e)	5,700,000	5,379,375
PHH Corp. 9.25% 3/1/16 (e)	1,940,000	2,041,850
ServiceMaster Co. 10.75% 7/15/15 pay-in-kind (e)(f)	3,000,000	3,210,000
		48,976,477
Shipping - 2.9%
Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc. 8.625% 11/1/17 (e)	2,220,000	2,247,750
Navios Maritime Holdings, Inc.:
8.875% 11/1/17	2,255,000	2,407,213
9.5% 12/15/14	4,737,000	4,926,480
Overseas Shipholding Group, Inc.:
7.5% 2/15/24	475,000	412,063
8.125% 3/30/18	2,895,000	2,923,950
Ship Finance International Ltd. 8.5% 12/15/13	20,075,000	20,426,274
Swift Services Holdings, Inc. 10% 11/15/18 (e)	2,470,000	2,568,800
		35,912,530
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Specialty Retailing - 0.2%
Sears Holdings Corp. 6.625% 10/15/18 (e)	$ 3,565,000	$ 3,342,188
		3,342,188
Steel - 1.1%
AK Steel Corp. 7.625% 5/15/20	2,505,000	2,492,475
Essar Steel Algoma, Inc. 9.375% 3/15/15 (e)	3,045,000	3,064,031
Steel Dynamics, Inc. 6.75% 4/1/15	5,775,000	5,876,063
Tube City IMS Corp. 9.75% 2/1/15	1,695,000	1,754,325
		13,186,894
Super Retail - 1.1%
AutoNation, Inc. 6.75% 4/15/18	2,325,000	2,394,750
PETCO Animal Supplies, Inc. 9.25% 12/1/18 (e)	2,425,000	2,546,250
QVC, Inc. 7.125% 4/15/17 (e)	1,470,000	1,536,150
Toys 'R' Us Property Co. I LLC 10.75% 7/15/17	830,000	952,425
Toys 'R' Us Property Co. II LLC 8.5% 12/1/17	3,575,000	3,843,125
Toys 'R' Us, Inc. 7.375% 9/1/16 (e)	1,475,000	1,545,063
		12,817,763
Technology - 5.7%
Advanced Micro Devices, Inc. 7.75% 8/1/20 (e)	2,510,000	2,604,125
Amkor Technology, Inc. 7.375% 5/1/18	5,590,000	5,743,725
Atkore International, Inc. 9.875% 1/1/18 (e)	670,000	695,125
Avaya, Inc. 10.125% 11/1/15 pay-in-kind (f)	3,584,645	3,656,338
CDW LLC/CDW Finance Corp. 8% 12/15/18 (e)	2,860,000	2,917,200
Freescale Semiconductor, Inc.:
9.125% 12/15/14 pay-in-kind (f)	3,145,979	3,271,818
9.25% 4/15/18 (e)	1,815,000	1,996,500
10.125% 12/15/16	6,625,000	6,989,375
Jabil Circuit, Inc.:
5.625% 12/15/20	925,000	904,188
7.75% 7/15/16	2,385,000	2,677,163
8.25% 3/15/18	430,000	486,975
Lucent Technologies, Inc.:
6.45% 3/15/29	5,080,000	4,013,200
6.5% 1/15/28	4,915,000	3,907,425
Seagate HDD Cayman 6.875% 5/1/20 (e)	1,200,000	1,146,000
Spansion LLC 7.875% 11/15/17 (e)	2,170,000	2,148,300
SunGard Data Systems, Inc.:
7.375% 11/15/18 (e)	1,430,000	1,415,700

	Principal Amount	Value
7.625% 11/15/20 (e)	$ 1,430,000	$ 1,415,700
10.25% 8/15/15	4,320,000	4,541,400
Terremark Worldwide, Inc.:
9.5% 11/15/13 (e)	1,325,000	1,318,375
12% 6/15/17	5,445,000	6,234,525
Viasystems, Inc. 12% 1/15/15 (e)	1,625,000	1,815,938
Xerox Capital Trust I 8% 2/1/27	9,405,000	9,569,588
		69,468,683
Telecommunications - 11.4%
Citizens Communications Co.:
7.875% 1/15/27	940,000	911,800
9% 8/15/31	4,215,000	4,330,913
Cleveland Unlimited, Inc. 14.5% 12/15/10 (c)(e)(f)	1,275,000	1,147,500
Digicel Group Ltd.:
8.25% 9/1/17 (e)	3,890,000	4,006,700
8.875% 1/15/15 (e)	5,750,000	5,829,350
9.125% 1/15/15 pay-in-kind (e)(f)	3,357,000	3,403,327
12% 4/1/14 (e)	1,430,000	1,673,100
Equinix, Inc. 8.125% 3/1/18	2,745,000	2,868,525
Frontier Communications Corp.:
7.875% 4/15/15	1,760,000	1,922,800
8.125% 10/1/18	5,125,000	5,586,250
8.25% 4/15/17	2,585,000	2,862,888
8.5% 4/15/20	880,000	963,600
Global Crossing Ltd.:
9% 11/15/19 (e)	2,440,000	2,421,700
12% 9/15/15	915,000	1,031,663
Intelsat Bermuda Ltd.:
11.25% 2/4/17	1,505,000	1,636,688
12% 2/4/17 pay-in-kind (f)	10,789,687	11,608,280
Intelsat Jackson Holdings Ltd.:
9.5% 6/15/16	5,125,000	5,406,875
11.5% 6/15/16	1,883,000	2,028,933
Intelsat Jackson Holdings SA 7.25% 10/15/20 (e)	4,295,000	4,337,950
Intelsat Ltd.:
6.5% 11/1/13	7,705,000	7,916,888
11.25% 6/15/16	680,000	731,000
Intelsat Subsidiary Holding Co. Ltd.:
8.875% 1/15/15 (e)	585,000	598,163
8.875% 1/15/15	6,240,000	6,411,600
MetroPCS Wireless, Inc.:
6.625% 11/15/20	2,435,000	2,325,425
7.875% 9/1/18	3,585,000	3,714,777
Nextel Communications, Inc.:
5.95% 3/15/14	4,895,000	4,809,338
6.875% 10/31/13	3,945,000	3,954,863
7.375% 8/1/15	6,745,000	6,753,431
NII Capital Corp.:
8.875% 12/15/19	2,365,000	2,542,375
10% 8/15/16	2,495,000	2,763,213
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Telecommunications - continued
Qwest Communications International, Inc.:
Series B 7.5% 2/15/14	$ 900,000	$ 911,250
7.125% 4/1/18 (e)	2,465,000	2,545,113
8% 10/1/15	2,080,000	2,236,000
Sprint Nextel Corp. 6% 12/1/16	6,355,000	6,140,519
U.S. West Communications 7.5% 6/15/23	9,460,000	9,412,700
Wind Acquisition Finance SA:
7.25% 2/15/18 (e)	1,535,000	1,546,513
11.75% 7/15/17 (e)	4,510,000	5,039,925
Wind Acquisition Holdings Finance SA 12.25% 7/15/17 pay-in-kind (e)(f)	5,169,786	5,646,196
		139,978,131
Textiles & Apparel - 0.1%
Hanesbrands, Inc. 6.375% 12/15/20 (e)	1,185,000	1,122,788
TOTAL NONCONVERTIBLE BONDS		1,053,929,572
TOTAL CORPORATE BONDS (Cost $993,438,204)		1,058,869,796
Commercial Mortgage Securities - 0.0%

LB Multi-family Mortgage Trust Series 1991-4 Class A1, 0.936% 4/25/21 (e)(f) (Cost $26,331)	59,267	39,590
Common Stocks - 0.0%
	Shares
Textiles & Apparel - 0.0%
Arena Brands Holding Corp. Class B (a)(g) (Cost $1,974,627)	48,889	363,245
Preferred Stocks - 0.8%

Convertible Preferred Stocks - 0.5%
Automotive - 0.3%
General Motors Co. 4.75%	82,000	4,437,020
Electric Utilities - 0.2%
AES Trust III 6.75%	51,000	2,494,920
TOTAL CONVERTIBLE PREFERRED STOCKS		6,931,940

	Shares	Value
Nonconvertible Preferred Stocks - 0.3%
Banks & Thrifts - 0.3%
GMAC LLC 7.00% (e)	3,795	$ 3,548,325
TOTAL PREFERRED STOCKS (Cost $9,901,116)		10,480,265
Floating Rate Loans - 5.3%
	Principal Amount
Aerospace - 0.0%
TransDigm Group, Inc. Tranche B, term loan 5% 12/6/16 (f)	$ 410,000	413,075
Air Transportation - 0.6%
Delta Air Lines, Inc. Tranche 2LN, term loan 3.5391% 4/30/14 (f)	2,952,460	2,871,267
US Airways Group, Inc. term loan 2.7884% 3/23/14 (f)	4,295,000	3,854,763
		6,726,030
Automotive - 0.5%
Federal-Mogul Corp.:
Tranche B, term loan 2.2059% 12/27/14 (f)	3,645,905	3,408,921
Tranche C, term loan 2.1987% 12/27/15 (f)	2,453,397	2,281,660
		5,690,581
Broadcasting - 0.5%
Clear Channel Capital I LLC Tranche B, term loan 3.9106% 1/29/16 (f)	2,145,000	1,860,788
Univision Communications, Inc. term loan 4.5106% 3/31/17 (f)	5,117,002	4,809,982
		6,670,770
Capital Goods - 0.4%
Dresser, Inc. Tranche 2LN, term loan 6.0344% 5/4/15 pay-in-kind (f)	4,950,000	4,937,625
Containers - 0.3%
Anchor Glass Container Corp.:
Tranche 1LN, term loan 6% 3/2/16 (f)	1,833,144	1,843,456
Tranche 2LN, term loan 10% 9/2/16 (f)	2,070,000	2,064,825
		3,908,281
Diversified Financial Services - 0.3%
AWAS Aviation Acquisitions Ltd. term loan 7.75% 6/10/16 (f)	4,111,100	4,229,294
Electric Utilities - 0.9%
Ashmore Energy International:
Revolving Credit-Linked Deposit 3.3028% 3/30/12 (f)	1,046,925	1,033,839
term loan 3.3028% 3/30/14 (f)	9,988,662	9,863,804
		10,897,643
Floating Rate Loans - continued
	Principal Amount	Value
Leisure - 0.5%
Blackstone UTP Capital LLC term loan 7.75% 11/2/14	$ 3,945,150	$ 4,024,053
Six Flags, Inc. Tranche B, term loan 7.25% 6/30/16 (f)	1,665,000	1,683,731
		5,707,784
Publishing/Printing - 0.2%
Newsday LLC term loan 10.5% 8/1/13	925,000	989,750
Visant Corp. Tranche B, term loan 7% 12/22/16 (f)	1,536,150	1,551,512
		2,541,262
Shipping - 0.1%
Swift Transportation Co., Inc. Tranche B, term loan 6.75% 12/21/16 (f)	865,000	869,325
Technology - 0.2%
Avaya, Inc. term loan 3.0344% 10/24/14 (f)	2,286,211	2,166,185
Telecommunications - 0.8%
Asurion Corp.:
Tranche 2LN, term loan 6.7622% 7/3/15 (f)	5,144,397	4,861,455
Tranche B 2LN, term loan 6.75% 3/31/15 (f)	4,725,000	4,730,906
Intelsat Jackson Holdings Ltd. term loan 3.29% 2/1/14 (f)	830,000	788,500
		10,380,861
TOTAL FLOATING RATE LOANS (Cost $61,872,746)		65,138,716
Money Market Funds - 5.8%
	Shares
Fidelity Cash Central Fund, 0.19% (b) (Cost $70,967,769)	70,967,769	70,967,769
TOTAL INVESTMENT PORTFOLIO - 98.3% (Cost $1,138,180,793)		1,205,859,381
NET OTHER ASSETS (LIABILITIES) - 1.7%		20,314,161
NET ASSETS - 100%		$ 1,226,173,542
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Non-income producing - Security is in default.
(d) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $364,314,363 or 29.7% of net assets.

(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $363,245 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Arena Brands Holding Corp. Class B	6/18/97	$ 1,974,627
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 101,379
Other Information

The following is a summary of the inputs used, as of December 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 4,800,265	$ 4,437,020	$ -	$ 363,245
Financials	3,548,325	-	3,548,325	-
Utilities	2,494,920	-	2,494,920	-
Corporate Bonds	1,058,869,796	-	1,058,869,796	-
Commercial Mortgage Securities	39,590	-	-	39,590
Floating Rate Loans	65,138,716	-	65,138,716	-
Money Market Funds	70,967,769	70,967,769	-	-
Total Investments in Securities:	$ 1,205,859,381	$ 75,404,789	$ 1,130,051,757	$ 402,835
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 431,931
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	6,003
Cost of Purchases	-
Proceeds of Sales	(36,645)
Amortization/Accretion	1,546
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 402,835
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2010	$ 6,003

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	83.5%
Bermuda	6.4%
Canada	3.0%
Liberia	1.6%
Cayman Islands	1.5%
Luxembourg	1.3%
Others (Individually Less Than 1%)	2.7%
100.0%
Income Tax Information

At December 31, 2010, the Fund had a capital loss carryforward of approximately $150,230,408 of which $70,783,139 and $79,447,269 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2010

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $1,067,213,024)	$ 1,134,891,612
Fidelity Central Funds (cost $70,967,769)	70,967,769
Total Investments (cost $1,138,180,793)		$ 1,205,859,381
Cash		304,994
Receivable for investments sold		1,177,233
Receivable for fund shares sold		1,276,437
Interest receivable		19,736,755
Distributions receivable from Fidelity Central Funds		6,896
Prepaid expenses		3,664
Other receivables		13,074
Total assets		1,228,378,434

Liabilities
Payable for fund shares redeemed	$ 1,410,718
Accrued management fee	561,317
Distribution and service plan fees payable	52,081
Other affiliated payables	106,497
Other payables and accrued expenses	74,279
Total liabilities		2,204,892

Net Assets		$ 1,226,173,542
Net Assets consist of:
Paid in capital		$ 1,300,989,788
Undistributed net investment income		7,949,486
Accumulated undistributed net realized gain (loss) on investments		(150,433,458)
Net unrealized appreciation (depreciation) on investments		67,667,726
Net Assets		$ 1,226,173,542

Statement of Assets and Liabilities - continued

December 31, 2010

Initial Class: Net Asset Value, offering price and redemption price per share ($594,687,943 ÷ 106,739,194 shares)	$ 5.57

Service Class: Net Asset Value, offering price and redemption price per share ($98,987,511 ÷ 17,857,975 shares)	$ 5.54

Service Class 2: Net Asset Value, offering price and redemption price per share ($182,465,372 ÷ 33,495,054 shares)	$ 5.45

Initial Class R: Net Asset Value, offering price and redemption price per share ($34,946,042 ÷ 6,293,382 shares)	$ 5.55

Service Class R: Net Asset Value, offering price and redemption price per share ($68,805,814 ÷ 12,461,979 shares)	$ 5.52

Service Class 2R: Net Asset Value, offering price and redemption price per share ($1,542,536 ÷ 283,274 shares)	$ 5.45

Investor Class: Net Asset Value, offering price and redemption price per share ($244,738,324 ÷ 44,056,811 shares)	$ 5.56

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2010

Investment Income
Dividends		$ 281,237
Interest		97,344,273
Income from Fidelity Central Funds		101,379
Total income		97,726,889

Expenses
Management fee	$ 6,493,662
Transfer agent fees	948,535
Distribution and service plan fees	571,541
Accounting fees and expenses	402,167
Custodian fees and expenses	22,688
Independent trustees' compensation	6,823
Audit	73,446
Legal	47,563
Interest	902
Miscellaneous	18,773
Total expenses before reductions	8,586,100
Expense reductions	(84,674)	8,501,426
Net investment income		89,225,463
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		35,026,882
Change in net unrealized appreciation (depreciation) on investment securities		22,817,242
Net gain (loss)		57,844,124
Net increase (decrease) in net assets resulting from operations		$ 147,069,587

Statement of Changes in Net Assets

	Year ended December 31, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 89,225,463	$ 88,146,519
Net realized gain (loss)	35,026,882	(80,957,504)
Change in net unrealized appreciation (depreciation)	22,817,242	340,753,509
Net increase (decrease) in net assets resulting from operations	147,069,587	347,942,524
Distributions to shareholders from net investment income	(88,733,895)	(82,969,090)
Share transactions - net increase (decrease)	7,262,606	122,868,111
Redemption fees	110,732	89,023
Total increase (decrease) in net assets	65,709,030	387,930,568

Net Assets
Beginning of period	1,160,464,512	772,533,944
End of period (including undistributed net investment income of $7,949,486 and undistributed net investment income of $8,082,942, respectively)	$ 1,226,173,542	$ 1,160,464,512

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 5.29	$ 3.96	$ 5.98	$ 6.35	$ 6.17
Income from Investment Operations
Net investment income C	.439	.438	.475	.485	.476
Net realized and unrealized gain (loss)	.288	1.298	(1.990)	(.311)	.216
Total from investment operations	.727	1.736	(1.515)	.174	.692
Distributions from net investment income	(.448)	(.406)	(.506)	(.545)	(.512)
Redemption fees added to paid in capital C	.001	- G	.001	.001	-
Net asset value, end of period	$ 5.57	$ 5.29	$ 3.96	$ 5.98	$ 6.35
Total Return A,B	13.82%	43.96%	(24.98)%	2.79%	11.24%
Ratios to Average Net Assets D,F
Expenses before reductions	.69%	.70%	.71%	.68%	.71%
Expenses net of fee waivers, if any	.69%	.70%	.71%	.68%	.71%
Expenses net of all reductions	.69%	.70%	.70%	.68%	.71%
Net investment income	7.84%	9.02%	8.48%	7.47%	7.40%
Supplemental Data
Net assets, end of period (000 omitted)	$ 594,688	$ 608,802	$ 451,824	$ 726,409	$ 922,565
Portfolio turnover rate E	81%	70%	58%	70%	65%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

Financial Highlights - Service Class

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 5.26	$ 3.95	$ 5.95	$ 6.32	$ 6.14
Income from Investment Operations
Net investment income C	.431	.429	.469	.477	.467
Net realized and unrealized gain (loss)	.290	1.281	(1.971)	(.312)	.218
Total from investment operations	.721	1.710	(1.502)	.165	.685
Distributions from net investment income	(.442)	(.400)	(.499)	(.536)	(.505)
Redemption fees added to paid in capital C	.001	- G	.001	.001	-
Net asset value, end of period	$ 5.54	$ 5.26	$ 3.95	$ 5.95	$ 6.32
Total Return A,B	13.79%	43.41%	(24.87)%	2.66%	11.18%
Ratios to Average Net Assets D,F
Expenses before reductions	.79%	.80%	.80%	.78%	.81%
Expenses net of fee waivers, if any	.78%	.80%	.80%	.78%	.81%
Expenses net of all reductions	.78%	.80%	.80%	.78%	.81%
Net investment income	7.74%	8.92%	8.39%	7.37%	7.30%
Supplemental Data
Net assets, end of period (000 omitted)	$ 98,988	$ 103,511	$ 95,461	$ 180,837	$ 277,546
Portfolio turnover rate E	81%	70%	58%	70%	65%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 5.18	$ 3.89	$ 5.88	$ 6.25	$ 6.08
Income from Investment Operations
Net investment income C	.417	.422	.450	.461	.453
Net realized and unrealized gain (loss)	.287	1.264	(1.949)	(.305)	.216
Total from investment operations	.704	1.686	(1.499)	.156	.669
Distributions from net investment income	(.435)	(.396)	(.492)	(.527)	(.499)
Redemption fees added to paid in capital C	.001	- G	.001	.001	-
Net asset value, end of period	$ 5.45	$ 5.18	$ 3.89	$ 5.88	$ 6.25
Total Return A,B	13.67%	43.46%	(25.14)%	2.54%	11.02%
Ratios to Average Net Assets D,F
Expenses before reductions	.94%	.95%	.96%	.93%	.97%
Expenses net of fee waivers, if any	.94%	.95%	.96%	.93%	.97%
Expenses net of all reductions	.94%	.95%	.96%	.93%	.97%
Net investment income	7.59%	8.77%	8.23%	7.22%	7.14%
Supplemental Data
Net assets, end of period (000 omitted)	$ 182,465	$ 181,377	$ 87,077	$ 97,266	$ 110,503
Portfolio turnover rate E	81%	70%	58%	70%	65%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

Financial Highlights - Initial Class R

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 5.27	$ 3.95	$ 5.96	$ 6.34	$ 6.16
Income from Investment Operations
Net investment income C	.439	.440	.471	.479	.475
Net realized and unrealized gain (loss)	.288	1.286	(1.975)	(.313)	.218
Total from investment operations	.727	1.726	(1.504)	.166	.693
Distributions from net investment income	(.448)	(.406)	(.507)	(.547)	(.513)
Redemption fees added to paid in capital C	.001	- G	.001	.001	-
Net asset value, end of period	$ 5.55	$ 5.27	$ 3.95	$ 5.96	$ 6.34
Total Return A,B	13.88%	43.82%	(24.88)%	2.65%	11.27%
Ratios to Average Net Assets D,F
Expenses before reductions	.69%	.70%	.70%	.68%	.71%
Expenses net of fee waivers, if any	.68%	.70%	.70%	.68%	.71%
Expenses net of all reductions	.68%	.69%	.70%	.67%	.71%
Net investment income	7.84%	9.02%	8.49%	7.47%	7.39%
Supplemental Data
Net assets, end of period (000 omitted)	$ 34,946	$ 34,080	$ 19,801	$ 19,401	$ 93
Portfolio turnover rate E	81%	70%	58%	70%	65%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class R

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 5.25	$ 3.94	$ 5.93	$ 6.32	$ 6.14
Income from Investment Operations
Net investment income C	.433	.431	.467	.471	.467
Net realized and unrealized gain (loss)	.280	1.280	(1.959)	(.318)	.219
Total from investment operations	.713	1.711	(1.492)	.153	.686
Distributions from net investment income	(.444)	(.401)	(.499)	(.544)	(.506)
Redemption fees added to paid in capital C	.001	- G	.001	.001	-
Net asset value, end of period	$ 5.52	$ 5.25	$ 3.94	$ 5.93	$ 6.32
Total Return A,B	13.66%	43.56%	(24.79)%	2.45%	11.19%
Ratios to Average Net Assets D,F
Expenses before reductions	.79%	.80%	.80%	.78%	.81%
Expenses net of fee waivers, if any	.78%	.80%	.80%	.78%	.81%
Expenses net of all reductions	.78%	.80%	.80%	.77%	.81%
Net investment income	7.74%	8.92%	8.39%	7.37%	7.30%
Supplemental Data
Net assets, end of period (000 omitted)	$ 68,806	$ 47,873	$ 26,572	$ 33,129	$ 92
Portfolio turnover rate E	81%	70%	58%	70%	65%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

Financial Highlights - Service Class 2R

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 5.17	$ 3.89	$ 5.87	$ 6.25	$ 6.08
Income from Investment Operations
Net investment income C	.415	.416	.451	.453	.453
Net realized and unrealized gain (loss)	.293	1.257	(1.940)	(.294)	.214
Total from investment operations	.708	1.673	(1.489)	.159	.667
Distributions from net investment income	(.429)	(.393)	(.492)	(.540)	(.497)
Redemption fees added to paid in capital C	.001	- G	.001	.001	-
Net asset value, end of period	$ 5.45	$ 5.17	$ 3.89	$ 5.87	$ 6.25
Total Return A,B	13.79%	43.13%	(24.99)%	2.59%	10.99%
Ratios to Average Net Assets D,F
Expenses before reductions	.94%	.95%	.95%	.93%	.96%
Expenses net of fee waivers, if any	.93%	.95%	.95%	.93%	.96%
Expenses net of all reductions	.93%	.94%	.95%	.92%	.96%
Net investment income	7.59%	8.77%	8.24%	7.23%	7.14%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,543	$ 2,016	$ 1,487	$ 2,347	$ 92
Portfolio turnover rate E	81%	70%	58%	70%	65%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 5.27	$ 3.96	$ 5.96	$ 6.34	$ 6.16
Income from Investment Operations
Net investment income C	.437	.441	.473	.477	.471
Net realized and unrealized gain (loss)	.298	1.274	(1.971)	(.317)	.220
Total from investment operations	.735	1.715	(1.498)	.160	.691
Distributions from net investment income	(.446)	(.405)	(.503)	(.541)	(.511)
Redemption fees added to paid in capital C	.001	- G	.001	.001	-
Net asset value, end of period	$ 5.56	$ 5.27	$ 3.96	$ 5.96	$ 6.34
Total Return A,B	14.04%	43.43%	(24.76)%	2.56%	11.24%
Ratios to Average Net Assets D,F
Expenses before reductions	.73%	.73%	.74%	.75%	.80%
Expenses net of fee waivers, if any	.72%	.73%	.74%	.75%	.80%
Expenses net of all reductions	.72%	.73%	.74%	.75%	.79%
Net investment income	7.81%	8.99%	8.45%	7.40%	7.31%
Supplemental Data
Net assets, end of period (000 omitted)	$ 244,738	$ 182,806	$ 90,312	$ 105,920	$ 78,122
Portfolio turnover rate E	81%	70%	58%	70%	65%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2010

1. Organization.

VIP High Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Initial Class R shares, Service Class R shares, Service Class 2R shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2010 for the Fund's investments, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds and floating rate loans, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. For commercial mortgage securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of December 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, deferred trustees compensation, capital loss carryforwards, expiring capital loss carryforwards, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 83,280,203
Gross unrealized depreciation	(8,096,446)
Net unrealized appreciation (depreciation)	$ 75,183,757

Tax Cost	$ 1,130,675,624

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 241,584
Capital loss carryforward	$ (150,230,408)
Net unrealized appreciation (depreciation)	$ 75,183,757

The tax character of distributions paid was as follows:

	December 31, 2010	December 31, 2009
Ordinary Income	$ 88,733,895	$ 82,969,090

Trading (Redemption) Fees. Initial Class R shares, Service Class R shares and Service Class 2 R shares held by investors less than 60 days are subject to a redemption fee equal to 1% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $878,979,943 and $924,990,768, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' and Service Class R's average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 100,128
Service Class 2	412,749
Service Class R	53,786
Service Class 2R	4,878
$ 571,541

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .10% of average net assets. In addition, FIIOC receives an asset-based fee of .01% of average net assets for typesetting, printing and mailing of shareholder reports, expect proxy statements. FIIOC has agreed to voluntarily waive this fee until December 31, 2010. (See Note 8: Expense Reductions.) For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 464,042
Service Class	75,289
Service Class 2	126,876
Initial Class R	23,812
Service Class R	39,434
Service Class 2R	1,430
Investor Class	217,652
$ 948,535

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 25,458,333.43%		$ 902

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,452 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Expense Reductions.

FMR or its affiliates agreed to waive certain fees during the period as noted in the table below.

Initial Class	$ 43,071
Service Class	7,261
Service Class 2	11,949
Initial Class R	2,355
Service Class R	3,902
Service Class 2R	142
Investor Class	14,464
Total	$ 83,144

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $93 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,437.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2010	2009
From net investment income
Initial Class	$ 44,467,220	$ 43,747,787
Service Class	7,392,045	7,425,935
Service Class 2	13,449,909	12,835,833
Initial Class R	2,630,051	2,441,349
Service Class R	5,103,828	3,419,501
Service Class 2R	113,793	146,215
Investor Class	15,577,049	12,952,470
Total	$ 88,733,895	$ 82,969,090

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2010	2009	2010	2009
Initial Class
Shares sold	13,981,776	20,216,701	$ 78,466,113	$ 94,993,807
Reinvestment of distributions	8,041,089	8,357,240	44,467,220	43,747,787
Shares redeemed	(30,400,651)	(27,414,117)	(169,255,225)	(129,625,734)
Net increase (decrease)	(8,377,786)	1,159,824	$ (46,321,892)	$ 9,115,860
Service Class
Shares sold	1,837,003	2,777,781	$ 10,346,870	$ 12,897,331
Reinvestment of distributions	1,344,008	1,427,657	7,392,045	7,425,935
Shares redeemed	(4,989,128)	(8,725,159)	(27,651,179)	(41,193,317)
Net increase (decrease)	(1,808,117)	(4,519,721)	$ (9,912,264)	$ (20,870,051)
Service Class 2
Shares sold	26,131,374	24,366,893	$ 143,180,880	$ 112,451,939
Reinvestment of distributions	2,486,120	2,502,443	13,449,909	12,835,833
Shares redeemed	(30,129,445)	(14,230,958)	(161,771,346)	(64,857,511)
Net increase (decrease)	(1,511,951)	12,638,378	$ (5,140,557)	$ 60,430,261
Initial Class R
Shares sold	2,670,258	4,004,167	$ 14,859,524	$ 17,798,935
Reinvestment of distributions	477,323	468,040	2,630,051	2,441,349
Shares redeemed	(3,318,610)	(3,016,877)	(18,109,555)	(13,725,409)
Net increase (decrease)	(171,029)	1,455,330	$ (619,980)	$ 6,514,875
Service Class R
Shares sold	8,426,767	7,453,151	$ 46,508,327	$ 33,119,246
Reinvestment of distributions	931,355	659,445	5,103,828	3,419,501
Shares redeemed	(6,021,801)	(5,739,021)	(32,701,379)	(26,100,257)
Net increase (decrease)	3,336,321	2,373,575	$ 18,910,776	$ 10,438,490
Service Class 2R
Shares sold	86,744	190,944	$ 465,296	$ 835,730
Reinvestment of distributions	21,073	28,591	113,793	146,215
Shares redeemed	(214,247)	(212,466)	(1,182,315)	(995,434)
Net increase (decrease)	(106,430)	7,069	$ (603,226)	$ (13,489)
Investor Class
Shares sold	30,365,867	20,189,376	$ 168,056,935	$ 92,880,106
Reinvestment of distributions	2,827,051	2,482,010	15,577,049	12,952,470
Shares redeemed	(23,797,435)	(10,842,692)	(132,684,235)	(48,580,411)
Net increase (decrease)	9,395,483	11,828,694	$ 50,949,749	$ 57,252,165

Annual Report

Notes to Financial Statements - continued

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 32% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 25% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP High Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP High Income Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP High Income Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 22, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 408 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (46)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP High Income Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP High Income Portfolio

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Initial Class of the fund was in the third quartile for the one- and three-year periods and the second quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's more recent disappointing performance relative to its peer group and benchmark. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 24% means that 76% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP High Income Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Initial Class, Initial Class R, Investor Class, Service Class, and Service Class R ranked below its competitive median for 2009 and the total expenses of each of Service Class 2 and Service Class 2 R ranked above its competitive median for 2009. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

VIPHI-ANN-0211
1.540029.113

Fidelity® Variable Insurance Products:
High Income Portfolio - Class R

Annual Report

December 31, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

The general research services agreement with Fidelity Research & Analysis Company has been terminated and is no longer in effect for the fund.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2010	Past 1 year	Past 5 years	Past 10 years
VIP High Income Portfolio - Initial Class R A	13.88%	7.04%	6.26%
VIP High Income Portfolio - Service Class R B	13.66%	6.93%	6.17%
VIP High Income Portfolio - Service Class 2R C	13.79%	6.82%	6.03%

A The initial offering of Initial Class R shares took place on April 14, 2004. Returns prior to April 14, 2004 are those of Initial Class.

B The initial offering of Service Class R shares took place on April 14, 2004. Returns prior to April 14, 2004 are those of Service Class.

C The initial offering of Service Class 2R shares took place on April 14, 2004. Returns prior to April 14, 2004 are those of Service Class 2.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP High Income Portfolio - Initial Class R on December 31, 2000. The chart shows how the value of your investment would have changed, and also shows how The BofA Merrill LynchSM US High Yield Constrained Index performed over the same period. The initial offering of Initial Class R took place on April 14, 2004. See above for additional information regarding the performance of Initial Class R.

Annual Report

Management's Discussion of Fund Performance

Market Recap: While market improvements around the world hit a speed bump in the first half of the 12-month period ending December 31, 2010, world economies re-accelerated in August, supported by a broadening recovery and low inflation in the U.S. Domestic stock markets recorded solid gains for the year, lifted by a strong second-half rally fueled by economic optimism, encouraging earnings reports and a wave of corporate mergers. The large-cap S&P 500® Index rose 15.06%, the blue-chip-laden Dow Jones Industrial AverageSM added 14.06% and the technology-heavy Nasdaq Composite® Index climbed 18.02%. Meanwhile, international stocks, as represented by the MSCI® ACWI® (All Country World Index) ex USA Index, gained 11.29%, boosted in part by a depreciating U.S. dollar. In the fixed-income arena, U.S. taxable investment-grade bonds generated positive results during 2010, as the Barclays Capital® U.S. Aggregate Bond Index gained 6.54%. With ultra-low interest rates bolstering nearly all fixed-income securities for most of the year, sectors in the index with higher yields and more credit risk generally fared best, while most high-quality bonds generated more-moderate returns. Meanwhile, high-yield bonds, as represented by The BofA Merrill LynchSM US High Yield Constrained Index, returned 15.07%, a result of improved economic data and strengthening investor demand. Overseas, foreign bond markets showed mixed results, with a sizable disparity between the 3.97% return of the Citigroup® Non-U.S. Group of 7 Index - which measures the performance of sovereign debt of the major global economies outside the U.S. - and the 12.04% advance of the JPMorgan Emerging Markets Bond Index Global (EMBI Global), which benefited from the rising overall credit quality of emerging-markets debt issuers.

Comments from Matthew Conti, Portfolio Manager of VIP High Income Portfolio: For the year ending December 31, 2010, the fund's share classes underperformed The BofA Merrill LynchSM US High Yield Constrained Index, which returned 15.07%. (For specific portfolio results, please refer to the performance section of this report.) The fund's relative performance was hurt by its focus on the core, middle-quality tier of the high-yield market, which underperformed the more-speculative, lower-rated credits that significantly outpaced the broader market. At the industry level, the fund's result was held back by underweighting insurance and unfavorable security selection in energy. The fund's modest cash position also was a negative amid a strong market. Individual detractors included untimely ownership of and an underweighting in insurance giant American International Group (AIG), an investment in energy exploration and production company ATP Oil & Gas - not held at period end - not owning real estate financing firm iStar Financial, underweighting casino operator Harrah's and a stake in supermarket chain The Great Atlantic & Pacific Tea Company. Conversely, the fund benefited from strong security selection in utilities - although this benefit was slightly offset by overweighting the group - and by favorable positioning within air transportation. On an issuer basis, contributions came from Texas utility TXU Energy, casino operator Snoqualmie Entertainment Authority, Freescale Semiconductor and Continental Airlines. Some of the securities I've mentioned were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 to December 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period* July 1, 2010 to December 31, 2010
Initial Class	.67%
Actual		$ 1,000.00	$ 1,100.80	$ 3.55
HypotheticalA		$ 1,000.00	$ 1,021.83	$ 3.41
Service Class	.77%
Actual		$ 1,000.00	$ 1,100.20	$ 4.08
HypotheticalA		$ 1,000.00	$ 1,021.32	$ 3.92
Service Class 2.92%
Actual		$ 1,000.00	$ 1,100.60	$ 4.87
HypotheticalA		$ 1,000.00	$ 1,020.57	$ 4.69
Initial Class R	.67%
Actual		$ 1,000.00	$ 1,101.10	$ 3.55
HypotheticalA		$ 1,000.00	$ 1,021.83	$ 3.41
Service Class R	.77%
Actual		$ 1,000.00	$ 1,101.00	$ 4.08
HypotheticalA		$ 1,000.00	$ 1,021.32	$ 3.92
Service Class 2R	.92%
Actual		$ 1,000.00	$ 1,099.60	$ 4.87
HypotheticalA		$ 1,000.00	$ 1,020.57	$ 4.69
Investor Class	.71%
Actual		$ 1,000.00	$ 1,102.80	$ 3.76
HypotheticalA		$ 1,000.00	$ 1,021.63	$ 3.62

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of December 31, 2010
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
International Lease Finance Corp.	2.3	1.4
HCA, Inc.	2.2	2.5
CIT Group, Inc.	1.9	1.3
Ford Motor Credit Co. LLC	1.8	1.4
Nielsen Finance LLC/Nielsen Finance Co.	1.7	2.0
	9.9
Top Five Market Sectors as of December 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Telecommunications	12.2	15.0
Electric Utilities	6.6	6.2
Energy	6.5	7.8
Diversified Financial Services	6.2	6.5
Technology	6.1	5.4
Quality Diversification (% of fund's net assets)
As of December 31, 2010	As of June 30, 2010
BBB 3.2%	BBB 2.2%
BB 26.6%	BB 28.5%
B 48.4%	B 46.7%
CCC,CC,C 11.9%	CCC,CC,C 14.8%
Not Rated 1.6%	Not Rated 2.7%
Equities 0.8%	Equities 0.5%
Short-Term Investments and Net Other Assets 7.5%	Short-Term Investments and Net Other Assets 4.6%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the report date and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)
As of December 31, 2010 *		As of June 30, 2010 **
	Nonconvertible Bonds 86.0%		Nonconvertible Bonds 88.4%
	Convertible Bonds, Preferred Stocks 1.2%		Convertible Bonds, Preferred Stocks 0.9%
	Common Stocks 0.0%		Common Stocks 0.1%
	Floating Rate Loans 5.3%		Floating Rate Loans 6.0%
	Short-Term Investments and Net Other Assets 7.5%		Short-Term Investments and Net Other Assets 4.6%
* Foreign investments	16.5%	** Foreign investments	17.2%

Annual Report

Investments December 31, 2010

Showing Percentage of Net Assets

Corporate Bonds - 86.4%
	Principal Amount	Value
Convertible Bonds - 0.4%
Metals/Mining - 0.2%
Massey Energy Co. 3.25% 8/1/15	$ 2,230,000	$ 2,180,940
Technology - 0.2%
Lucent Technologies, Inc. 2.875% 6/15/25	2,902,600	2,759,284
TOTAL CONVERTIBLE BONDS		4,940,224
Nonconvertible Bonds - 86.0%
Aerospace - 1.1%
Alliant Techsystems, Inc. 6.875% 9/15/20	2,075,000	2,132,063
BE Aerospace, Inc.:
6.875% 10/1/20	1,375,000	1,416,250
8.5% 7/1/18	3,730,000	4,084,350
Esterline Technologies Corp. 7% 8/1/20 (e)	2,015,000	2,075,450
TransDigm, Inc. 7.75% 12/15/18 (e)	3,580,000	3,705,300
		13,413,413
Air Transportation - 2.8%
Air Canada 9.25% 8/1/15 (e)	5,145,000	5,402,250
American Airlines, Inc. 10.5% 10/15/12	1,990,000	2,179,050
American Airlines, Inc. pass-thru trust certificates:
8.608% 10/1/12	535,000	537,675
10.375% 7/2/19	1,864,012	2,199,534
AMR Corp. 9% 8/1/12	1,980,000	1,999,800
Continental Airlines, Inc.:
pass-thru trust certificates 9.798% 4/1/21	3,640,625	3,695,235
6.75% 9/15/15 (e)	4,090,000	4,197,158
Continental Airlines, Inc. 9.25% 5/10/17	1,021,101	1,084,919
Delta Air Lines, Inc. pass-thru trust certificates:
8.021% 8/10/22	2,129,172	2,214,339
8.954% 8/10/14	1,809,098	1,890,508
Northwest Airlines, Inc. pass-thru trust certificates 8.028% 11/1/17	831,198	822,886
United Air Lines, Inc.:
9.875% 8/1/13 (e)	795,000	856,613
12% 11/1/13 (e)	1,005,000	1,108,013
United Air Lines, Inc. pass-thru trust certificates:
Class B, 7.336% 7/2/19	2,765,445	2,682,482
9.75% 1/15/17	2,326,969	2,681,832
12% 1/15/16 (e)	848,353	965,002
		34,517,296

	Principal Amount	Value
Automotive - 3.2%
Accuride Corp. 9.5% 8/1/18 (e)	$ 2,710,000	$ 2,940,350
American Axle & Manufacturing, Inc. 7.875% 3/1/17	2,470,000	2,544,100
ArvinMeritor, Inc.:
8.125% 9/15/15	3,250,000	3,400,313
10.625% 3/15/18	710,000	796,975
Ford Motor Credit Co. LLC:
5.625% 9/15/15	3,510,000	3,632,850
6.625% 8/15/17	3,200,000	3,352,000
7% 4/15/15	2,250,000	2,413,125
8% 6/1/14	1,840,000	1,996,400
8% 12/15/16	4,870,000	5,442,025
12% 5/15/15	3,495,000	4,351,275
Navistar International Corp. 8.25% 11/1/21	4,720,000	5,097,600
Tenneco, Inc.:
6.875% 12/15/20 (e)	1,930,000	1,949,300
7.75% 8/15/18 (e)	1,685,000	1,781,888
		39,698,201
Banks & Thrifts - 5.0%
Ally Financial, Inc.:
6.25% 12/1/17 (e)	3,650,000	3,631,750
7.5% 9/15/20 (e)	3,190,000	3,349,500
8% 3/15/20	7,970,000	8,567,750
Bank of America Corp.:
8% (f)	995,000	995,000
8.125% (f)	1,320,000	1,326,600
CIT Group, Inc.:
7% 5/1/13	372,017	378,992
7% 5/1/14	4,583,026	4,617,399
7% 5/1/15	5,468,026	5,481,696
7% 5/1/16	6,410,044	6,410,044
7% 5/1/17	7,557,062	7,547,616
Fifth Third Capital Trust IV 6.5% 4/15/67 (f)	2,850,000	2,707,500
General Motors Acceptance Corp. 6.875% 8/28/12	4,155,000	4,347,377
GMAC LLC:
6.75% 12/1/14	4,400,000	4,598,000
8% 12/31/18	2,415,000	2,547,825
8% 11/1/31	2,275,000	2,422,875
Zions Bancorp. 7.75% 9/23/14	3,225,000	3,362,095
		62,292,019
Broadcasting - 1.9%
Allbritton Communications Co. 8% 5/15/18	2,205,000	2,227,050
Belo Corp. 8% 11/15/16	2,190,000	2,370,675
Citadel Broadcasting Corp. 7.75% 12/15/18 (e)	2,920,000	3,000,300
Clear Channel Communications, Inc.:
5.5% 9/15/14	2,775,000	2,303,250
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Broadcasting - continued
Clear Channel Communications, Inc.: - continued
11% 8/1/16 pay-in-kind (f)	$ 1,758,662	$ 1,530,036
Nexstar Broadcasting, Inc./Mission, Inc. 8.875% 4/15/17 (e)	2,390,000	2,533,400
Umbrella Acquisition, Inc. 10.5% 3/15/15 pay-in-kind (e)(f)	4,401,126	4,614,581
Univision Communications, Inc.:
7.875% 11/1/20 (e)	1,180,000	1,239,000
8.5% 5/15/21 (e)	3,630,000	3,693,525
		23,511,817
Building Materials - 0.2%
Building Materials Corp. of America 6.875% 8/15/18 (e)	3,080,000	3,049,200
Cable TV - 2.9%
Bresnan Broadband Holdings LLC 8% 12/15/18 (e)	705,000	724,388
Cablevision Systems Corp.:
7.75% 4/15/18	1,635,000	1,712,663
8.625% 9/15/17	4,525,000	4,909,625
CCO Holdings LLC/CCO Holdings Capital Corp.:
7.25% 10/30/17	3,770,000	3,817,125
7.875% 4/30/18	985,000	1,017,013
Cequel Communications Holdings I LLC/Cequel Capital Corp. 8.625% 11/15/17 (e)	7,435,000	7,843,925
CSC Holdings LLC:
8.5% 6/15/15	1,655,000	1,795,675
8.625% 2/15/19	1,940,000	2,192,200
Insight Communications, Inc. 9.375% 7/15/18 (e)	4,355,000	4,659,850
Kabel Deutschland GmbH 10.625% 7/1/14	1,300,000	1,371,500
UPC Germany GmbH 8.125% 12/1/17 (e)	2,880,000	3,038,400
Videotron Ltd. 9.125% 4/15/18	2,010,000	2,251,200
		35,333,564
Capital Goods - 0.9%
Amsted Industries, Inc. 8.125% 3/15/18 (e)	3,960,000	4,158,000
Briggs & Stratton Corp. 6.875% 12/15/20	735,000	747,863
RBS Global, Inc./Rexnord Corp. 8.5% 5/1/18	1,470,000	1,543,500
SPX Corp. 6.875% 9/1/17 (e)	3,935,000	4,180,938
		10,630,301
Chemicals - 2.7%
Celanese US Holdings LLC 6.625% 10/15/18 (e)	1,460,000	1,514,750

	Principal Amount	Value
Huntsman International LLC:
5.5% 6/30/16	$ 3,245,000	$ 3,147,650
8.625% 3/15/20	715,000	777,563
8.625% 3/15/21 (e)	3,275,000	3,520,625
LBI Escrow Corp. 8% 11/1/17 (e)	2,625,000	2,900,625
Lyondell Chemical Co. 11% 5/1/18	7,280,000	8,244,600
Nalco Co. 6.625% 1/15/19 (e)	1,965,000	2,019,038
NOVA Chemicals Corp.:
3.5678% 11/15/13 (f)	5,325,000	5,231,813
8.375% 11/1/16	1,990,000	2,119,350
8.625% 11/1/19	1,985,000	2,168,613
Rain CII Carbon LLC/CII Carbon Corp. 8% 12/1/18 (e)	1,100,000	1,144,000
		32,788,627
Consumer Products - 0.1%
Jarden Corp. 6.125% 11/15/22	1,035,000	988,425
Containers - 0.7%
Berry Plastics Corp.:
5.0391% 2/15/15 (f)	1,980,000	1,905,750
8.25% 11/15/15	2,715,000	2,830,388
Crown Cork & Seal, Inc. 7.375% 12/15/26	3,648,000	3,620,640
		8,356,778
Diversified Financial Services - 5.9%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
7.75% 1/15/16	4,405,000	4,427,025
7.75% 1/15/16 (e)	2,000,000	2,010,000
8% 1/15/18	4,925,000	4,949,625
8% 1/15/18 (e)	2,000,000	2,010,000
ILFC E-Capital Trust II 6.25% 12/21/65 (e)(f)	1,275,000	969,000
Ineos Finance PLC 9% 5/15/15 (e)	2,505,000	2,661,563
International Lease Finance Corp.:
5.625% 9/20/13	1,530,000	1,537,650
5.65% 6/1/14	1,315,000	1,305,138
6.375% 3/25/13	360,000	369,000
6.5% 9/1/14 (e)	1,995,000	2,089,763
6.625% 11/15/13	1,640,000	1,674,850
6.75% 9/1/16 (e)	1,995,000	2,089,763
8.25% 12/15/20	1,190,000	1,213,800
8.625% 9/15/15 (e)	5,070,000	5,374,200
8.75% 3/15/17 (e)	7,300,000	7,756,250
8.875% 9/1/17	5,995,000	6,414,650
National Money Mart Co. 10.375% 12/15/16	3,010,000	3,265,850
Nuveen Investments, Inc.:
5.5% 9/15/15	2,450,000	2,100,875
10.5% 11/15/15	1,850,000	1,887,000
Offshore Group Investment Ltd. 11.5% 8/1/15 (e)	3,820,000	4,087,400
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Diversified Financial Services - continued
Reliance Intermediate Holdings LP 9.5% 12/15/19 (e)	$ 3,055,000	$ 3,207,750
SLM Corp. 8% 3/25/20	5,650,000	5,706,500
Trans Union LLC/Trans Union Financing Corp. 11.375% 6/15/18 (e)	4,125,000	4,681,875
		71,789,527
Diversified Media - 3.1%
Catalina Marketing Corp. 10.5% 10/1/15 pay-in-kind (e)(f)	3,415,000	3,654,050
Checkout Holding Corp. 0% 11/15/15 (e)	1,065,000	653,591
Clear Channel Worldwide Holdings, Inc.:
Series A, 9.25% 12/15/17	560,000	609,000
Series B, 9.25% 12/15/17	3,780,000	4,139,100
Liberty Media Corp. 8.25% 2/1/30	255,000	247,350
Nielsen Finance LLC/Nielsen Finance Co.:
0% 8/1/16 (d)	9,400,000	9,823,000
7.75% 10/15/18 (e)	5,240,000	5,410,300
11.5% 5/1/16	2,275,000	2,610,563
11.625% 2/1/14	2,390,000	2,742,525
Quebecor Media, Inc.:
7.75% 3/15/16	3,905,000	4,022,150
7.75% 3/15/16	3,585,000	3,692,550
		37,604,179
Electric Utilities - 5.5%
AES Corp.:
7.75% 10/15/15	3,745,000	3,979,063
8% 10/15/17	2,060,000	2,163,000
9.75% 4/15/16	3,010,000	3,363,675
Calpine Construction Finance Co. LP 8% 6/1/16 (e)	5,775,000	6,107,063
Dynegy Holdings, Inc. 7.5% 6/1/15	3,190,000	2,408,450
GenOn Escrow Corp.:
9.5% 10/15/18 (e)	2,075,000	2,064,625
9.875% 10/15/20 (e)	2,005,000	2,005,000
Intergen NV 9% 6/30/17 (e)	4,225,000	4,478,500
Mirant Americas Generation LLC:
8.5% 10/1/21	5,990,000	6,019,950
9.125% 5/1/31	5,640,000	5,555,400
NRG Energy, Inc. 7.375% 2/1/16	3,710,000	3,784,200
NSG Holdings II, LLC 7.75% 12/15/25 (e)	10,695,000	9,946,350
NV Energy, Inc. 6.25% 11/15/20	2,995,000	2,950,075
Otter Tail Corp. 9% 12/15/16	2,460,000	2,681,400

	Principal Amount	Value
Puget Energy, Inc. 6.5% 12/15/20 (e)	$ 2,930,000	$ 2,941,134
RRI Energy, Inc. 7.625% 6/15/14	6,280,000	6,421,300
		66,869,185
Energy - 6.5%
Antero Resources Finance Corp. 9.375% 12/1/17	3,240,000	3,389,688
Calfrac Holdings LP 7.5% 12/1/20 (e)	1,185,000	1,199,813
Continental Resources, Inc. 7.125% 4/1/21 (e)	1,210,000	1,258,400
Crosstex Energy/Crosstex Energy Finance Corp. 8.875% 2/15/18	3,745,000	3,932,250
Drummond Co., Inc. 7.375% 2/15/16	5,510,000	5,675,300
Edgen Murray Corp. 12.25% 1/15/15	3,995,000	3,495,625
Energy Transfer Equity LP 7.5% 10/15/20	2,655,000	2,747,925
Expro Finance Luxembourg SCA 8.5% 12/15/16 (e)	4,205,000	4,026,288
Exterran Holdings, Inc. 7.25% 12/1/18 (e)	2,985,000	2,955,150
Frontier Oil Corp.:
6.875% 11/15/18	1,245,000	1,269,900
8.5% 9/15/16	2,700,000	2,875,500
Inergy LP/Inergy Finance Corp. 7% 10/1/18 (e)	2,290,000	2,307,175
Kinder Morgan Finance Co. LLC 6% 1/15/18 (e)	3,895,000	3,831,706
LINN Energy LLC:
7.75% 2/1/21 (e)	2,390,000	2,449,750
8.625% 4/15/20 (e)	3,055,000	3,291,763
Pan American Energy LLC 7.875% 5/7/21 (e)	4,125,000	4,372,500
Petrohawk Energy Corp.:
7.25% 8/15/18	2,430,000	2,454,300
7.875% 6/1/15	770,000	801,763
10.5% 8/1/14	725,000	825,558
Pioneer Natural Resources Co.:
6.65% 3/15/17	3,365,000	3,550,075
7.5% 1/15/20	3,360,000	3,687,600
Plains Exploration & Production Co.:
7% 3/15/17	1,730,000	1,764,600
7.625% 6/1/18	3,140,000	3,289,150
10% 3/1/16	1,337,000	1,484,070
Precision Drilling Corp. 6.625% 11/15/20 (e)	1,305,000	1,331,100
Quicksilver Resources, Inc.:
7.125% 4/1/16	4,920,000	4,674,000
11.75% 1/1/16	2,250,000	2,610,000
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Energy - continued
Range Resources Corp. 6.75% 8/1/20	$ 1,045,000	$ 1,071,125
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 7.875% 10/15/18 (e)	2,660,000	2,753,100
		79,375,174
Entertainment/Film - 0.1%
NAI Entertainment Holdings LLC/NAI Entertainment Finance Corp. 8.25% 12/15/17 (e)	855,000	897,750
Environmental - 0.4%
Covanta Holding Corp. 7.25% 12/1/20	1,590,000	1,611,907
EnergySolutions, Inc. / EnergySolutions LLC 10.75% 8/15/18 (e)	3,145,000	3,431,824
		5,043,731
Food & Drug Retail - 0.7%
Albertsons, Inc. 7.75% 6/15/26	435,000	334,950
Rite Aid Corp.:
7.5% 3/1/17	1,185,000	1,134,638
9.375% 12/15/15	950,000	817,000
9.5% 6/15/17	1,190,000	1,002,575
9.75% 6/12/16	1,185,000	1,306,463
SUPERVALU, Inc. 8% 5/1/16	1,640,000	1,566,200
Tops Markets LLC 10.125% 10/15/15	2,800,000	2,891,000
		9,052,826
Food/Beverage/Tobacco - 0.2%
C&S Group Enterprises LLC 8.375% 5/1/17 (e)	1,365,000	1,317,225
NBTY, Inc. 9% 10/1/18 (e)	1,655,000	1,754,300
		3,071,525
Gaming - 2.7%
Chukchansi Economic Development Authority:
3.9428% 11/15/12 (e)(f)	1,010,000	652,713
8% 11/15/13 (e)	3,410,000	2,267,650
Las Vegas Sands Corp. 6.375% 2/15/15	1,295,000	1,322,519
MCE Finance Ltd. 10.25% 5/15/18	2,225,000	2,542,063
MGM Mirage, Inc.:
5.875% 2/27/14	1,375,000	1,265,000
6.625% 7/15/15	5,135,000	4,647,175
6.75% 9/1/12	985,000	970,225
6.75% 4/1/13	1,140,000	1,105,800
7.5% 6/1/16	1,325,000	1,215,688
MGM Resorts International:
10% 11/1/16 (e)	4,125,000	4,166,250
11.375% 3/1/18	1,875,000	1,996,875

	Principal Amount	Value
Scientific Games Corp. 7.875% 6/15/16 (e)	$ 4,064,000	$ 4,089,197
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.75% 8/15/20	6,525,000	6,949,125
		33,190,280
Healthcare - 5.3%
DaVita, Inc.:
6.375% 11/1/18	1,460,000	1,430,800
6.625% 11/1/20	1,265,000	1,242,863
DJO Finance LLC/DJO Finance Corp. 10.875% 11/15/14	6,465,000	7,046,850
Endo Pharmaceuticals Holdings, Inc. 7% 12/15/20 (e)	1,485,000	1,503,563
HCA, Inc.:
8.5% 4/15/19	1,235,000	1,346,150
9.125% 11/15/14	6,670,000	6,986,825
9.25% 11/15/16	8,519,000	9,115,330
9.625% 11/15/16 pay-in-kind (f)	5,401,000	5,806,075
9.875% 2/15/17	1,610,000	1,771,000
HealthSouth Corp. 7.25% 10/1/18	2,095,000	2,126,425
Mylan, Inc.:
6% 11/15/18 (e)	2,000,000	1,957,600
7.625% 7/15/17 (e)	1,255,000	1,327,163
7.875% 7/15/20 (e)	2,055,000	2,209,125
Omega Healthcare Investors, Inc.:
6.75% 10/15/22 (e)	1,555,000	1,531,675
7% 1/15/16	1,665,000	1,689,975
Senior Housing Properties Trust 6.75% 4/15/20	2,640,000	2,788,500
Valeant Pharmaceuticals International 6.875% 12/1/18 (e)	3,640,000	3,603,600
Vanguard Health Holding Co. II LLC/Vanguard Health Holding Co. II, Inc.:
8% 2/1/18	6,475,000	6,588,313
8% 2/1/18 (e)	2,690,000	2,737,075
Ventas Realty LP:
6.5% 6/1/16	1,200,000	1,248,000
6.5% 6/1/16	460,000	478,400
		64,535,307
Homebuilders/Real Estate - 1.3%
CB Richard Ellis Services, Inc. 6.625% 10/15/20 (e)	1,485,000	1,470,150
KB Home 7.25% 6/15/18	4,735,000	4,521,925
Lennar Corp. 5.6% 5/31/15	545,000	523,200
Standard Pacific Corp.:
8.375% 5/15/18	1,765,000	1,765,000
8.375% 5/15/18 (e)	2,375,000	2,363,125
8.375% 1/15/21 (e)	2,375,000	2,291,875
10.75% 9/15/16	2,405,000	2,765,750
		15,701,025
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Hotels - 0.7%
Host Hotels & Resorts LP:
6% 11/1/20 (e)	$ 3,550,000	$ 3,496,750
9% 5/15/17	2,195,000	2,452,913
Host Marriott LP 7.125% 11/1/13	2,406,000	2,430,060
		8,379,723
Insurance - 0.1%
CNO Financial Group, Inc. 9% 1/15/18 (e)	915,000	937,875
Leisure - 2.7%
Equinox Holdings, Inc. 9.5% 2/1/16 (e)	3,080,000	3,253,250
GWR Operating Partnership LLP/Great Wolf Finance Corp. 10.875% 4/1/17	1,865,000	1,967,575
NCL Corp. Ltd.:
9.5% 11/15/18 (e)	1,465,000	1,519,938
11.75% 11/15/16	1,490,000	1,735,850
Royal Caribbean Cruises Ltd.:
7.25% 3/15/18	1,815,000	1,923,900
11.875% 7/15/15	1,440,000	1,771,200
yankee:
7% 6/15/13	3,220,000	3,405,150
7.25% 6/15/16	8,570,000	9,191,325
7.5% 10/15/27	2,640,000	2,587,200
Town Sports International Holdings, Inc. 11% 2/1/14	1,772,000	1,754,280
Universal City Development Partners Ltd./UCDP Finance, Inc.:
8.875% 11/15/15	1,245,000	1,322,813
10.875% 11/15/16	2,130,000	2,343,000
		32,775,481
Metals/Mining - 1.9%
Arch Coal, Inc.:
7.25% 10/1/20	545,000	568,163
8.75% 8/1/16	1,035,000	1,138,500
CONSOL Energy, Inc.:
8% 4/1/17 (e)	2,640,000	2,798,400
8.25% 4/1/20 (e)	1,760,000	1,883,200
Drummond Co., Inc. 9% 10/15/14 (e)	830,000	881,875
FMG Resources (August 2006) Pty Ltd. 7% 11/1/15 (e)	5,570,000	5,751,025
Massey Energy Co. 6.875% 12/15/13	5,595,000	5,664,938
Severstal Columbus LLC 10.25% 2/15/18 (e)	4,340,000	4,578,700
		23,264,801
Paper - 0.5%
Boise Paper LLC/Boise Co-Issuer Co. 8% 4/1/20	2,790,000	2,957,400

	Principal Amount	Value
Verso Paper Holdings LLC/Verso Paper, Inc.:
9.125% 8/1/14	$ 1,495,000	$ 1,513,688
11.5% 7/1/14	1,990,000	2,184,025
		6,655,113
Publishing/Printing - 0.4%
ProQuest LLC/ProQuest Notes Co. 9% 10/15/18 (e)	3,595,000	3,702,850
Visant Corp. 10% 10/1/17 (e)	1,625,000	1,698,125
		5,400,975
Services - 4.0%
Aircastle Ltd. 9.75% 8/1/18	2,575,000	2,826,063
ARAMARK Corp.:
3.7869% 2/1/15 (f)	7,820,000	7,644,050
8.5% 2/1/15	3,080,000	3,210,900
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.:
7.625% 5/15/14	1,986,000	2,035,650
7.75% 5/15/16	2,430,000	2,478,600
Fidelity National Information Services, Inc.:
7.625% 7/15/17 (e)	915,000	963,038
7.875% 7/15/20 (e)	1,220,000	1,293,200
FTI Consulting, Inc. 6.75% 10/1/20 (e)	3,100,000	3,069,000
Hertz Corp.:
7.375% 1/15/21 (e)	3,565,000	3,591,738
7.5% 10/15/18 (e)	7,485,000	7,690,838
8.875% 1/1/14	3,460,000	3,542,175
McJunkin Red Man Corp. 9.5% 12/15/16 (e)	5,700,000	5,379,375
PHH Corp. 9.25% 3/1/16 (e)	1,940,000	2,041,850
ServiceMaster Co. 10.75% 7/15/15 pay-in-kind (e)(f)	3,000,000	3,210,000
		48,976,477
Shipping - 2.9%
Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc. 8.625% 11/1/17 (e)	2,220,000	2,247,750
Navios Maritime Holdings, Inc.:
8.875% 11/1/17	2,255,000	2,407,213
9.5% 12/15/14	4,737,000	4,926,480
Overseas Shipholding Group, Inc.:
7.5% 2/15/24	475,000	412,063
8.125% 3/30/18	2,895,000	2,923,950
Ship Finance International Ltd. 8.5% 12/15/13	20,075,000	20,426,274
Swift Services Holdings, Inc. 10% 11/15/18 (e)	2,470,000	2,568,800
		35,912,530
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Specialty Retailing - 0.2%
Sears Holdings Corp. 6.625% 10/15/18 (e)	$ 3,565,000	$ 3,342,188
		3,342,188
Steel - 1.1%
AK Steel Corp. 7.625% 5/15/20	2,505,000	2,492,475
Essar Steel Algoma, Inc. 9.375% 3/15/15 (e)	3,045,000	3,064,031
Steel Dynamics, Inc. 6.75% 4/1/15	5,775,000	5,876,063
Tube City IMS Corp. 9.75% 2/1/15	1,695,000	1,754,325
		13,186,894
Super Retail - 1.1%
AutoNation, Inc. 6.75% 4/15/18	2,325,000	2,394,750
PETCO Animal Supplies, Inc. 9.25% 12/1/18 (e)	2,425,000	2,546,250
QVC, Inc. 7.125% 4/15/17 (e)	1,470,000	1,536,150
Toys 'R' Us Property Co. I LLC 10.75% 7/15/17	830,000	952,425
Toys 'R' Us Property Co. II LLC 8.5% 12/1/17	3,575,000	3,843,125
Toys 'R' Us, Inc. 7.375% 9/1/16 (e)	1,475,000	1,545,063
		12,817,763
Technology - 5.7%
Advanced Micro Devices, Inc. 7.75% 8/1/20 (e)	2,510,000	2,604,125
Amkor Technology, Inc. 7.375% 5/1/18	5,590,000	5,743,725
Atkore International, Inc. 9.875% 1/1/18 (e)	670,000	695,125
Avaya, Inc. 10.125% 11/1/15 pay-in-kind (f)	3,584,645	3,656,338
CDW LLC/CDW Finance Corp. 8% 12/15/18 (e)	2,860,000	2,917,200
Freescale Semiconductor, Inc.:
9.125% 12/15/14 pay-in-kind (f)	3,145,979	3,271,818
9.25% 4/15/18 (e)	1,815,000	1,996,500
10.125% 12/15/16	6,625,000	6,989,375
Jabil Circuit, Inc.:
5.625% 12/15/20	925,000	904,188
7.75% 7/15/16	2,385,000	2,677,163
8.25% 3/15/18	430,000	486,975
Lucent Technologies, Inc.:
6.45% 3/15/29	5,080,000	4,013,200
6.5% 1/15/28	4,915,000	3,907,425
Seagate HDD Cayman 6.875% 5/1/20 (e)	1,200,000	1,146,000
Spansion LLC 7.875% 11/15/17 (e)	2,170,000	2,148,300
SunGard Data Systems, Inc.:
7.375% 11/15/18 (e)	1,430,000	1,415,700

	Principal Amount	Value
7.625% 11/15/20 (e)	$ 1,430,000	$ 1,415,700
10.25% 8/15/15	4,320,000	4,541,400
Terremark Worldwide, Inc.:
9.5% 11/15/13 (e)	1,325,000	1,318,375
12% 6/15/17	5,445,000	6,234,525
Viasystems, Inc. 12% 1/15/15 (e)	1,625,000	1,815,938
Xerox Capital Trust I 8% 2/1/27	9,405,000	9,569,588
		69,468,683
Telecommunications - 11.4%
Citizens Communications Co.:
7.875% 1/15/27	940,000	911,800
9% 8/15/31	4,215,000	4,330,913
Cleveland Unlimited, Inc. 14.5% 12/15/10 (c)(e)(f)	1,275,000	1,147,500
Digicel Group Ltd.:
8.25% 9/1/17 (e)	3,890,000	4,006,700
8.875% 1/15/15 (e)	5,750,000	5,829,350
9.125% 1/15/15 pay-in-kind (e)(f)	3,357,000	3,403,327
12% 4/1/14 (e)	1,430,000	1,673,100
Equinix, Inc. 8.125% 3/1/18	2,745,000	2,868,525
Frontier Communications Corp.:
7.875% 4/15/15	1,760,000	1,922,800
8.125% 10/1/18	5,125,000	5,586,250
8.25% 4/15/17	2,585,000	2,862,888
8.5% 4/15/20	880,000	963,600
Global Crossing Ltd.:
9% 11/15/19 (e)	2,440,000	2,421,700
12% 9/15/15	915,000	1,031,663
Intelsat Bermuda Ltd.:
11.25% 2/4/17	1,505,000	1,636,688
12% 2/4/17 pay-in-kind (f)	10,789,687	11,608,280
Intelsat Jackson Holdings Ltd.:
9.5% 6/15/16	5,125,000	5,406,875
11.5% 6/15/16	1,883,000	2,028,933
Intelsat Jackson Holdings SA 7.25% 10/15/20 (e)	4,295,000	4,337,950
Intelsat Ltd.:
6.5% 11/1/13	7,705,000	7,916,888
11.25% 6/15/16	680,000	731,000
Intelsat Subsidiary Holding Co. Ltd.:
8.875% 1/15/15 (e)	585,000	598,163
8.875% 1/15/15	6,240,000	6,411,600
MetroPCS Wireless, Inc.:
6.625% 11/15/20	2,435,000	2,325,425
7.875% 9/1/18	3,585,000	3,714,777
Nextel Communications, Inc.:
5.95% 3/15/14	4,895,000	4,809,338
6.875% 10/31/13	3,945,000	3,954,863
7.375% 8/1/15	6,745,000	6,753,431
NII Capital Corp.:
8.875% 12/15/19	2,365,000	2,542,375
10% 8/15/16	2,495,000	2,763,213
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Telecommunications - continued
Qwest Communications International, Inc.:
Series B 7.5% 2/15/14	$ 900,000	$ 911,250
7.125% 4/1/18 (e)	2,465,000	2,545,113
8% 10/1/15	2,080,000	2,236,000
Sprint Nextel Corp. 6% 12/1/16	6,355,000	6,140,519
U.S. West Communications 7.5% 6/15/23	9,460,000	9,412,700
Wind Acquisition Finance SA:
7.25% 2/15/18 (e)	1,535,000	1,546,513
11.75% 7/15/17 (e)	4,510,000	5,039,925
Wind Acquisition Holdings Finance SA 12.25% 7/15/17 pay-in-kind (e)(f)	5,169,786	5,646,196
		139,978,131
Textiles & Apparel - 0.1%
Hanesbrands, Inc. 6.375% 12/15/20 (e)	1,185,000	1,122,788
TOTAL NONCONVERTIBLE BONDS		1,053,929,572
TOTAL CORPORATE BONDS (Cost $993,438,204)		1,058,869,796
Commercial Mortgage Securities - 0.0%

LB Multi-family Mortgage Trust Series 1991-4 Class A1, 0.936% 4/25/21 (e)(f) (Cost $26,331)	59,267	39,590
Common Stocks - 0.0%
	Shares
Textiles & Apparel - 0.0%
Arena Brands Holding Corp. Class B (a)(g) (Cost $1,974,627)	48,889	363,245
Preferred Stocks - 0.8%

Convertible Preferred Stocks - 0.5%
Automotive - 0.3%
General Motors Co. 4.75%	82,000	4,437,020
Electric Utilities - 0.2%
AES Trust III 6.75%	51,000	2,494,920
TOTAL CONVERTIBLE PREFERRED STOCKS		6,931,940

	Shares	Value
Nonconvertible Preferred Stocks - 0.3%
Banks & Thrifts - 0.3%
GMAC LLC 7.00% (e)	3,795	$ 3,548,325
TOTAL PREFERRED STOCKS (Cost $9,901,116)		10,480,265
Floating Rate Loans - 5.3%
	Principal Amount
Aerospace - 0.0%
TransDigm Group, Inc. Tranche B, term loan 5% 12/6/16 (f)	$ 410,000	413,075
Air Transportation - 0.6%
Delta Air Lines, Inc. Tranche 2LN, term loan 3.5391% 4/30/14 (f)	2,952,460	2,871,267
US Airways Group, Inc. term loan 2.7884% 3/23/14 (f)	4,295,000	3,854,763
		6,726,030
Automotive - 0.5%
Federal-Mogul Corp.:
Tranche B, term loan 2.2059% 12/27/14 (f)	3,645,905	3,408,921
Tranche C, term loan 2.1987% 12/27/15 (f)	2,453,397	2,281,660
		5,690,581
Broadcasting - 0.5%
Clear Channel Capital I LLC Tranche B, term loan 3.9106% 1/29/16 (f)	2,145,000	1,860,788
Univision Communications, Inc. term loan 4.5106% 3/31/17 (f)	5,117,002	4,809,982
		6,670,770
Capital Goods - 0.4%
Dresser, Inc. Tranche 2LN, term loan 6.0344% 5/4/15 pay-in-kind (f)	4,950,000	4,937,625
Containers - 0.3%
Anchor Glass Container Corp.:
Tranche 1LN, term loan 6% 3/2/16 (f)	1,833,144	1,843,456
Tranche 2LN, term loan 10% 9/2/16 (f)	2,070,000	2,064,825
		3,908,281
Diversified Financial Services - 0.3%
AWAS Aviation Acquisitions Ltd. term loan 7.75% 6/10/16 (f)	4,111,100	4,229,294
Electric Utilities - 0.9%
Ashmore Energy International:
Revolving Credit-Linked Deposit 3.3028% 3/30/12 (f)	1,046,925	1,033,839
term loan 3.3028% 3/30/14 (f)	9,988,662	9,863,804
		10,897,643
Floating Rate Loans - continued
	Principal Amount	Value
Leisure - 0.5%
Blackstone UTP Capital LLC term loan 7.75% 11/2/14	$ 3,945,150	$ 4,024,053
Six Flags, Inc. Tranche B, term loan 7.25% 6/30/16 (f)	1,665,000	1,683,731
		5,707,784
Publishing/Printing - 0.2%
Newsday LLC term loan 10.5% 8/1/13	925,000	989,750
Visant Corp. Tranche B, term loan 7% 12/22/16 (f)	1,536,150	1,551,512
		2,541,262
Shipping - 0.1%
Swift Transportation Co., Inc. Tranche B, term loan 6.75% 12/21/16 (f)	865,000	869,325
Technology - 0.2%
Avaya, Inc. term loan 3.0344% 10/24/14 (f)	2,286,211	2,166,185
Telecommunications - 0.8%
Asurion Corp.:
Tranche 2LN, term loan 6.7622% 7/3/15 (f)	5,144,397	4,861,455
Tranche B 2LN, term loan 6.75% 3/31/15 (f)	4,725,000	4,730,906
Intelsat Jackson Holdings Ltd. term loan 3.29% 2/1/14 (f)	830,000	788,500
		10,380,861
TOTAL FLOATING RATE LOANS (Cost $61,872,746)		65,138,716
Money Market Funds - 5.8%
	Shares
Fidelity Cash Central Fund, 0.19% (b) (Cost $70,967,769)	70,967,769	70,967,769
TOTAL INVESTMENT PORTFOLIO - 98.3% (Cost $1,138,180,793)		1,205,859,381
NET OTHER ASSETS (LIABILITIES) - 1.7%		20,314,161
NET ASSETS - 100%		$ 1,226,173,542
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Non-income producing - Security is in default.
(d) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $364,314,363 or 29.7% of net assets.

(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $363,245 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Arena Brands Holding Corp. Class B	6/18/97	$ 1,974,627
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 101,379
Other Information

The following is a summary of the inputs used, as of December 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 4,800,265	$ 4,437,020	$ -	$ 363,245
Financials	3,548,325	-	3,548,325	-
Utilities	2,494,920	-	2,494,920	-
Corporate Bonds	1,058,869,796	-	1,058,869,796	-
Commercial Mortgage Securities	39,590	-	-	39,590
Floating Rate Loans	65,138,716	-	65,138,716	-
Money Market Funds	70,967,769	70,967,769	-	-
Total Investments in Securities:	$ 1,205,859,381	$ 75,404,789	$ 1,130,051,757	$ 402,835
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 431,931
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	6,003
Cost of Purchases	-
Proceeds of Sales	(36,645)
Amortization/Accretion	1,546
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 402,835
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2010	$ 6,003

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	83.5%
Bermuda	6.4%
Canada	3.0%
Liberia	1.6%
Cayman Islands	1.5%
Luxembourg	1.3%
Others (Individually Less Than 1%)	2.7%
100.0%
Income Tax Information

At December 31, 2010, the Fund had a capital loss carryforward of approximately $150,230,408 of which $70,783,139 and $79,447,269 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2010

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $1,067,213,024)	$ 1,134,891,612
Fidelity Central Funds (cost $70,967,769)	70,967,769
Total Investments (cost $1,138,180,793)		$ 1,205,859,381
Cash		304,994
Receivable for investments sold		1,177,233
Receivable for fund shares sold		1,276,437
Interest receivable		19,736,755
Distributions receivable from Fidelity Central Funds		6,896
Prepaid expenses		3,664
Other receivables		13,074
Total assets		1,228,378,434

Liabilities
Payable for fund shares redeemed	$ 1,410,718
Accrued management fee	561,317
Distribution and service plan fees payable	52,081
Other affiliated payables	106,497
Other payables and accrued expenses	74,279
Total liabilities		2,204,892

Net Assets		$ 1,226,173,542
Net Assets consist of:
Paid in capital		$ 1,300,989,788
Undistributed net investment income		7,949,486
Accumulated undistributed net realized gain (loss) on investments		(150,433,458)
Net unrealized appreciation (depreciation) on investments		67,667,726
Net Assets		$ 1,226,173,542

Statement of Assets and Liabilities - continued

December 31, 2010

Initial Class: Net Asset Value, offering price and redemption price per share ($594,687,943 ÷ 106,739,194 shares)	$ 5.57

Service Class: Net Asset Value, offering price and redemption price per share ($98,987,511 ÷ 17,857,975 shares)	$ 5.54

Service Class 2: Net Asset Value, offering price and redemption price per share ($182,465,372 ÷ 33,495,054 shares)	$ 5.45

Initial Class R: Net Asset Value, offering price and redemption price per share ($34,946,042 ÷ 6,293,382 shares)	$ 5.55

Service Class R: Net Asset Value, offering price and redemption price per share ($68,805,814 ÷ 12,461,979 shares)	$ 5.52

Service Class 2R: Net Asset Value, offering price and redemption price per share ($1,542,536 ÷ 283,274 shares)	$ 5.45

Investor Class: Net Asset Value, offering price and redemption price per share ($244,738,324 ÷ 44,056,811 shares)	$ 5.56

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2010

Investment Income
Dividends		$ 281,237
Interest		97,344,273
Income from Fidelity Central Funds		101,379
Total income		97,726,889

Expenses
Management fee	$ 6,493,662
Transfer agent fees	948,535
Distribution and service plan fees	571,541
Accounting fees and expenses	402,167
Custodian fees and expenses	22,688
Independent trustees' compensation	6,823
Audit	73,446
Legal	47,563
Interest	902
Miscellaneous	18,773
Total expenses before reductions	8,586,100
Expense reductions	(84,674)	8,501,426
Net investment income		89,225,463
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		35,026,882
Change in net unrealized appreciation (depreciation) on investment securities		22,817,242
Net gain (loss)		57,844,124
Net increase (decrease) in net assets resulting from operations		$ 147,069,587

Statement of Changes in Net Assets

	Year ended December 31, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 89,225,463	$ 88,146,519
Net realized gain (loss)	35,026,882	(80,957,504)
Change in net unrealized appreciation (depreciation)	22,817,242	340,753,509
Net increase (decrease) in net assets resulting from operations	147,069,587	347,942,524
Distributions to shareholders from net investment income	(88,733,895)	(82,969,090)
Share transactions - net increase (decrease)	7,262,606	122,868,111
Redemption fees	110,732	89,023
Total increase (decrease) in net assets	65,709,030	387,930,568

Net Assets
Beginning of period	1,160,464,512	772,533,944
End of period (including undistributed net investment income of $7,949,486 and undistributed net investment income of $8,082,942, respectively)	$ 1,226,173,542	$ 1,160,464,512

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 5.29	$ 3.96	$ 5.98	$ 6.35	$ 6.17
Income from Investment Operations
Net investment income C	.439	.438	.475	.485	.476
Net realized and unrealized gain (loss)	.288	1.298	(1.990)	(.311)	.216
Total from investment operations	.727	1.736	(1.515)	.174	.692
Distributions from net investment income	(.448)	(.406)	(.506)	(.545)	(.512)
Redemption fees added to paid in capital C	.001	- G	.001	.001	-
Net asset value, end of period	$ 5.57	$ 5.29	$ 3.96	$ 5.98	$ 6.35
Total Return A,B	13.82%	43.96%	(24.98)%	2.79%	11.24%
Ratios to Average Net Assets D,F
Expenses before reductions	.69%	.70%	.71%	.68%	.71%
Expenses net of fee waivers, if any	.69%	.70%	.71%	.68%	.71%
Expenses net of all reductions	.69%	.70%	.70%	.68%	.71%
Net investment income	7.84%	9.02%	8.48%	7.47%	7.40%
Supplemental Data
Net assets, end of period (000 omitted)	$ 594,688	$ 608,802	$ 451,824	$ 726,409	$ 922,565
Portfolio turnover rate E	81%	70%	58%	70%	65%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

Financial Highlights - Service Class

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 5.26	$ 3.95	$ 5.95	$ 6.32	$ 6.14
Income from Investment Operations
Net investment income C	.431	.429	.469	.477	.467
Net realized and unrealized gain (loss)	.290	1.281	(1.971)	(.312)	.218
Total from investment operations	.721	1.710	(1.502)	.165	.685
Distributions from net investment income	(.442)	(.400)	(.499)	(.536)	(.505)
Redemption fees added to paid in capital C	.001	- G	.001	.001	-
Net asset value, end of period	$ 5.54	$ 5.26	$ 3.95	$ 5.95	$ 6.32
Total Return A,B	13.79%	43.41%	(24.87)%	2.66%	11.18%
Ratios to Average Net Assets D,F
Expenses before reductions	.79%	.80%	.80%	.78%	.81%
Expenses net of fee waivers, if any	.78%	.80%	.80%	.78%	.81%
Expenses net of all reductions	.78%	.80%	.80%	.78%	.81%
Net investment income	7.74%	8.92%	8.39%	7.37%	7.30%
Supplemental Data
Net assets, end of period (000 omitted)	$ 98,988	$ 103,511	$ 95,461	$ 180,837	$ 277,546
Portfolio turnover rate E	81%	70%	58%	70%	65%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 5.18	$ 3.89	$ 5.88	$ 6.25	$ 6.08
Income from Investment Operations
Net investment income C	.417	.422	.450	.461	.453
Net realized and unrealized gain (loss)	.287	1.264	(1.949)	(.305)	.216
Total from investment operations	.704	1.686	(1.499)	.156	.669
Distributions from net investment income	(.435)	(.396)	(.492)	(.527)	(.499)
Redemption fees added to paid in capital C	.001	- G	.001	.001	-
Net asset value, end of period	$ 5.45	$ 5.18	$ 3.89	$ 5.88	$ 6.25
Total Return A,B	13.67%	43.46%	(25.14)%	2.54%	11.02%
Ratios to Average Net Assets D,F
Expenses before reductions	.94%	.95%	.96%	.93%	.97%
Expenses net of fee waivers, if any	.94%	.95%	.96%	.93%	.97%
Expenses net of all reductions	.94%	.95%	.96%	.93%	.97%
Net investment income	7.59%	8.77%	8.23%	7.22%	7.14%
Supplemental Data
Net assets, end of period (000 omitted)	$ 182,465	$ 181,377	$ 87,077	$ 97,266	$ 110,503
Portfolio turnover rate E	81%	70%	58%	70%	65%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

Financial Highlights - Initial Class R

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 5.27	$ 3.95	$ 5.96	$ 6.34	$ 6.16
Income from Investment Operations
Net investment income C	.439	.440	.471	.479	.475
Net realized and unrealized gain (loss)	.288	1.286	(1.975)	(.313)	.218
Total from investment operations	.727	1.726	(1.504)	.166	.693
Distributions from net investment income	(.448)	(.406)	(.507)	(.547)	(.513)
Redemption fees added to paid in capital C	.001	- G	.001	.001	-
Net asset value, end of period	$ 5.55	$ 5.27	$ 3.95	$ 5.96	$ 6.34
Total Return A,B	13.88%	43.82%	(24.88)%	2.65%	11.27%
Ratios to Average Net Assets D,F
Expenses before reductions	.69%	.70%	.70%	.68%	.71%
Expenses net of fee waivers, if any	.68%	.70%	.70%	.68%	.71%
Expenses net of all reductions	.68%	.69%	.70%	.67%	.71%
Net investment income	7.84%	9.02%	8.49%	7.47%	7.39%
Supplemental Data
Net assets, end of period (000 omitted)	$ 34,946	$ 34,080	$ 19,801	$ 19,401	$ 93
Portfolio turnover rate E	81%	70%	58%	70%	65%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class R

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 5.25	$ 3.94	$ 5.93	$ 6.32	$ 6.14
Income from Investment Operations
Net investment income C	.433	.431	.467	.471	.467
Net realized and unrealized gain (loss)	.280	1.280	(1.959)	(.318)	.219
Total from investment operations	.713	1.711	(1.492)	.153	.686
Distributions from net investment income	(.444)	(.401)	(.499)	(.544)	(.506)
Redemption fees added to paid in capital C	.001	- G	.001	.001	-
Net asset value, end of period	$ 5.52	$ 5.25	$ 3.94	$ 5.93	$ 6.32
Total Return A,B	13.66%	43.56%	(24.79)%	2.45%	11.19%
Ratios to Average Net Assets D,F
Expenses before reductions	.79%	.80%	.80%	.78%	.81%
Expenses net of fee waivers, if any	.78%	.80%	.80%	.78%	.81%
Expenses net of all reductions	.78%	.80%	.80%	.77%	.81%
Net investment income	7.74%	8.92%	8.39%	7.37%	7.30%
Supplemental Data
Net assets, end of period (000 omitted)	$ 68,806	$ 47,873	$ 26,572	$ 33,129	$ 92
Portfolio turnover rate E	81%	70%	58%	70%	65%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

Financial Highlights - Service Class 2R

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 5.17	$ 3.89	$ 5.87	$ 6.25	$ 6.08
Income from Investment Operations
Net investment income C	.415	.416	.451	.453	.453
Net realized and unrealized gain (loss)	.293	1.257	(1.940)	(.294)	.214
Total from investment operations	.708	1.673	(1.489)	.159	.667
Distributions from net investment income	(.429)	(.393)	(.492)	(.540)	(.497)
Redemption fees added to paid in capital C	.001	- G	.001	.001	-
Net asset value, end of period	$ 5.45	$ 5.17	$ 3.89	$ 5.87	$ 6.25
Total Return A,B	13.79%	43.13%	(24.99)%	2.59%	10.99%
Ratios to Average Net Assets D,F
Expenses before reductions	.94%	.95%	.95%	.93%	.96%
Expenses net of fee waivers, if any	.93%	.95%	.95%	.93%	.96%
Expenses net of all reductions	.93%	.94%	.95%	.92%	.96%
Net investment income	7.59%	8.77%	8.24%	7.23%	7.14%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,543	$ 2,016	$ 1,487	$ 2,347	$ 92
Portfolio turnover rate E	81%	70%	58%	70%	65%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 5.27	$ 3.96	$ 5.96	$ 6.34	$ 6.16
Income from Investment Operations
Net investment income C	.437	.441	.473	.477	.471
Net realized and unrealized gain (loss)	.298	1.274	(1.971)	(.317)	.220
Total from investment operations	.735	1.715	(1.498)	.160	.691
Distributions from net investment income	(.446)	(.405)	(.503)	(.541)	(.511)
Redemption fees added to paid in capital C	.001	- G	.001	.001	-
Net asset value, end of period	$ 5.56	$ 5.27	$ 3.96	$ 5.96	$ 6.34
Total Return A,B	14.04%	43.43%	(24.76)%	2.56%	11.24%
Ratios to Average Net Assets D,F
Expenses before reductions	.73%	.73%	.74%	.75%	.80%
Expenses net of fee waivers, if any	.72%	.73%	.74%	.75%	.80%
Expenses net of all reductions	.72%	.73%	.74%	.75%	.79%
Net investment income	7.81%	8.99%	8.45%	7.40%	7.31%
Supplemental Data
Net assets, end of period (000 omitted)	$ 244,738	$ 182,806	$ 90,312	$ 105,920	$ 78,122
Portfolio turnover rate E	81%	70%	58%	70%	65%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2010

1. Organization.

VIP High Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Initial Class R shares, Service Class R shares, Service Class 2R shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2010 for the Fund's investments, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds and floating rate loans, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. For commercial mortgage securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of December 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, deferred trustees compensation, capital loss carryforwards, expiring capital loss carryforwards, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 83,280,203
Gross unrealized depreciation	(8,096,446)
Net unrealized appreciation (depreciation)	$ 75,183,757

Tax Cost	$ 1,130,675,624

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 241,584
Capital loss carryforward	$ (150,230,408)
Net unrealized appreciation (depreciation)	$ 75,183,757

The tax character of distributions paid was as follows:

	December 31, 2010	December 31, 2009
Ordinary Income	$ 88,733,895	$ 82,969,090

Trading (Redemption) Fees. Initial Class R shares, Service Class R shares and Service Class 2 R shares held by investors less than 60 days are subject to a redemption fee equal to 1% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $878,979,943 and $924,990,768, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' and Service Class R's average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 100,128
Service Class 2	412,749
Service Class R	53,786
Service Class 2R	4,878
$ 571,541

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .10% of average net assets. In addition, FIIOC receives an asset-based fee of .01% of average net assets for typesetting, printing and mailing of shareholder reports, expect proxy statements. FIIOC has agreed to voluntarily waive this fee until December 31, 2010. (See Note 8: Expense Reductions.) For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 464,042
Service Class	75,289
Service Class 2	126,876
Initial Class R	23,812
Service Class R	39,434
Service Class 2R	1,430
Investor Class	217,652
$ 948,535

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 25,458,333.43%		$ 902

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,452 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Expense Reductions.

FMR or its affiliates agreed to waive certain fees during the period as noted in the table below.

Initial Class	$ 43,071
Service Class	7,261
Service Class 2	11,949
Initial Class R	2,355
Service Class R	3,902
Service Class 2R	142
Investor Class	14,464
Total	$ 83,144

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $93 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,437.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2010	2009
From net investment income
Initial Class	$ 44,467,220	$ 43,747,787
Service Class	7,392,045	7,425,935
Service Class 2	13,449,909	12,835,833
Initial Class R	2,630,051	2,441,349
Service Class R	5,103,828	3,419,501
Service Class 2R	113,793	146,215
Investor Class	15,577,049	12,952,470
Total	$ 88,733,895	$ 82,969,090

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2010	2009	2010	2009
Initial Class
Shares sold	13,981,776	20,216,701	$ 78,466,113	$ 94,993,807
Reinvestment of distributions	8,041,089	8,357,240	44,467,220	43,747,787
Shares redeemed	(30,400,651)	(27,414,117)	(169,255,225)	(129,625,734)
Net increase (decrease)	(8,377,786)	1,159,824	$ (46,321,892)	$ 9,115,860
Service Class
Shares sold	1,837,003	2,777,781	$ 10,346,870	$ 12,897,331
Reinvestment of distributions	1,344,008	1,427,657	7,392,045	7,425,935
Shares redeemed	(4,989,128)	(8,725,159)	(27,651,179)	(41,193,317)
Net increase (decrease)	(1,808,117)	(4,519,721)	$ (9,912,264)	$ (20,870,051)
Service Class 2
Shares sold	26,131,374	24,366,893	$ 143,180,880	$ 112,451,939
Reinvestment of distributions	2,486,120	2,502,443	13,449,909	12,835,833
Shares redeemed	(30,129,445)	(14,230,958)	(161,771,346)	(64,857,511)
Net increase (decrease)	(1,511,951)	12,638,378	$ (5,140,557)	$ 60,430,261
Initial Class R
Shares sold	2,670,258	4,004,167	$ 14,859,524	$ 17,798,935
Reinvestment of distributions	477,323	468,040	2,630,051	2,441,349
Shares redeemed	(3,318,610)	(3,016,877)	(18,109,555)	(13,725,409)
Net increase (decrease)	(171,029)	1,455,330	$ (619,980)	$ 6,514,875
Service Class R
Shares sold	8,426,767	7,453,151	$ 46,508,327	$ 33,119,246
Reinvestment of distributions	931,355	659,445	5,103,828	3,419,501
Shares redeemed	(6,021,801)	(5,739,021)	(32,701,379)	(26,100,257)
Net increase (decrease)	3,336,321	2,373,575	$ 18,910,776	$ 10,438,490
Service Class 2R
Shares sold	86,744	190,944	$ 465,296	$ 835,730
Reinvestment of distributions	21,073	28,591	113,793	146,215
Shares redeemed	(214,247)	(212,466)	(1,182,315)	(995,434)
Net increase (decrease)	(106,430)	7,069	$ (603,226)	$ (13,489)
Investor Class
Shares sold	30,365,867	20,189,376	$ 168,056,935	$ 92,880,106
Reinvestment of distributions	2,827,051	2,482,010	15,577,049	12,952,470
Shares redeemed	(23,797,435)	(10,842,692)	(132,684,235)	(48,580,411)
Net increase (decrease)	9,395,483	11,828,694	$ 50,949,749	$ 57,252,165

Annual Report

Notes to Financial Statements - continued

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 32% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 25% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP High Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP High Income Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP High Income Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 22, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 408 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (46)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP High Income Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP High Income Portfolio

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Initial Class of the fund was in the third quartile for the one- and three-year periods and the second quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's more recent disappointing performance relative to its peer group and benchmark. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 24% means that 76% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP High Income Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Initial Class, Initial Class R, Investor Class, Service Class, and Service Class R ranked below its competitive median for 2009 and the total expenses of each of Service Class 2 and Service Class 2 R ranked above its competitive median for 2009. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

VIPHIR-ANN-0211
1.811842.106

Fidelity® Variable Insurance Products:
Overseas Portfolio

Annual Report

December 31, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

The general research services agreement with Fidelity Research & Analysis Company has been terminated and is no longer in effect for the fund.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2010	Past 1 year	Past 5 years	Past 10 years
VIP Overseas Portfolio - Initial Class	13.11%	2.19%	3.10%
VIP Overseas Portfolio - Service Class	12.99%	2.08%	3.00%
VIP Overseas Portfolio - Service Class 2	12.83%	1.94%	2.87%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Overseas Portfolio - Initial Class on December 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® (Europe, Australasia, Far East) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: While market improvements around the world hit a speed bump in the first half of the 12-month period ending December 31, 2010, world economies re-accelerated in August, supported by a broadening recovery and low inflation in the U.S. Domestic stock markets recorded solid gains for the year, lifted by a strong second-half rally fueled by economic optimism, encouraging earnings reports and a wave of corporate mergers. The large-cap S&P 500® Index rose 15.06%, the blue-chip-laden Dow Jones Industrial AverageSM added 14.06% and the technology-heavy Nasdaq Composite® Index climbed 18.02%. Meanwhile, international stocks, as represented by the MSCI® ACWI® (All Country World Index) ex USA Index, gained 11.29%, boosted in part by a depreciating U.S. dollar. In the fixed-income arena, U.S. taxable investment-grade bonds generated positive results during 2010, as the Barclays Capital® U.S. Aggregate Bond Index gained 6.54%. With ultra-low interest rates bolstering nearly all fixed-income securities for most of the year, sectors in the index with higher yields and more credit risk generally fared best, while most high-quality bonds generated more-moderate returns. Meanwhile, high-yield bonds, as represented by The BofA Merrill LynchSM US High Yield Constrained Index, returned 15.07%, a result of improved economic data and strengthening investor demand. Overseas, foreign bond markets showed mixed results, with a sizable disparity between the 3.97% return of the Citigroup® Non-U.S. Group of 7 Index - which measures the performance of sovereign debt of the major global economies outside the U.S. - and the 12.04% advance of the JPMorgan Emerging Markets Bond Index Global (EMBI Global), which benefited from the rising overall credit quality of emerging-markets debt issuers.

Comments from Graeme Rockett, Portfolio Manager of VIP Overseas Portfolio: For the 12 months ending December 31, 2010, the fund's share classes substantially outperformed the MSCI® EAFE® (Europe, Australasia, Far East) Index, which rose 7.88%. (For specific portfolio results, please refer to the performance section of this report.) Stock picking was especially effective in consumer discretionary, where an increased overweighting also helped, and in information technology and health care. However, security selection was poor in banking, and the fund was suboptimally positioned in the capital goods and food/beverage/tobacco industries. Contributing stocks included several luxury goods companies: France's LVMH and Switzerland's Swatch Group and Compagnie Financiere Richemont. Three out-of-benchmark investments also helped: Clicks Group, a South African retailer; Deckers Outdoor, a U.S.-based footwear company; and Baidu, a Chinese Internet search provider. Detractors included Scientific Games Corporation, an out-of-benchmark U.S. gaming company; Nestle, a Swiss food giant we underweighted; Intesa Sanpaolo, an Italian bank; and Ireland-based CRH, which supplies building materials. Some of the stocks I've mentioned were sold by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 to December 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period* July 1, 2010 to December 31, 2010
Initial Class	.84%
Actual		$ 1,000.00	$ 1,308.50	$ 4.89
Hypothetical A		$ 1,000.00	$ 1,020.97	$ 4.28
Service Class	.94%
Actual		$ 1,000.00	$ 1,307.90	$ 5.47
Hypothetical A		$ 1,000.00	$ 1,020.47	$ 4.79
Service Class 2	1.09%
Actual		$ 1,000.00	$ 1,307.00	$ 6.34
Hypothetical A		$ 1,000.00	$ 1,019.71	$ 5.55
Initial Class R	.84%
Actual		$ 1,000.00	$ 1,308.40	$ 4.89
Hypothetical A		$ 1,000.00	$ 1,020.97	$ 4.28
Service Class R	.94%
Actual		$ 1,000.00	$ 1,308.40	$ 5.47
Hypothetical A		$ 1,000.00	$ 1,020.47	$ 4.79
Service Class 2R	1.09%
Actual		$ 1,000.00	$ 1,306.60	$ 6.34
Hypothetical A		$ 1,000.00	$ 1,019.71	$ 5.55
Investor Class R	.93%
Actual		$ 1,000.00	$ 1,308.60	$ 5.41
Hypothetical A		$ 1,000.00	$ 1,020.52	$ 4.74

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of December 31, 2010
Japan	17.3%
United Kingdom	16.8%
Germany	11.1%
France	10.7%
Switzerland	6.0%
Cayman Islands	4.7%
Denmark	3.2%
United States of America	3.0%
Italy	3.0%
Other	24.2%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of June 30, 2010
Japan	19.3%
United Kingdom	17.8%
France	10.5%
Germany	7.7%
Switzerland	7.3%
United States of America	4.6%
Australia	3.7%
Cayman Islands	3.3%
Spain	3.0%
Other	22.8%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of December 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.9	98.2
Short-Term Investments and Net Other Assets	1.1	1.8
Top Ten Stocks as of December 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
LVMH Moet Hennessy - Louis Vuitton (France, Textiles, Apparel & Luxury Goods)	2.8	2.4
HSBC Holdings PLC (United Kingdom, Commercial Banks)	2.1	2.6
The Swatch Group AG (Bearer) (Switzerland, Textiles, Apparel & Luxury Goods)	2.1	2.0
Bayerische Motoren Werke AG (BMW) (Germany, Automobiles)	1.8	1.1
Novo Nordisk AS Series B (Denmark, Pharmaceuticals)	1.8	1.6
Volkswagen AG (Germany, Automobiles)	1.7	0.3
BHP Billiton PLC (United Kingdom, Metals & Mining)	1.6	1.2
Compagnie Financiere Richemont SA Series A (Switzerland, Textiles, Apparel & Luxury Goods)	1.5	0.9
Saipem SpA (Italy, Energy Equipment & Services)	1.5	1.1
Signet Jewelers Ltd. (Bermuda, Specialty Retail)	1.5	0.0
	18.4
Market Sectors as of December 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	27.4	21.9
Financials	21.3	24.8
Materials	10.6	8.8
Industrials	9.5	9.7
Information Technology	8.9	9.2
Energy	6.8	6.3
Health Care	6.0	8.6
Consumer Staples	4.3	5.0
Telecommunication Services	3.7	3.0
Utilities	0.4	0.9

Annual Report

Investments December 31, 2010

Showing Percentage of Net Assets

Common Stocks - 96.5%
	Shares	Value
Australia - 2.1%
AMP Ltd.	169,593	$ 916,615
Aristocrat Leisure Ltd. (d)	1,050,218	3,208,293
Australia & New Zealand Banking Group Ltd.	161,823	3,860,562
BHP Billiton Ltd.	318,002	14,771,546
Newcrest Mining Ltd.	258,132	10,665,381
Paladin Energy Ltd. (a)	546,057	2,750,479
Rio Tinto Ltd.	24,301	2,122,078
Westfield Retail Trust unit	158,772	416,899
TOTAL AUSTRALIA		38,711,853
Austria - 0.5%
Wienerberger AG (a)	479,120	9,153,937
Bailiwick of Jersey - 1.2%
Informa PLC	1,151,821	7,322,830
WPP PLC	1,147,486	14,195,520
TOTAL BAILIWICK OF JERSEY		21,518,350
Belgium - 1.3%
Ageas	1,039,800	2,377,264
Anheuser-Busch InBev SA NV	338,997	19,398,629
Hamon & Compagnie International SA	73,974	2,657,530
TOTAL BELGIUM		24,433,423
Bermuda - 2.3%
Clear Media Ltd. (a)	2,035,000	1,361,467
GOME Electrical Appliances Holdings Ltd. (a)	25,542,000	9,201,364
Huabao International Holdings Ltd.	2,642,000	4,276,148
Signet Jewelers Ltd. (a)	632,400	27,446,160
TOTAL BERMUDA		42,285,139
Brazil - 0.0%
Drogasil SA	66,000	536,893
British Virgin Islands - 0.0%
Mail.ru Group Ltd. GDR unit (a)(e)	6,600	237,600
Canada - 1.3%
Barrick Gold Corp.	73,000	3,888,258
Suncor Energy, Inc.	298,000	11,438,323
Uranium One, Inc.	823,300	3,929,518
Yamana Gold, Inc.	288,100	3,688,997
TOTAL CANADA		22,945,096
Cayman Islands - 4.7%
Ajisen (China) Holdings Ltd.	2,309,000	3,879,774
Bosideng International Holdings Ltd.	23,660,000	9,436,603
China Shanshui Cement Group Ltd.	5,679,000	4,055,124
China ZhengTong Auto Services Holdings Ltd.	602,000	567,727
Ctrip.com International Ltd. sponsored ADR (a)	102,100	4,129,945
Daphne International Holdings Ltd.	5,048,000	4,728,136
E-Commerce China Dangdang, Inc. ADR	59,800	1,618,786

	Shares	Value
Hengdeli Holdings Ltd.	29,546,000	$ 17,600,255
Little Sheep Group Ltd.	5,448,000	3,441,580
Natural Beauty Bio-Technology Ltd.	8,580,000	2,318,173
Noah Holdings Ltd. ADR	111,200	2,173,960
Peak Sport Products Co. Ltd.	6,502,000	4,266,349
Shenguan Holdings Group Ltd.	2,664,000	3,489,163
Silver Base Group Holdings Ltd.	17,981,000	15,985,682
Tencent Holdings Ltd.	398,400	8,657,415
TOTAL CAYMAN ISLANDS		86,348,672
China - 0.4%
Baidu.com, Inc. sponsored ADR (a)	81,700	7,886,501
Denmark - 3.2%
Carlsberg AS Series B	107,200	10,738,458
Danske Bank AS (a)	96,100	2,464,810
Novo Nordisk AS:
Series B	51,925	5,852,886
Series B sponsored ADR	236,100	26,577,777
Pandora A/S	134,500	8,105,607
William Demant Holding AS (a)	62,971	4,653,308
TOTAL DENMARK		58,392,846
France - 10.7%
Alstom SA	152,257	7,289,756
Atos Origin SA (a)	72,705	3,872,710
AXA SA	209,420	3,485,932
AXA SA sponsored ADR	158,600	2,640,690
BNP Paribas SA	223,399	14,220,367
Carrefour SA	130,903	5,399,284
Compagnie Generale de Geophysique SA (a)	184,500	5,635,186
Credit Agricole SA	315,700	4,011,552
Danone	206,912	13,007,676
Iliad Group SA	28,200	3,069,057
Ingenico SA	115,504	4,184,250
Ipsos SA	113,100	5,371,146
Laurent-Perrier Group	21,000	2,246,160
LVMH Moet Hennessy - Louis Vuitton	312,886	51,496,244
Safran SA	101,400	3,592,653
Sanofi-Aventis	45,238	2,901,744
Sanofi-Aventis sponsored ADR	515,600	16,617,788
Schneider Electric SA	101,394	15,183,143
Societe Generale Series A	180,737	9,718,977
Total SA	212,400	11,318,812
Total SA sponsored ADR	99,300	5,310,564
Vallourec SA	58,136	6,109,408
TOTAL FRANCE		196,683,099
Germany - 8.7%
Allianz AG	77,600	9,226,594
BASF AG	146,767	11,714,780
Bayerische Motoren Werke AG (BMW)	428,568	33,720,780
Deutsche Bank AG	91,246	4,770,040
Deutsche Bank AG (NY Shares)	33,900	1,764,495
Common Stocks - continued
	Shares	Value
Germany - continued
Deutsche Boerse AG	151,220	$ 10,472,983
Deutsche Lufthansa AG (a)	209,900	4,589,807
Deutsche Post AG	273,501	4,644,020
Fresenius Medical Care AG & Co. KGaA	272,500	15,750,094
HeidelbergCement AG	51,500	3,229,323
Hugo Boss AG	66,900	4,403,392
K&S AG	37,600	2,833,285
Kabel Deutschland Holding AG	115,800	5,399,508
Linde AG	69,387	10,534,081
MAN SE	64,363	7,657,886
Munich Re Group	23,549	3,571,975
Puma AG	17,183	5,697,470
Rheinmetall AG	35,400	2,847,834
SAP AG	154,842	7,887,605
SAP AG sponsored ADR (d)	129,900	6,574,239
Tom Tailor Holding AG	92,300	1,973,865
TOTAL GERMANY		159,264,056
Hong Kong - 2.8%
Cathay Pacific Airways Ltd.	3,106,000	8,571,721
China Unicom (Hong Kong) Ltd. sponsored ADR	415,000	5,913,750
Emperor Watch & Jewellery Ltd.	36,420,000	5,248,041
Hang Seng Bank Ltd.	131,600	2,163,844
Henderson Land Development Co. Ltd.	814,919	5,556,862
Henderson Land Development Co. Ltd. warrants 6/1/11 (a)	123,200	28,531
Hong Kong Exchanges and Clearing Ltd.	242,600	5,502,783
I.T Ltd.	4,802,000	3,638,955
Television Broadcasts Ltd.	1,125,000	6,079,125
Wharf Holdings Ltd.	1,050,000	8,078,482
TOTAL HONG KONG		50,782,094
Ireland - 1.2%
CRH PLC	554,756	11,513,244
Kingspan Group PLC (United Kingdom)	980,600	9,603,531
TOTAL IRELAND		21,116,775
Israel - 0.2%
Teva Pharmaceutical Industries Ltd. sponsored ADR	59,700	3,112,161
Italy - 3.0%
Bulgari SpA	646,400	6,987,354
Intesa Sanpaolo SpA	3,187,500	8,651,226
Saipem SpA	558,496	27,508,765
Tod's SpA	43,100	4,258,465
UniCredit SpA	2,558,038	5,294,310
Unione di Banche Italiane SCpA	246,904	2,162,225
TOTAL ITALY		54,862,345
Japan - 17.3%
Aozora Bank Ltd.	1,825,000	3,775,165
Asahi Glass Co. Ltd.	421,000	4,919,399

	Shares	Value
Canon, Inc.	218,000	$ 11,194,183
Canon, Inc. sponsored ADR	124,900	6,412,366
Denso Corp.	64,600	2,228,766
eAccess Ltd.	3,575	2,161,331
East Japan Railway Co.	43,300	2,815,046
Fanuc Ltd.	56,200	8,629,120
Fuji Media Holdings, Inc.	1,132	1,789,679
Hoya Corp.	107,800	2,617,516
Japan Retail Fund Investment Corp.	3,506	6,721,470
Japan Tobacco, Inc.	916	3,389,251
JFE Holdings, Inc.	123,900	4,314,341
JSR Corp.	121,600	2,268,349
Keyence Corp.	30,200	8,745,970
Konica Minolta Holdings, Inc.	114,000	1,184,707
Mazda Motor Corp.	4,278,000	12,273,274
Mitsubishi Corp.	422,200	11,426,406
Mitsubishi Electric Corp.	1,084,000	11,371,889
Mitsubishi Estate Co. Ltd.	428,000	7,936,563
Mitsubishi UFJ Financial Group, Inc.	2,944,500	15,872,212
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	675,000	3,651,750
Mitsui & Co. Ltd.	611,300	10,093,619
Mizuho Financial Group, Inc.	1,836,800	3,444,546
Mizuho Financial Group, Inc. ADR	509,700	1,911,375
MS&AD Insurance Group Holdings, Inc.	141,900	3,555,581
Murata Manufacturing Co. Ltd.	64,300	4,504,919
Nintendo Co. Ltd.	10,100	2,963,529
NKSJ Holdings, Inc. (a)	380,000	2,798,005
Nomura Holdings, Inc.	1,041,300	6,605,092
NSK Ltd.	587,000	5,305,153
ORIX Corp.	110,910	10,911,419
Rakuten, Inc.	9,640	8,071,415
Ricoh Co. Ltd.	619,000	9,069,876
Shin-Etsu Chemical Co., Ltd.	121,400	6,577,110
SMC Corp.	66,100	11,321,196
SOFTBANK CORP.	522,300	18,077,760
Sony Corp.	128,400	4,590,768
Sony Corp. sponsored ADR	34,500	1,231,995
Sumitomo Corp.	546,000	7,724,607
Sumitomo Mitsui Financial Group, Inc.	346,200	12,327,900
Tokio Marine Holdings, Inc.	128,400	3,837,060
Tokyo Electron Ltd.	159,500	10,094,564
Toshiba Corp. (a)	1,336,000	7,270,972
Toyota Motor Corp.	412,300	16,226,613
Toyota Motor Corp. sponsored ADR (d)	101,100	7,949,493
Yahoo! Japan Corp.	12,647	4,905,258
TOTAL JAPAN		317,068,578
Korea (South) - 0.5%
Samsung Electronics Co. Ltd.	9,803	8,297,034
Luxembourg - 0.3%
ArcelorMittal SA Class A unit (d)	159,300	6,074,109
Common Stocks - continued
	Shares	Value
Netherlands - 1.5%
AEGON NV (a)	308,300	$ 1,888,302
ASML Holding NV	146,200	5,605,308
ING Groep NV:
(Certificaten Van Aandelen) unit (a)	574,784	5,610,347
sponsored ADR (a)	174,500	1,708,355
Koninklijke Philips Electronics NV	268,116	8,223,973
Koninklijke Philips Electronics NV unit	138,500	4,251,950
TOTAL NETHERLANDS		27,288,235
Norway - 1.0%
Aker Solutions ASA	437,400	7,451,544
DnB NOR ASA	413,200	5,808,730
StatoilHydro ASA sponsored ADR (d)	206,500	4,908,505
TOTAL NORWAY		18,168,779
Russia - 0.2%
Uralkali JSC GDR (Reg. S)	85,200	3,128,544
Singapore - 0.1%
United Overseas Bank Ltd.	176,086	2,497,382
South Africa - 1.2%
Aspen Pharmacare Holdings Ltd.	640,300	8,892,680
Clicks Group Ltd.	1,178,104	7,707,023
Impala Platinum Holdings Ltd.	121,100	4,258,333
Nedbank Group Ltd.	99,700	1,961,645
TOTAL SOUTH AFRICA		22,819,681
Spain - 2.4%
Antena 3 Television SA	391,100	3,634,160
Banco Bilbao Vizcaya Argentaria SA	493,103	5,027,950
Banco Santander SA	1,231,235	13,126,610
Banco Santander SA sponsored ADR	164,500	1,751,925
EDP Renovaveis SA (a)	628,538	3,644,621
NH Hoteles SA (a)(d)	901,900	4,093,828
Telefonica SA	540,906	12,355,294
TOTAL SPAIN		43,634,388
Sweden - 1.3%
Elekta AB (B Shares)	472,500	18,199,041
Svenska Handelsbanken AB (A Shares)	98,900	3,163,116
Swedbank AB (A Shares) (a)	181,632	2,535,582
TOTAL SWEDEN		23,897,739
Switzerland - 6.0%
Compagnie Financiere Richemont SA Series A	473,964	27,901,124
Credit Suisse Group	71,082	2,864,968
Credit Suisse Group sponsored ADR	117,600	4,752,216
GAM Holding Ltd. (a)	228,269	3,774,758
Julius Baer Group Ltd.	144,820	6,789,164
Kuehne & Nagel International AG	33,380	4,644,547
Swiss Reinsurance Co.	40,826	2,197,953
The Swatch Group AG (Bearer)	86,670	38,664,301

	Shares	Value
UBS AG (a)	447,317	$ 7,349,849
UBS AG (NY Shares) (a)	300,443	4,948,296
Zurich Financial Services AG	25,658	6,651,362
TOTAL SWITZERLAND		110,538,538
Taiwan - 1.5%
Hon Hai Precision Industry Co. Ltd. (Foxconn)	645,360	2,599,582
HTC Corp.	684,900	21,131,642
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	249,667	3,130,824
TOTAL TAIWAN		26,862,048
Turkey - 0.9%
Boyner Buyuk Magazacilik AS (a)	2,434,000	6,551,073
Dogus Otomotiv Servis ve Ticaret AS	844,000	3,623,633
Turkcell Iletisim Hizmet AS sponsored ADR	343,200	5,879,016
TOTAL TURKEY		16,053,722
United Kingdom - 16.8%
Anglo American PLC:
ADR	238,400	6,224,624
(United Kingdom)	259,780	13,518,640
Aviva PLC	431,600	2,654,784
Barclays PLC	1,845,252	7,631,395
Barclays PLC Sponsored ADR (d)	669,100	11,053,532
BG Group PLC	582,221	11,772,243
BHP Billiton PLC	706,682	28,450,340
BP PLC	1,586,406	11,701,245
BP PLC sponsored ADR	104,300	4,606,931
Burberry Group PLC	415,700	7,289,751
Centrica PLC	854,600	4,421,237
Dunelm Group PLC	364,200	2,900,695
Great Portland Estates PLC	805,600	4,534,739
Hays PLC	1,754,300	3,527,956
Hikma Pharmaceuticals PLC	223,300	2,827,116
HSBC Holdings PLC:
(United Kingdom)	1,119,769	11,451,950
sponsored ADR	535,270	27,320,181
Imperial Tobacco Group PLC	387,432	11,895,616
InterContinental Hotel Group PLC	443,064	8,660,652
International Personal Finance PLC	713,300	4,273,363
ITV PLC (a)	3,249,900	3,551,767
Johnson Matthey PLC	248,370	7,897,137
Legal & General Group PLC	1,128,633	1,703,610
Lloyds Banking Group PLC (a)	4,266,744	4,407,554
Lloyds Banking Group PLC sponsored ADR	549,500	2,258,445
Man Group PLC	1,135,453	5,243,572
Prudential PLC	879,018	9,189,513
Rio Tinto PLC	204,415	14,580,888
Rio Tinto PLC sponsored ADR	103,200	7,395,312
Royal Bank of Scotland Group PLC (a)	1,668,800	1,025,533
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Royal Dutch Shell PLC:
Class A (United Kingdom)	281,700	$ 9,398,585
Class B	178,888	5,927,822
Schroders PLC	235,800	6,824,237
Standard Chartered PLC (United Kingdom)	290,623	7,823,684
Sthree PLC	229,400	1,312,771
SuperGroup PLC	161,400	3,265,952
Vodafone Group PLC	6,973,198	18,318,064
Vodafone Group PLC sponsored ADR	137,000	3,620,910
Xstrata PLC	344,400	8,089,287
TOTAL UNITED KINGDOM		308,551,633
United States of America - 1.9%
Apple, Inc. (a)	17,100	5,515,776
Deckers Outdoor Corp. (a)	209,300	16,689,582
Google, Inc. Class A (a)	14,200	8,434,374
Philip Morris International, Inc.	86,700	5,074,551
TOTAL UNITED STATES OF AMERICA		35,714,283
TOTAL COMMON STOCKS (Cost $1,435,750,820)		1,768,865,533
Nonconvertible Preferred Stocks - 2.4%

Germany - 2.4%
Hugo Boss AG (non-vtg.)	169,900	12,834,331
Volkswagen AG	191,947	31,155,263
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $28,393,566)		43,989,594
Money Market Funds - 2.6%
	Shares	Value
Fidelity Cash Central Fund, 0.19% (b)	20,163,895	$ 20,163,895
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	27,985,568	27,985,568
TOTAL MONEY MARKET FUNDS (Cost $48,149,463)		48,149,463
TOTAL INVESTMENT PORTFOLIO - 101.5% (Cost $1,512,293,849)		1,861,004,590
NET OTHER ASSETS (LIABILITIES) - (1.5)%		(27,428,200)
NET ASSETS - 100%		$ 1,833,576,390
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $237,600 or 0.0% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 16,477
Fidelity Securities Lending Cash Central Fund	1,148,632
Total	$ 1,165,109
Other Information

The following is a summary of the inputs used, as of December 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Japan	$ 317,068,578	$ 259,135,164	$ 57,933,414	$ -
United Kingdom	308,551,633	184,551,893	123,999,740	-
Germany	203,253,650	203,253,650	-	-
France	196,683,099	176,827,357	19,855,742	-
Switzerland	110,538,538	100,323,721	10,214,817	-
Cayman Islands	86,348,672	86,348,672	-	-
Denmark	58,392,846	52,539,960	5,852,886	-
Italy	54,862,345	54,862,345	-	-
Hong Kong	50,782,094	50,782,094	-	-
Other	426,373,672	339,660,886	86,712,786	-
Money Market Funds	48,149,463	48,149,463	-	-
Total Investments in Securities:	$ 1,861,004,590	$ 1,556,435,205	$ 304,569,385	$ -
Income Tax Information

At December 31, 2010, the Fund had a capital loss carryforward of approximately $461,114,094 of which $180,666,624 and $280,447,470 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2010

Assets
Investment in securities, at value (including securities loaned of $27,519,089) - See accompanying schedule: Unaffiliated issuers (cost $1,464,144,386)	$ 1,812,855,127
Fidelity Central Funds (cost $48,149,463)	48,149,463
Total Investments (cost $1,512,293,849)		$ 1,861,004,590
Receivable for investments sold		2,869,512
Receivable for fund shares sold		541,467
Dividends receivable		2,049,995
Distributions receivable from Fidelity Central Funds		25,743
Prepaid expenses		5,206
Other receivables		389,495
Total assets		1,866,886,008

Liabilities
Payable for investments purchased	$ 450,196
Payable for fund shares redeemed	2,712,905
Accrued management fee	1,074,552
Distribution and service plan fees payable	128,189
Other affiliated payables	180,250
Other payables and accrued expenses	777,958
Collateral on securities loaned, at value	27,985,568
Total liabilities		33,309,618

Net Assets		$ 1,833,576,390
Net Assets consist of:
Paid in capital		$ 1,967,196,831
Undistributed net investment income		26,675
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(482,401,583)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		348,754,467
Net Assets		$ 1,833,576,390

Statement of Assets and Liabilities - continued

December 31, 2010

Initial Class: Net Asset Value, offering price and redemption price per share ($779,501,175 ÷ 46,476,097 shares)	$ 16.77

Service Class: Net Asset Value, offering price and redemption price per share ($162,393,974 ÷ 9,723,054 shares)	$ 16.70

Service Class 2: Net Asset Value, offering price and redemption price per share ($461,032,624 ÷ 27,734,572 shares)	$ 16.62

Initial Class R: Net Asset Value, offering price and redemption price per share ($122,655,249 ÷ 7,330,609 shares)	$ 16.73

Service Class R: Net Asset Value, offering price and redemption price per share ($60,616,829 ÷ 3,635,151 shares)	$ 16.68

Service Class 2R: Net Asset Value, offering price and redemption price per share ($69,392,576 ÷ 4,209,944 shares)	$ 16.48

Investor Class R: Net Asset Value, offering price and redemption price per share ($177,983,963 ÷ 10,640,372 shares)	$ 16.73

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2010

Investment Income
Dividends		$ 40,140,121
Interest		23
Income from Fidelity Central Funds		1,165,109
Income before foreign taxes withheld		41,305,253
Less foreign taxes withheld		(3,176,380)
Total income		38,128,873

Expenses
Management fee	$ 12,060,613
Transfer agent fees	1,443,728
Distribution and service plan fees	1,443,017
Accounting and security lending fees	770,096
Custodian fees and expenses	346,550
Independent trustees' compensation	9,875
Appreciation in deferred trustee compensation account	33
Audit	82,867
Legal	13,693
Interest	2,688
Miscellaneous	27,039
Total expenses before reductions	16,200,199
Expense reductions	(491,686)	15,708,513
Net investment income (loss)		22,420,360
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $1,318)	70,397,991
Foreign currency transactions	(478,560)
Total net realized gain (loss)		69,919,431
Change in net unrealized appreciation (depreciation) on: Investment securities	119,019,938
Assets and liabilities in foreign currencies	32,134
Total change in net unrealized appreciation (depreciation)		119,052,072
Net gain (loss)		188,971,503
Net increase (decrease) in net assets resulting from operations		$ 211,391,863

Statement of Changes in Net Assets

	Year ended December 31, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 22,420,360	$ 33,212,492
Net realized gain (loss)	69,919,431	(285,899,417)
Change in net unrealized appreciation (depreciation)	119,052,072	627,435,395
Net increase (decrease) in net assets resulting from operations	211,391,863	374,748,470
Distributions to shareholders from net investment income	(22,348,246)	(32,759,678)
Distributions to shareholders from net realized gain	(3,258,162)	(5,176,451)
Total distributions	(25,606,408)	(37,936,129)
Share transactions - net increase (decrease)	(147,181,149)	(176,347,409)
Redemption fees	21,072	22,016
Total increase (decrease) in net assets	38,625,378	160,486,948

Net Assets
Beginning of period	1,794,951,012	1,634,464,064
End of period (including undistributed net investment income of $26,675 and distributions in excess of net investment income of $45,440, respectively)	$ 1,833,576,390	$ 1,794,951,012

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 15.05	$ 12.17	$ 25.33	$ 23.96	$ 20.60
Income from Investment Operations
Net investment income (loss) C	.21	.28	.46	.45	.38
Net realized and unrealized gain (loss)	1.76	2.93	(10.67)	3.42	3.30
Total from investment operations	1.97	3.21	(10.21)	3.87	3.68
Distributions from net investment income	(.22)	(.29)	(.49)	(.84)	(.19)
Distributions from net realized gain	(.03)	(.04)	(2.46)	(1.66)	(.13)
Total distributions	(.25)	(.33)	(2.95)	(2.50)	(.32)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 16.77	$ 15.05	$ 12.17	$ 25.33	$ 23.96
Total Return A,B	13.11%	26.53%	(43.83)%	17.41%	18.09%
Ratios to Average Net Assets D,F
Expenses before reductions	.86%	.88%	.87%	.85%	.88%
Expenses net of fee waivers, if any	.85%	.88%	.87%	.85%	.88%
Expenses net of all reductions	.83%	.84%	.84%	.82%	.81%
Net investment income (loss)	1.41%	2.17%	2.45%	1.85%	1.76%
Supplemental Data
Net assets, end of period (000 omitted)	$ 779,501	$ 758,018	$ 703,357	$ 1,702,235	$ 1,624,901
Portfolio turnover rate E	50%	78%	77%	62%	123%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Service Class

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 14.99	$ 12.12	$ 25.23	$ 23.86	$ 20.52
Income from Investment Operations
Net investment income (loss) C	.19	.26	.44	.43	.36
Net realized and unrealized gain (loss)	1.75	2.93	(10.61)	3.39	3.28
Total from investment operations	1.94	3.19	(10.17)	3.82	3.64
Distributions from net investment income	(.20)	(.28)	(.48)	(.79)	(.17)
Distributions from net realized gain	(.03)	(.04)	(2.46)	(1.66)	(.13)
Total distributions	(.23)	(.32)	(2.94)	(2.45)	(.30)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 16.70	$ 14.99	$ 12.12	$ 25.23	$ 23.86
Total Return A,B	12.99%	26.44%	(43.89)%	17.25%	17.95%
Ratios to Average Net Assets D,F
Expenses before reductions	.96%	.98%	.97%	.95%	.98%
Expenses net of fee waivers, if any	.95%	.98%	.97%	.95%	.98%
Expenses net of all reductions	.93%	.94%	.94%	.92%	.91%
Net investment income (loss)	1.31%	2.07%	2.35%	1.75%	1.66%
Supplemental Data
Net assets, end of period (000 omitted)	$ 162,394	$ 171,252	$ 165,608	$ 366,777	$ 362,060
Portfolio turnover rate E	50%	78%	77%	62%	123%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 14.92	$ 12.07	$ 25.12	$ 23.75	$ 20.43
Income from Investment Operations
Net investment income (loss) C	.17	.24	.40	.39	.33
Net realized and unrealized gain (loss)	1.74	2.91	(10.54)	3.37	3.27
Total from investment operations	1.91	3.15	(10.14)	3.76	3.60
Distributions from net investment income	(.18)	(.26)	(.45)	(.73)	(.15)
Distributions from net realized gain	(.03)	(.04)	(2.46)	(1.66)	(.13)
Total distributions	(.21)	(.30)	(2.91)	(2.39)	(.28)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 16.62	$ 14.92	$ 12.07	$ 25.12	$ 23.75
Total Return A,B	12.83%	26.22%	(43.96)%	17.05%	17.83%
Ratios to Average Net Assets D,F
Expenses before reductions	1.11%	1.12%	1.12%	1.10%	1.13%
Expenses net of fee waivers, if any	1.10%	1.12%	1.12%	1.10%	1.13%
Expenses net of all reductions	1.08%	1.09%	1.09%	1.07%	1.06%
Net investment income (loss)	1.16%	1.93%	2.21%	1.60%	1.51%
Supplemental Data
Net assets, end of period (000 omitted)	$ 461,033	$ 457,971	$ 414,492	$ 821,943	$ 703,421
Portfolio turnover rate E	50%	78%	77%	62%	123%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Initial Class R

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 15.02	$ 12.14	$ 25.28	$ 23.92	$ 20.57
Income from Investment Operations
Net investment income (loss) C	.21	.28	.46	.45	.38
Net realized and unrealized gain (loss)	1.75	2.93	(10.65)	3.41	3.29
Total from investment operations	1.96	3.21	(10.19)	3.86	3.67
Distributions from net investment income	(.22)	(.29)	(.49)	(.84)	(.19)
Distributions from net realized gain	(.03)	(.04)	(2.46)	(1.66)	(.13)
Total distributions	(.25)	(.33)	(2.95)	(2.50)	(.32)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 16.73	$ 15.02	$ 12.14	$ 25.28	$ 23.92
Total Return A,B	13.07%	26.60%	(43.84)%	17.40%	18.08%
Ratios to Average Net Assets D,F
Expenses before reductions	.86%	.88%	.87%	.85%	.88%
Expenses net of fee waivers, if any	.85%	.88%	.87%	.85%	.88%
Expenses net of all reductions	.83%	.84%	.84%	.82%	.81%
Net investment income (loss)	1.41%	2.17%	2.46%	1.85%	1.76%
Supplemental Data
Net assets, end of period (000 omitted)	$ 122,655	$ 128,689	$ 118,749	$ 275,678	$ 240,693
Portfolio turnover rate E	50%	78%	77%	62%	123%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class R

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 14.97	$ 12.10	$ 25.19	$ 23.83	$ 20.50
Income from Investment Operations
Net investment income (loss) C	.19	.27	.43	.43	.36
Net realized and unrealized gain (loss)	1.75	2.92	(10.58)	3.38	3.27
Total from investment operations	1.94	3.19	(10.15)	3.81	3.63
Distributions from net investment income	(.20)	(.28)	(.48)	(.79)	(.17)
Distributions from net realized gain	(.03)	(.04)	(2.46)	(1.66)	(.13)
Total distributions	(.23)	(.32)	(2.94)	(2.45)	(.30)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 16.68	$ 14.97	$ 12.10	$ 25.19	$ 23.83
Total Return A,B	13.01%	26.49%	(43.88)%	17.23%	17.95%
Ratios to Average Net Assets D,F
Expenses before reductions	.96%	.97%	.96%	.94%	.98%
Expenses net of fee waivers, if any	.95%	.97%	.96%	.94%	.98%
Expenses net of all reductions	.93%	.94%	.94%	.92%	.91%
Net investment income (loss)	1.31%	2.08%	2.36%	1.75%	1.66%
Supplemental Data
Net assets, end of period (000 omitted)	$ 60,617	$ 66,014	$ 61,825	$ 135,038	$ 133,934
Portfolio turnover rate E	50%	78%	77%	62%	123%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Service Class 2R

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 14.80	$ 11.98	$ 24.95	$ 23.61	$ 20.32
Income from Investment Operations
Net investment income (loss) C	.17	.25	.40	.39	.32
Net realized and unrealized gain (loss)	1.73	2.87	(10.46)	3.35	3.26
Total from investment operations	1.90	3.12	(10.06)	3.74	3.58
Distributions from net investment income	(.19)	(.26)	(.45)	(.74)	(.16)
Distributions from net realized gain	(.03)	(.04)	(2.46)	(1.66)	(.13)
Total distributions	(.22)	(.30)	(2.91)	(2.40)	(.29)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 16.48	$ 14.80	$ 11.98	$ 24.95	$ 23.61
Total Return A,B	12.82%	26.20%	(43.94)%	17.06%	17.81%
Ratios to Average Net Assets D,F
Expenses before reductions	1.11%	1.12%	1.11%	1.09%	1.13%
Expenses net of fee waivers, if any	1.10%	1.12%	1.11%	1.09%	1.13%
Expenses net of all reductions	1.08%	1.09%	1.09%	1.07%	1.06%
Net investment income (loss)	1.16%	1.93%	2.21%	1.60%	1.51%
Supplemental Data
Net assets, end of period (000 omitted)	$ 69,393	$ 64,200	$ 46,323	$ 95,871	$ 68,729
Portfolio turnover rate E	50%	78%	77%	62%	123%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class R

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 15.01	$ 12.14	$ 25.27	$ 23.91	$ 20.59
Income from Investment Operations
Net investment income (loss) C	.20	.27	.43	.42	.36
Net realized and unrealized gain (loss)	1.76	2.92	(10.62)	3.41	3.29
Total from investment operations	1.96	3.19	(10.19)	3.83	3.65
Distributions from net investment income	(.21)	(.28)	(.48)	(.81)	(.20)
Distributions from net realized gain	(.03)	(.04)	(2.46)	(1.66)	(.13)
Total distributions	(.24)	(.32)	(2.94)	(2.47)	(.33)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 16.73	$ 15.01	$ 12.14	$ 25.27	$ 23.91
Total Return A,B	13.07%	26.42%	(43.89)%	17.25%	17.94%
Ratios to Average Net Assets D,F
Expenses before reductions	.95%	.97%	.96%	.96%	1.01%
Expenses net of fee waivers, if any	.94%	.97%	.96%	.96%	1.01%
Expenses net of all reductions	.92%	.94%	.93%	.94%	.93%
Net investment income (loss)	1.32%	2.08%	2.36%	1.74%	1.64%
Supplemental Data
Net assets, end of period (000 omitted)	$ 177,984	$ 148,806	$ 124,111	$ 229,829	$ 122,018
Portfolio turnover rate E	50%	78%	77%	62%	123%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2010

1. Organization.

VIP Overseas Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Initial Class R shares, Service Class R shares, Service Class 2R shares and Investor Class R shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in significant transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of December 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to certain foreign taxes, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 467,323,274
Gross unrealized depreciation	(142,922,059)
Net unrealized appreciation (depreciation)	$ 324,401,215
Tax Cost	$ 1,536,603,375

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 3,095,129
Capital loss carryforward	$ (461,114,094)
Net unrealized appreciation (depreciation)	$ 324,444,941

The tax character of distributions paid was as follows:

	December 31, 2010	December 31, 2009
Ordinary Income	$ 25,606,408	$ 37,936,129

Trading (Redemption) Fees. Initial Class R shares, Service Class R shares, Service Class 2 R shares and Investor Class R shares held by investors less than 60 days are subject to a redemption fee equal to 1% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $833,549,159 and $998,122,373, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' and Service Class R's average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 156,474
Service Class 2	1,076,469
Service Class R	58,951
Service Class 2 R	151,123
$ 1,443,017

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor R Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class R pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .01% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC has agreed to voluntarily waive this fee until December 31, 2010. (See Note 9: Expense Reductions.) For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 565,513
Service Class	120,653
Service Class 2	328,709
Initial Class R	89,684
Service Class R	43,930
Service Class 2R	45,029
Investor Class R	250,210
$ 1,443,728

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,146 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,327,394.46%		$ 2,688

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6,726 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,148,632. During the period, there were no securities loaned to FCM.

Annual Report

9. Expense Reductions.

FMR or its affiliates agreed to waive certain fees during the period as noted in the table below.

Initial Class	$ 52,562
Service Class	11,339
Service Class 2	31,214
Initial Class R	8,436
Service Class R	4,270
Service Class 2R	4,382
Investor Class R	11,149
$ 123,352

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $368,334 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2010	2009
From net investment income
Initial Class	$ 10,110,257	$ 14,372,278
Service Class	1,970,639	3,138,360
Service Class 2	4,977,207	7,783,553
Initial Class R	1,595,066	2,454,887
Service Class R	737,292	1,206,143
Service Class 2R	764,839	1,088,142
Investor Class R	2,192,946	2,716,315
Total	$ 22,348,246	$ 32,759,678
From net realized gain
Initial Class	$ 1,378,672	$ 2,196,333
Service Class	289,800	510,078
Service Class 2	824,951	1,322,412
Initial Class R	217,509	370,967
Service Class R	108,425	192,822
Service Class 2R	124,028	169,786
Investor Class R	314,777	414,053
Total	$ 3,258,162	$ 5,176,451

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2010	2009	2010	2009
Initial Class
Shares sold	6,240,893	5,347,946	$ 91,816,123	$ 70,803,136
Reinvestment of distributions	695,035	1,154,164	11,488,929	16,568,611
Shares redeemed	(10,822,191)	(13,947,134)	(162,039,161)	(175,327,331)
Net increase (decrease)	(3,886,263)	(7,445,024)	$ (58,734,109)	$ (87,955,584)
Service Class
Shares sold	784,984	959,799	$ 11,710,566	$ 12,824,467
Reinvestment of distributions	137,329	255,575	2,260,439	3,648,438
Shares redeemed	(2,623,870)	(3,455,536)	(38,868,573)	(43,871,038)
Net increase (decrease)	(1,701,557)	(2,240,162)	$ (24,897,568)	$ (27,398,133)
Service Class 2
Shares sold	2,715,745	2,952,474	$ 39,743,530	$ 36,740,955
Reinvestment of distributions	354,006	640,998	5,802,158	9,105,965
Shares redeemed	(6,027,184)	(7,248,281)	(88,461,595)	(89,623,254)
Net increase (decrease)	(2,957,433)	(3,654,809)	$ (42,915,907)	$ (43,776,334)

Annual Report

Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2010	2009	2010	2009
Initial Class R
Shares sold	408,250	612,315	$ 6,248,778	$ 8,157,631
Reinvestment of distributions	109,920	197,166	1,812,575	2,825,854
Shares redeemed	(1,757,857)	(2,020,970)	(26,056,661)	(24,694,123)
Net increase (decrease)	(1,239,687)	(1,211,489)	$ (17,995,308)	$ (13,710,638)
Service Class R
Shares sold	220,630	305,936	$ 3,280,664	$ 4,003,822
Reinvestment of distributions	51,443	98,069	845,717	1,398,965
Shares redeemed	(1,047,945)	(1,102,231)	(15,463,802)	(13,550,063)
Net increase (decrease)	(775,872)	(698,226)	$ (11,337,421)	$ (8,147,276)
Service Class 2R
Shares sold	861,942	1,006,368	$ 12,744,208	$ 12,396,135
Reinvestment of distributions	54,700	88,897	888,867	1,257,928
Shares redeemed	(1,044,322)	(625,865)	(15,533,067)	(7,643,458)
Net increase (decrease)	(127,680)	469,400	$ (1,899,992)	$ 6,010,605
Investor Class R
Shares sold	2,450,123	1,131,791	$ 36,039,937	$ 15,649,216
Reinvestment of distributions	152,075	218,381	2,507,723	3,130,368
Shares redeemed	(1,872,670)	(1,661,407)	(27,948,504)	(20,149,633)
Net increase (decrease)	729,528	(311,235)	$ 10,599,156	$ (1,370,049)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 16% of the total outstanding shares of the Fund and two otherwise unaffiliated shareholders were the owners of record of 32% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP Overseas Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Overseas Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Overseas Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 408 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-
present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-
present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-
present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-
present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of VIP Overseas Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Initial Class	02/04/11	02/04/11	$0.03
Service Class	02/04/11	02/04/11	$0.03
Service Class 2	02/04/11	02/04/11	$0.03

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Initial Class	12/17/10	$0.263	$0.013
Service Class	12/17/10	$0.247	$0.013
Service Class 2	12/17/10	$0.224	$0.013

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Overseas Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Initial Class R and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Initial Class R and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP Overseas Portfolio

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Initial Class R of the fund was in the third quartile for the one- and five-year periods and the second quartile for the three-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the one- and five-year periods, although the three-year cumulative total return of Initial Class R compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Overseas Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Initial Class, Initial Class R, Investor Class R, Service Class, and Service Class R ranked below its competitive median for 2009 and the total expenses of each of Service Class 2 and Service Class 2 R ranked above its competitive median for 2009. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Japan) Inc.

Fidelity Management & Research (Hong Kong) Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

FIL Investment (Japan) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPOVRS-ANN-0211
1.540205.113

Fidelity® Variable Insurance Products:
Overseas Portfolio - Class R

Annual Report

December 31, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

The general research services agreement with Fidelity Research & Analysis Company has been terminated and is no longer in effect for the fund.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2010	Past 1 year	Past 5 years	Past 10 years
VIP Overseas Portfolio - Initial Class R A	13.07%	2.19%	3.10%
VIP Overseas Portfolio - Service Class R B	13.01%	2.10%	3.01%
VIP Overseas Portfolio - Service Class 2R C	12.82%	1.94%	2.87%
VIP Overseas Portfolio - Investor Class R D	13.07%	2.09%	3.05%

A The initial offering of Initial Class R shares took place on April 24, 2002. Returns prior to April 24, 2002 are those of Initial Class.

B The initial offering of Service Class R shares took place on April 24, 2002. Returns prior to April 24, 2002 are those of Service Class.

C The initial offering of Service Class 2R shares took place on April 24, 2002. Returns from prior to April 24, 2002 are those of Service Class 2.

D The initial offering of Investor Class R shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class R's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Overseas Portfolio - Initial Class R on December 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® (Europe, Australasia, Far East) Index performed over the same period. The initial offering of Initial Class R took place on April 24, 2002. See above for additional information regarding the performance of Initial Class R.

Annual Report

Management's Discussion of Fund Performance

Market Recap: While market improvements around the world hit a speed bump in the first half of the 12-month period ending December 31, 2010, world economies re-accelerated in August, supported by a broadening recovery and low inflation in the U.S. Domestic stock markets recorded solid gains for the year, lifted by a strong second-half rally fueled by economic optimism, encouraging earnings reports and a wave of corporate mergers. The large-cap S&P 500® Index rose 15.06%, the blue-chip-laden Dow Jones Industrial AverageSM added 14.06% and the technology-heavy Nasdaq Composite® Index climbed 18.02%. Meanwhile, international stocks, as represented by the MSCI® ACWI® (All Country World Index) ex USA Index, gained 11.29%, boosted in part by a depreciating U.S. dollar. In the fixed-income arena, U.S. taxable investment-grade bonds generated positive results during 2010, as the Barclays Capital® U.S. Aggregate Bond Index gained 6.54%. With ultra-low interest rates bolstering nearly all fixed-income securities for most of the year, sectors in the index with higher yields and more credit risk generally fared best, while most high-quality bonds generated more-moderate returns. Meanwhile, high-yield bonds, as represented by The BofA Merrill LynchSM US High Yield Constrained Index, returned 15.07%, a result of improved economic data and strengthening investor demand. Overseas, foreign bond markets showed mixed results, with a sizable disparity between the 3.97% return of the Citigroup® Non-U.S. Group of 7 Index - which measures the performance of sovereign debt of the major global economies outside the U.S. - and the 12.04% advance of the JPMorgan Emerging Markets Bond Index Global (EMBI Global), which benefited from the rising overall credit quality of emerging-markets debt issuers.

Comments from Graeme Rockett, Portfolio Manager of VIP Overseas Portfolio: For the 12 months ending December 31, 2010, the fund's share classes substantially outperformed the MSCI® EAFE® (Europe, Australasia, Far East) Index, which rose 7.88%. (For specific portfolio results, please refer to the performance section of this report.) Stock picking was especially effective in consumer discretionary, where an increased overweighting also helped, and in information technology and health care. However, security selection was poor in banking, and the fund was suboptimally positioned in the capital goods and food/beverage/tobacco industries. Contributing stocks included several luxury goods companies: France's LVMH and Switzerland's Swatch Group and Compagnie Financiere Richemont. Three out-of-benchmark investments also helped: Clicks Group, a South African retailer; Deckers Outdoor, a U.S.-based footwear company; and Baidu, a Chinese Internet search provider. Detractors included Scientific Games Corporation, an out-of-benchmark U.S. gaming company; Nestle, a Swiss food giant we underweighted; Intesa Sanpaolo, an Italian bank; and Ireland-based CRH, which supplies building materials. Some of the stocks I've mentioned were sold by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 to December 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period* July 1, 2010 to December 31, 2010
Initial Class	.84%
Actual		$ 1,000.00	$ 1,308.50	$ 4.89
Hypothetical A		$ 1,000.00	$ 1,020.97	$ 4.28
Service Class	.94%
Actual		$ 1,000.00	$ 1,307.90	$ 5.47
Hypothetical A		$ 1,000.00	$ 1,020.47	$ 4.79
Service Class 2	1.09%
Actual		$ 1,000.00	$ 1,307.00	$ 6.34
Hypothetical A		$ 1,000.00	$ 1,019.71	$ 5.55
Initial Class R	.84%
Actual		$ 1,000.00	$ 1,308.40	$ 4.89
Hypothetical A		$ 1,000.00	$ 1,020.97	$ 4.28
Service Class R	.94%
Actual		$ 1,000.00	$ 1,308.40	$ 5.47
Hypothetical A		$ 1,000.00	$ 1,020.47	$ 4.79
Service Class 2R	1.09%
Actual		$ 1,000.00	$ 1,306.60	$ 6.34
Hypothetical A		$ 1,000.00	$ 1,019.71	$ 5.55
Investor Class R	.93%
Actual		$ 1,000.00	$ 1,308.60	$ 5.41
Hypothetical A		$ 1,000.00	$ 1,020.52	$ 4.74

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of December 31, 2010
Japan	17.3%
United Kingdom	16.8%
Germany	11.1%
France	10.7%
Switzerland	6.0%
Cayman Islands	4.7%
Denmark	3.2%
United States of America	3.0%
Italy	3.0%
Other	24.2%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of June 30, 2010
Japan	19.3%
United Kingdom	17.8%
France	10.5%
Germany	7.7%
Switzerland	7.3%
United States of America	4.6%
Australia	3.7%
Cayman Islands	3.3%
Spain	3.0%
Other	22.8%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of December 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.9	98.2
Short-Term Investments and Net Other Assets	1.1	1.8
Top Ten Stocks as of December 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
LVMH Moet Hennessy - Louis Vuitton (France, Textiles, Apparel & Luxury Goods)	2.8	2.4
HSBC Holdings PLC (United Kingdom, Commercial Banks)	2.1	2.6
The Swatch Group AG (Bearer) (Switzerland, Textiles, Apparel & Luxury Goods)	2.1	2.0
Bayerische Motoren Werke AG (BMW) (Germany, Automobiles)	1.8	1.1
Novo Nordisk AS Series B (Denmark, Pharmaceuticals)	1.8	1.6
Volkswagen AG (Germany, Automobiles)	1.7	0.3
BHP Billiton PLC (United Kingdom, Metals & Mining)	1.6	1.2
Compagnie Financiere Richemont SA Series A (Switzerland, Textiles, Apparel & Luxury Goods)	1.5	0.9
Saipem SpA (Italy, Energy Equipment & Services)	1.5	1.1
Signet Jewelers Ltd. (Bermuda, Specialty Retail)	1.5	0.0
	18.4
Market Sectors as of December 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	27.4	21.9
Financials	21.3	24.8
Materials	10.6	8.8
Industrials	9.5	9.7
Information Technology	8.9	9.2
Energy	6.8	6.3
Health Care	6.0	8.6
Consumer Staples	4.3	5.0
Telecommunication Services	3.7	3.0
Utilities	0.4	0.9

Annual Report

Investments December 31, 2010

Showing Percentage of Net Assets

Common Stocks - 96.5%
	Shares	Value
Australia - 2.1%
AMP Ltd.	169,593	$ 916,615
Aristocrat Leisure Ltd. (d)	1,050,218	3,208,293
Australia & New Zealand Banking Group Ltd.	161,823	3,860,562
BHP Billiton Ltd.	318,002	14,771,546
Newcrest Mining Ltd.	258,132	10,665,381
Paladin Energy Ltd. (a)	546,057	2,750,479
Rio Tinto Ltd.	24,301	2,122,078
Westfield Retail Trust unit	158,772	416,899
TOTAL AUSTRALIA		38,711,853
Austria - 0.5%
Wienerberger AG (a)	479,120	9,153,937
Bailiwick of Jersey - 1.2%
Informa PLC	1,151,821	7,322,830
WPP PLC	1,147,486	14,195,520
TOTAL BAILIWICK OF JERSEY		21,518,350
Belgium - 1.3%
Ageas	1,039,800	2,377,264
Anheuser-Busch InBev SA NV	338,997	19,398,629
Hamon & Compagnie International SA	73,974	2,657,530
TOTAL BELGIUM		24,433,423
Bermuda - 2.3%
Clear Media Ltd. (a)	2,035,000	1,361,467
GOME Electrical Appliances Holdings Ltd. (a)	25,542,000	9,201,364
Huabao International Holdings Ltd.	2,642,000	4,276,148
Signet Jewelers Ltd. (a)	632,400	27,446,160
TOTAL BERMUDA		42,285,139
Brazil - 0.0%
Drogasil SA	66,000	536,893
British Virgin Islands - 0.0%
Mail.ru Group Ltd. GDR unit (a)(e)	6,600	237,600
Canada - 1.3%
Barrick Gold Corp.	73,000	3,888,258
Suncor Energy, Inc.	298,000	11,438,323
Uranium One, Inc.	823,300	3,929,518
Yamana Gold, Inc.	288,100	3,688,997
TOTAL CANADA		22,945,096
Cayman Islands - 4.7%
Ajisen (China) Holdings Ltd.	2,309,000	3,879,774
Bosideng International Holdings Ltd.	23,660,000	9,436,603
China Shanshui Cement Group Ltd.	5,679,000	4,055,124
China ZhengTong Auto Services Holdings Ltd.	602,000	567,727
Ctrip.com International Ltd. sponsored ADR (a)	102,100	4,129,945
Daphne International Holdings Ltd.	5,048,000	4,728,136
E-Commerce China Dangdang, Inc. ADR	59,800	1,618,786

	Shares	Value
Hengdeli Holdings Ltd.	29,546,000	$ 17,600,255
Little Sheep Group Ltd.	5,448,000	3,441,580
Natural Beauty Bio-Technology Ltd.	8,580,000	2,318,173
Noah Holdings Ltd. ADR	111,200	2,173,960
Peak Sport Products Co. Ltd.	6,502,000	4,266,349
Shenguan Holdings Group Ltd.	2,664,000	3,489,163
Silver Base Group Holdings Ltd.	17,981,000	15,985,682
Tencent Holdings Ltd.	398,400	8,657,415
TOTAL CAYMAN ISLANDS		86,348,672
China - 0.4%
Baidu.com, Inc. sponsored ADR (a)	81,700	7,886,501
Denmark - 3.2%
Carlsberg AS Series B	107,200	10,738,458
Danske Bank AS (a)	96,100	2,464,810
Novo Nordisk AS:
Series B	51,925	5,852,886
Series B sponsored ADR	236,100	26,577,777
Pandora A/S	134,500	8,105,607
William Demant Holding AS (a)	62,971	4,653,308
TOTAL DENMARK		58,392,846
France - 10.7%
Alstom SA	152,257	7,289,756
Atos Origin SA (a)	72,705	3,872,710
AXA SA	209,420	3,485,932
AXA SA sponsored ADR	158,600	2,640,690
BNP Paribas SA	223,399	14,220,367
Carrefour SA	130,903	5,399,284
Compagnie Generale de Geophysique SA (a)	184,500	5,635,186
Credit Agricole SA	315,700	4,011,552
Danone	206,912	13,007,676
Iliad Group SA	28,200	3,069,057
Ingenico SA	115,504	4,184,250
Ipsos SA	113,100	5,371,146
Laurent-Perrier Group	21,000	2,246,160
LVMH Moet Hennessy - Louis Vuitton	312,886	51,496,244
Safran SA	101,400	3,592,653
Sanofi-Aventis	45,238	2,901,744
Sanofi-Aventis sponsored ADR	515,600	16,617,788
Schneider Electric SA	101,394	15,183,143
Societe Generale Series A	180,737	9,718,977
Total SA	212,400	11,318,812
Total SA sponsored ADR	99,300	5,310,564
Vallourec SA	58,136	6,109,408
TOTAL FRANCE		196,683,099
Germany - 8.7%
Allianz AG	77,600	9,226,594
BASF AG	146,767	11,714,780
Bayerische Motoren Werke AG (BMW)	428,568	33,720,780
Deutsche Bank AG	91,246	4,770,040
Deutsche Bank AG (NY Shares)	33,900	1,764,495
Common Stocks - continued
	Shares	Value
Germany - continued
Deutsche Boerse AG	151,220	$ 10,472,983
Deutsche Lufthansa AG (a)	209,900	4,589,807
Deutsche Post AG	273,501	4,644,020
Fresenius Medical Care AG & Co. KGaA	272,500	15,750,094
HeidelbergCement AG	51,500	3,229,323
Hugo Boss AG	66,900	4,403,392
K&S AG	37,600	2,833,285
Kabel Deutschland Holding AG	115,800	5,399,508
Linde AG	69,387	10,534,081
MAN SE	64,363	7,657,886
Munich Re Group	23,549	3,571,975
Puma AG	17,183	5,697,470
Rheinmetall AG	35,400	2,847,834
SAP AG	154,842	7,887,605
SAP AG sponsored ADR (d)	129,900	6,574,239
Tom Tailor Holding AG	92,300	1,973,865
TOTAL GERMANY		159,264,056
Hong Kong - 2.8%
Cathay Pacific Airways Ltd.	3,106,000	8,571,721
China Unicom (Hong Kong) Ltd. sponsored ADR	415,000	5,913,750
Emperor Watch & Jewellery Ltd.	36,420,000	5,248,041
Hang Seng Bank Ltd.	131,600	2,163,844
Henderson Land Development Co. Ltd.	814,919	5,556,862
Henderson Land Development Co. Ltd. warrants 6/1/11 (a)	123,200	28,531
Hong Kong Exchanges and Clearing Ltd.	242,600	5,502,783
I.T Ltd.	4,802,000	3,638,955
Television Broadcasts Ltd.	1,125,000	6,079,125
Wharf Holdings Ltd.	1,050,000	8,078,482
TOTAL HONG KONG		50,782,094
Ireland - 1.2%
CRH PLC	554,756	11,513,244
Kingspan Group PLC (United Kingdom)	980,600	9,603,531
TOTAL IRELAND		21,116,775
Israel - 0.2%
Teva Pharmaceutical Industries Ltd. sponsored ADR	59,700	3,112,161
Italy - 3.0%
Bulgari SpA	646,400	6,987,354
Intesa Sanpaolo SpA	3,187,500	8,651,226
Saipem SpA	558,496	27,508,765
Tod's SpA	43,100	4,258,465
UniCredit SpA	2,558,038	5,294,310
Unione di Banche Italiane SCpA	246,904	2,162,225
TOTAL ITALY		54,862,345
Japan - 17.3%
Aozora Bank Ltd.	1,825,000	3,775,165
Asahi Glass Co. Ltd.	421,000	4,919,399

	Shares	Value
Canon, Inc.	218,000	$ 11,194,183
Canon, Inc. sponsored ADR	124,900	6,412,366
Denso Corp.	64,600	2,228,766
eAccess Ltd.	3,575	2,161,331
East Japan Railway Co.	43,300	2,815,046
Fanuc Ltd.	56,200	8,629,120
Fuji Media Holdings, Inc.	1,132	1,789,679
Hoya Corp.	107,800	2,617,516
Japan Retail Fund Investment Corp.	3,506	6,721,470
Japan Tobacco, Inc.	916	3,389,251
JFE Holdings, Inc.	123,900	4,314,341
JSR Corp.	121,600	2,268,349
Keyence Corp.	30,200	8,745,970
Konica Minolta Holdings, Inc.	114,000	1,184,707
Mazda Motor Corp.	4,278,000	12,273,274
Mitsubishi Corp.	422,200	11,426,406
Mitsubishi Electric Corp.	1,084,000	11,371,889
Mitsubishi Estate Co. Ltd.	428,000	7,936,563
Mitsubishi UFJ Financial Group, Inc.	2,944,500	15,872,212
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	675,000	3,651,750
Mitsui & Co. Ltd.	611,300	10,093,619
Mizuho Financial Group, Inc.	1,836,800	3,444,546
Mizuho Financial Group, Inc. ADR	509,700	1,911,375
MS&AD Insurance Group Holdings, Inc.	141,900	3,555,581
Murata Manufacturing Co. Ltd.	64,300	4,504,919
Nintendo Co. Ltd.	10,100	2,963,529
NKSJ Holdings, Inc. (a)	380,000	2,798,005
Nomura Holdings, Inc.	1,041,300	6,605,092
NSK Ltd.	587,000	5,305,153
ORIX Corp.	110,910	10,911,419
Rakuten, Inc.	9,640	8,071,415
Ricoh Co. Ltd.	619,000	9,069,876
Shin-Etsu Chemical Co., Ltd.	121,400	6,577,110
SMC Corp.	66,100	11,321,196
SOFTBANK CORP.	522,300	18,077,760
Sony Corp.	128,400	4,590,768
Sony Corp. sponsored ADR	34,500	1,231,995
Sumitomo Corp.	546,000	7,724,607
Sumitomo Mitsui Financial Group, Inc.	346,200	12,327,900
Tokio Marine Holdings, Inc.	128,400	3,837,060
Tokyo Electron Ltd.	159,500	10,094,564
Toshiba Corp. (a)	1,336,000	7,270,972
Toyota Motor Corp.	412,300	16,226,613
Toyota Motor Corp. sponsored ADR (d)	101,100	7,949,493
Yahoo! Japan Corp.	12,647	4,905,258
TOTAL JAPAN		317,068,578
Korea (South) - 0.5%
Samsung Electronics Co. Ltd.	9,803	8,297,034
Luxembourg - 0.3%
ArcelorMittal SA Class A unit (d)	159,300	6,074,109
Common Stocks - continued
	Shares	Value
Netherlands - 1.5%
AEGON NV (a)	308,300	$ 1,888,302
ASML Holding NV	146,200	5,605,308
ING Groep NV:
(Certificaten Van Aandelen) unit (a)	574,784	5,610,347
sponsored ADR (a)	174,500	1,708,355
Koninklijke Philips Electronics NV	268,116	8,223,973
Koninklijke Philips Electronics NV unit	138,500	4,251,950
TOTAL NETHERLANDS		27,288,235
Norway - 1.0%
Aker Solutions ASA	437,400	7,451,544
DnB NOR ASA	413,200	5,808,730
StatoilHydro ASA sponsored ADR (d)	206,500	4,908,505
TOTAL NORWAY		18,168,779
Russia - 0.2%
Uralkali JSC GDR (Reg. S)	85,200	3,128,544
Singapore - 0.1%
United Overseas Bank Ltd.	176,086	2,497,382
South Africa - 1.2%
Aspen Pharmacare Holdings Ltd.	640,300	8,892,680
Clicks Group Ltd.	1,178,104	7,707,023
Impala Platinum Holdings Ltd.	121,100	4,258,333
Nedbank Group Ltd.	99,700	1,961,645
TOTAL SOUTH AFRICA		22,819,681
Spain - 2.4%
Antena 3 Television SA	391,100	3,634,160
Banco Bilbao Vizcaya Argentaria SA	493,103	5,027,950
Banco Santander SA	1,231,235	13,126,610
Banco Santander SA sponsored ADR	164,500	1,751,925
EDP Renovaveis SA (a)	628,538	3,644,621
NH Hoteles SA (a)(d)	901,900	4,093,828
Telefonica SA	540,906	12,355,294
TOTAL SPAIN		43,634,388
Sweden - 1.3%
Elekta AB (B Shares)	472,500	18,199,041
Svenska Handelsbanken AB (A Shares)	98,900	3,163,116
Swedbank AB (A Shares) (a)	181,632	2,535,582
TOTAL SWEDEN		23,897,739
Switzerland - 6.0%
Compagnie Financiere Richemont SA Series A	473,964	27,901,124
Credit Suisse Group	71,082	2,864,968
Credit Suisse Group sponsored ADR	117,600	4,752,216
GAM Holding Ltd. (a)	228,269	3,774,758
Julius Baer Group Ltd.	144,820	6,789,164
Kuehne & Nagel International AG	33,380	4,644,547
Swiss Reinsurance Co.	40,826	2,197,953
The Swatch Group AG (Bearer)	86,670	38,664,301

	Shares	Value
UBS AG (a)	447,317	$ 7,349,849
UBS AG (NY Shares) (a)	300,443	4,948,296
Zurich Financial Services AG	25,658	6,651,362
TOTAL SWITZERLAND		110,538,538
Taiwan - 1.5%
Hon Hai Precision Industry Co. Ltd. (Foxconn)	645,360	2,599,582
HTC Corp.	684,900	21,131,642
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	249,667	3,130,824
TOTAL TAIWAN		26,862,048
Turkey - 0.9%
Boyner Buyuk Magazacilik AS (a)	2,434,000	6,551,073
Dogus Otomotiv Servis ve Ticaret AS	844,000	3,623,633
Turkcell Iletisim Hizmet AS sponsored ADR	343,200	5,879,016
TOTAL TURKEY		16,053,722
United Kingdom - 16.8%
Anglo American PLC:
ADR	238,400	6,224,624
(United Kingdom)	259,780	13,518,640
Aviva PLC	431,600	2,654,784
Barclays PLC	1,845,252	7,631,395
Barclays PLC Sponsored ADR (d)	669,100	11,053,532
BG Group PLC	582,221	11,772,243
BHP Billiton PLC	706,682	28,450,340
BP PLC	1,586,406	11,701,245
BP PLC sponsored ADR	104,300	4,606,931
Burberry Group PLC	415,700	7,289,751
Centrica PLC	854,600	4,421,237
Dunelm Group PLC	364,200	2,900,695
Great Portland Estates PLC	805,600	4,534,739
Hays PLC	1,754,300	3,527,956
Hikma Pharmaceuticals PLC	223,300	2,827,116
HSBC Holdings PLC:
(United Kingdom)	1,119,769	11,451,950
sponsored ADR	535,270	27,320,181
Imperial Tobacco Group PLC	387,432	11,895,616
InterContinental Hotel Group PLC	443,064	8,660,652
International Personal Finance PLC	713,300	4,273,363
ITV PLC (a)	3,249,900	3,551,767
Johnson Matthey PLC	248,370	7,897,137
Legal & General Group PLC	1,128,633	1,703,610
Lloyds Banking Group PLC (a)	4,266,744	4,407,554
Lloyds Banking Group PLC sponsored ADR	549,500	2,258,445
Man Group PLC	1,135,453	5,243,572
Prudential PLC	879,018	9,189,513
Rio Tinto PLC	204,415	14,580,888
Rio Tinto PLC sponsored ADR	103,200	7,395,312
Royal Bank of Scotland Group PLC (a)	1,668,800	1,025,533
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Royal Dutch Shell PLC:
Class A (United Kingdom)	281,700	$ 9,398,585
Class B	178,888	5,927,822
Schroders PLC	235,800	6,824,237
Standard Chartered PLC (United Kingdom)	290,623	7,823,684
Sthree PLC	229,400	1,312,771
SuperGroup PLC	161,400	3,265,952
Vodafone Group PLC	6,973,198	18,318,064
Vodafone Group PLC sponsored ADR	137,000	3,620,910
Xstrata PLC	344,400	8,089,287
TOTAL UNITED KINGDOM		308,551,633
United States of America - 1.9%
Apple, Inc. (a)	17,100	5,515,776
Deckers Outdoor Corp. (a)	209,300	16,689,582
Google, Inc. Class A (a)	14,200	8,434,374
Philip Morris International, Inc.	86,700	5,074,551
TOTAL UNITED STATES OF AMERICA		35,714,283
TOTAL COMMON STOCKS (Cost $1,435,750,820)		1,768,865,533
Nonconvertible Preferred Stocks - 2.4%

Germany - 2.4%
Hugo Boss AG (non-vtg.)	169,900	12,834,331
Volkswagen AG	191,947	31,155,263
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $28,393,566)		43,989,594
Money Market Funds - 2.6%
	Shares	Value
Fidelity Cash Central Fund, 0.19% (b)	20,163,895	$ 20,163,895
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	27,985,568	27,985,568
TOTAL MONEY MARKET FUNDS (Cost $48,149,463)		48,149,463
TOTAL INVESTMENT PORTFOLIO - 101.5% (Cost $1,512,293,849)		1,861,004,590
NET OTHER ASSETS (LIABILITIES) - (1.5)%		(27,428,200)
NET ASSETS - 100%		$ 1,833,576,390
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $237,600 or 0.0% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 16,477
Fidelity Securities Lending Cash Central Fund	1,148,632
Total	$ 1,165,109
Other Information

The following is a summary of the inputs used, as of December 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Japan	$ 317,068,578	$ 259,135,164	$ 57,933,414	$ -
United Kingdom	308,551,633	184,551,893	123,999,740	-
Germany	203,253,650	203,253,650	-	-
France	196,683,099	176,827,357	19,855,742	-
Switzerland	110,538,538	100,323,721	10,214,817	-
Cayman Islands	86,348,672	86,348,672	-	-
Denmark	58,392,846	52,539,960	5,852,886	-
Italy	54,862,345	54,862,345	-	-
Hong Kong	50,782,094	50,782,094	-	-
Other	426,373,672	339,660,886	86,712,786	-
Money Market Funds	48,149,463	48,149,463	-	-
Total Investments in Securities:	$ 1,861,004,590	$ 1,556,435,205	$ 304,569,385	$ -
Income Tax Information

At December 31, 2010, the Fund had a capital loss carryforward of approximately $461,114,094 of which $180,666,624 and $280,447,470 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2010

Assets
Investment in securities, at value (including securities loaned of $27,519,089) - See accompanying schedule: Unaffiliated issuers (cost $1,464,144,386)	$ 1,812,855,127
Fidelity Central Funds (cost $48,149,463)	48,149,463
Total Investments (cost $1,512,293,849)		$ 1,861,004,590
Receivable for investments sold		2,869,512
Receivable for fund shares sold		541,467
Dividends receivable		2,049,995
Distributions receivable from Fidelity Central Funds		25,743
Prepaid expenses		5,206
Other receivables		389,495
Total assets		1,866,886,008

Liabilities
Payable for investments purchased	$ 450,196
Payable for fund shares redeemed	2,712,905
Accrued management fee	1,074,552
Distribution and service plan fees payable	128,189
Other affiliated payables	180,250
Other payables and accrued expenses	777,958
Collateral on securities loaned, at value	27,985,568
Total liabilities		33,309,618

Net Assets		$ 1,833,576,390
Net Assets consist of:
Paid in capital		$ 1,967,196,831
Undistributed net investment income		26,675
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(482,401,583)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		348,754,467
Net Assets		$ 1,833,576,390

Statement of Assets and Liabilities - continued

December 31, 2010

Initial Class: Net Asset Value, offering price and redemption price per share ($779,501,175 ÷ 46,476,097 shares)	$ 16.77

Service Class: Net Asset Value, offering price and redemption price per share ($162,393,974 ÷ 9,723,054 shares)	$ 16.70

Service Class 2: Net Asset Value, offering price and redemption price per share ($461,032,624 ÷ 27,734,572 shares)	$ 16.62

Initial Class R: Net Asset Value, offering price and redemption price per share ($122,655,249 ÷ 7,330,609 shares)	$ 16.73

Service Class R: Net Asset Value, offering price and redemption price per share ($60,616,829 ÷ 3,635,151 shares)	$ 16.68

Service Class 2R: Net Asset Value, offering price and redemption price per share ($69,392,576 ÷ 4,209,944 shares)	$ 16.48

Investor Class R: Net Asset Value, offering price and redemption price per share ($177,983,963 ÷ 10,640,372 shares)	$ 16.73

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2010

Investment Income
Dividends		$ 40,140,121
Interest		23
Income from Fidelity Central Funds		1,165,109
Income before foreign taxes withheld		41,305,253
Less foreign taxes withheld		(3,176,380)
Total income		38,128,873

Expenses
Management fee	$ 12,060,613
Transfer agent fees	1,443,728
Distribution and service plan fees	1,443,017
Accounting and security lending fees	770,096
Custodian fees and expenses	346,550
Independent trustees' compensation	9,875
Appreciation in deferred trustee compensation account	33
Audit	82,867
Legal	13,693
Interest	2,688
Miscellaneous	27,039
Total expenses before reductions	16,200,199
Expense reductions	(491,686)	15,708,513
Net investment income (loss)		22,420,360
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $1,318)	70,397,991
Foreign currency transactions	(478,560)
Total net realized gain (loss)		69,919,431
Change in net unrealized appreciation (depreciation) on: Investment securities	119,019,938
Assets and liabilities in foreign currencies	32,134
Total change in net unrealized appreciation (depreciation)		119,052,072
Net gain (loss)		188,971,503
Net increase (decrease) in net assets resulting from operations		$ 211,391,863

Statement of Changes in Net Assets

	Year ended December 31, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 22,420,360	$ 33,212,492
Net realized gain (loss)	69,919,431	(285,899,417)
Change in net unrealized appreciation (depreciation)	119,052,072	627,435,395
Net increase (decrease) in net assets resulting from operations	211,391,863	374,748,470
Distributions to shareholders from net investment income	(22,348,246)	(32,759,678)
Distributions to shareholders from net realized gain	(3,258,162)	(5,176,451)
Total distributions	(25,606,408)	(37,936,129)
Share transactions - net increase (decrease)	(147,181,149)	(176,347,409)
Redemption fees	21,072	22,016
Total increase (decrease) in net assets	38,625,378	160,486,948

Net Assets
Beginning of period	1,794,951,012	1,634,464,064
End of period (including undistributed net investment income of $26,675 and distributions in excess of net investment income of $45,440, respectively)	$ 1,833,576,390	$ 1,794,951,012

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 15.05	$ 12.17	$ 25.33	$ 23.96	$ 20.60
Income from Investment Operations
Net investment income (loss) C	.21	.28	.46	.45	.38
Net realized and unrealized gain (loss)	1.76	2.93	(10.67)	3.42	3.30
Total from investment operations	1.97	3.21	(10.21)	3.87	3.68
Distributions from net investment income	(.22)	(.29)	(.49)	(.84)	(.19)
Distributions from net realized gain	(.03)	(.04)	(2.46)	(1.66)	(.13)
Total distributions	(.25)	(.33)	(2.95)	(2.50)	(.32)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 16.77	$ 15.05	$ 12.17	$ 25.33	$ 23.96
Total Return A,B	13.11%	26.53%	(43.83)%	17.41%	18.09%
Ratios to Average Net Assets D,F
Expenses before reductions	.86%	.88%	.87%	.85%	.88%
Expenses net of fee waivers, if any	.85%	.88%	.87%	.85%	.88%
Expenses net of all reductions	.83%	.84%	.84%	.82%	.81%
Net investment income (loss)	1.41%	2.17%	2.45%	1.85%	1.76%
Supplemental Data
Net assets, end of period (000 omitted)	$ 779,501	$ 758,018	$ 703,357	$ 1,702,235	$ 1,624,901
Portfolio turnover rate E	50%	78%	77%	62%	123%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Service Class

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 14.99	$ 12.12	$ 25.23	$ 23.86	$ 20.52
Income from Investment Operations
Net investment income (loss) C	.19	.26	.44	.43	.36
Net realized and unrealized gain (loss)	1.75	2.93	(10.61)	3.39	3.28
Total from investment operations	1.94	3.19	(10.17)	3.82	3.64
Distributions from net investment income	(.20)	(.28)	(.48)	(.79)	(.17)
Distributions from net realized gain	(.03)	(.04)	(2.46)	(1.66)	(.13)
Total distributions	(.23)	(.32)	(2.94)	(2.45)	(.30)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 16.70	$ 14.99	$ 12.12	$ 25.23	$ 23.86
Total Return A,B	12.99%	26.44%	(43.89)%	17.25%	17.95%
Ratios to Average Net Assets D,F
Expenses before reductions	.96%	.98%	.97%	.95%	.98%
Expenses net of fee waivers, if any	.95%	.98%	.97%	.95%	.98%
Expenses net of all reductions	.93%	.94%	.94%	.92%	.91%
Net investment income (loss)	1.31%	2.07%	2.35%	1.75%	1.66%
Supplemental Data
Net assets, end of period (000 omitted)	$ 162,394	$ 171,252	$ 165,608	$ 366,777	$ 362,060
Portfolio turnover rate E	50%	78%	77%	62%	123%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 14.92	$ 12.07	$ 25.12	$ 23.75	$ 20.43
Income from Investment Operations
Net investment income (loss) C	.17	.24	.40	.39	.33
Net realized and unrealized gain (loss)	1.74	2.91	(10.54)	3.37	3.27
Total from investment operations	1.91	3.15	(10.14)	3.76	3.60
Distributions from net investment income	(.18)	(.26)	(.45)	(.73)	(.15)
Distributions from net realized gain	(.03)	(.04)	(2.46)	(1.66)	(.13)
Total distributions	(.21)	(.30)	(2.91)	(2.39)	(.28)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 16.62	$ 14.92	$ 12.07	$ 25.12	$ 23.75
Total Return A,B	12.83%	26.22%	(43.96)%	17.05%	17.83%
Ratios to Average Net Assets D,F
Expenses before reductions	1.11%	1.12%	1.12%	1.10%	1.13%
Expenses net of fee waivers, if any	1.10%	1.12%	1.12%	1.10%	1.13%
Expenses net of all reductions	1.08%	1.09%	1.09%	1.07%	1.06%
Net investment income (loss)	1.16%	1.93%	2.21%	1.60%	1.51%
Supplemental Data
Net assets, end of period (000 omitted)	$ 461,033	$ 457,971	$ 414,492	$ 821,943	$ 703,421
Portfolio turnover rate E	50%	78%	77%	62%	123%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Initial Class R

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 15.02	$ 12.14	$ 25.28	$ 23.92	$ 20.57
Income from Investment Operations
Net investment income (loss) C	.21	.28	.46	.45	.38
Net realized and unrealized gain (loss)	1.75	2.93	(10.65)	3.41	3.29
Total from investment operations	1.96	3.21	(10.19)	3.86	3.67
Distributions from net investment income	(.22)	(.29)	(.49)	(.84)	(.19)
Distributions from net realized gain	(.03)	(.04)	(2.46)	(1.66)	(.13)
Total distributions	(.25)	(.33)	(2.95)	(2.50)	(.32)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 16.73	$ 15.02	$ 12.14	$ 25.28	$ 23.92
Total Return A,B	13.07%	26.60%	(43.84)%	17.40%	18.08%
Ratios to Average Net Assets D,F
Expenses before reductions	.86%	.88%	.87%	.85%	.88%
Expenses net of fee waivers, if any	.85%	.88%	.87%	.85%	.88%
Expenses net of all reductions	.83%	.84%	.84%	.82%	.81%
Net investment income (loss)	1.41%	2.17%	2.46%	1.85%	1.76%
Supplemental Data
Net assets, end of period (000 omitted)	$ 122,655	$ 128,689	$ 118,749	$ 275,678	$ 240,693
Portfolio turnover rate E	50%	78%	77%	62%	123%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class R

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 14.97	$ 12.10	$ 25.19	$ 23.83	$ 20.50
Income from Investment Operations
Net investment income (loss) C	.19	.27	.43	.43	.36
Net realized and unrealized gain (loss)	1.75	2.92	(10.58)	3.38	3.27
Total from investment operations	1.94	3.19	(10.15)	3.81	3.63
Distributions from net investment income	(.20)	(.28)	(.48)	(.79)	(.17)
Distributions from net realized gain	(.03)	(.04)	(2.46)	(1.66)	(.13)
Total distributions	(.23)	(.32)	(2.94)	(2.45)	(.30)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 16.68	$ 14.97	$ 12.10	$ 25.19	$ 23.83
Total Return A,B	13.01%	26.49%	(43.88)%	17.23%	17.95%
Ratios to Average Net Assets D,F
Expenses before reductions	.96%	.97%	.96%	.94%	.98%
Expenses net of fee waivers, if any	.95%	.97%	.96%	.94%	.98%
Expenses net of all reductions	.93%	.94%	.94%	.92%	.91%
Net investment income (loss)	1.31%	2.08%	2.36%	1.75%	1.66%
Supplemental Data
Net assets, end of period (000 omitted)	$ 60,617	$ 66,014	$ 61,825	$ 135,038	$ 133,934
Portfolio turnover rate E	50%	78%	77%	62%	123%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Service Class 2R

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 14.80	$ 11.98	$ 24.95	$ 23.61	$ 20.32
Income from Investment Operations
Net investment income (loss) C	.17	.25	.40	.39	.32
Net realized and unrealized gain (loss)	1.73	2.87	(10.46)	3.35	3.26
Total from investment operations	1.90	3.12	(10.06)	3.74	3.58
Distributions from net investment income	(.19)	(.26)	(.45)	(.74)	(.16)
Distributions from net realized gain	(.03)	(.04)	(2.46)	(1.66)	(.13)
Total distributions	(.22)	(.30)	(2.91)	(2.40)	(.29)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 16.48	$ 14.80	$ 11.98	$ 24.95	$ 23.61
Total Return A,B	12.82%	26.20%	(43.94)%	17.06%	17.81%
Ratios to Average Net Assets D,F
Expenses before reductions	1.11%	1.12%	1.11%	1.09%	1.13%
Expenses net of fee waivers, if any	1.10%	1.12%	1.11%	1.09%	1.13%
Expenses net of all reductions	1.08%	1.09%	1.09%	1.07%	1.06%
Net investment income (loss)	1.16%	1.93%	2.21%	1.60%	1.51%
Supplemental Data
Net assets, end of period (000 omitted)	$ 69,393	$ 64,200	$ 46,323	$ 95,871	$ 68,729
Portfolio turnover rate E	50%	78%	77%	62%	123%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class R

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 15.01	$ 12.14	$ 25.27	$ 23.91	$ 20.59
Income from Investment Operations
Net investment income (loss) C	.20	.27	.43	.42	.36
Net realized and unrealized gain (loss)	1.76	2.92	(10.62)	3.41	3.29
Total from investment operations	1.96	3.19	(10.19)	3.83	3.65
Distributions from net investment income	(.21)	(.28)	(.48)	(.81)	(.20)
Distributions from net realized gain	(.03)	(.04)	(2.46)	(1.66)	(.13)
Total distributions	(.24)	(.32)	(2.94)	(2.47)	(.33)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 16.73	$ 15.01	$ 12.14	$ 25.27	$ 23.91
Total Return A,B	13.07%	26.42%	(43.89)%	17.25%	17.94%
Ratios to Average Net Assets D,F
Expenses before reductions	.95%	.97%	.96%	.96%	1.01%
Expenses net of fee waivers, if any	.94%	.97%	.96%	.96%	1.01%
Expenses net of all reductions	.92%	.94%	.93%	.94%	.93%
Net investment income (loss)	1.32%	2.08%	2.36%	1.74%	1.64%
Supplemental Data
Net assets, end of period (000 omitted)	$ 177,984	$ 148,806	$ 124,111	$ 229,829	$ 122,018
Portfolio turnover rate E	50%	78%	77%	62%	123%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2010

1. Organization.

VIP Overseas Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Initial Class R shares, Service Class R shares, Service Class 2R shares and Investor Class R shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in significant transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of December 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to certain foreign taxes, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 467,323,274
Gross unrealized depreciation	(142,922,059)
Net unrealized appreciation (depreciation)	$ 324,401,215
Tax Cost	$ 1,536,603,375

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 3,095,129
Capital loss carryforward	$ (461,114,094)
Net unrealized appreciation (depreciation)	$ 324,444,941

The tax character of distributions paid was as follows:

	December 31, 2010	December 31, 2009
Ordinary Income	$ 25,606,408	$ 37,936,129

Trading (Redemption) Fees. Initial Class R shares, Service Class R shares, Service Class 2 R shares and Investor Class R shares held by investors less than 60 days are subject to a redemption fee equal to 1% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $833,549,159 and $998,122,373, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' and Service Class R's average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 156,474
Service Class 2	1,076,469
Service Class R	58,951
Service Class 2 R	151,123
$ 1,443,017

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor R Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class R pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .01% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC has agreed to voluntarily waive this fee until December 31, 2010. (See Note 9: Expense Reductions.) For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 565,513
Service Class	120,653
Service Class 2	328,709
Initial Class R	89,684
Service Class R	43,930
Service Class 2R	45,029
Investor Class R	250,210
$ 1,443,728

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,146 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,327,394.46%		$ 2,688

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6,726 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,148,632. During the period, there were no securities loaned to FCM.

Annual Report

9. Expense Reductions.

FMR or its affiliates agreed to waive certain fees during the period as noted in the table below.

Initial Class	$ 52,562
Service Class	11,339
Service Class 2	31,214
Initial Class R	8,436
Service Class R	4,270
Service Class 2R	4,382
Investor Class R	11,149
$ 123,352

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $368,334 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2010	2009
From net investment income
Initial Class	$ 10,110,257	$ 14,372,278
Service Class	1,970,639	3,138,360
Service Class 2	4,977,207	7,783,553
Initial Class R	1,595,066	2,454,887
Service Class R	737,292	1,206,143
Service Class 2R	764,839	1,088,142
Investor Class R	2,192,946	2,716,315
Total	$ 22,348,246	$ 32,759,678
From net realized gain
Initial Class	$ 1,378,672	$ 2,196,333
Service Class	289,800	510,078
Service Class 2	824,951	1,322,412
Initial Class R	217,509	370,967
Service Class R	108,425	192,822
Service Class 2R	124,028	169,786
Investor Class R	314,777	414,053
Total	$ 3,258,162	$ 5,176,451

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2010	2009	2010	2009
Initial Class
Shares sold	6,240,893	5,347,946	$ 91,816,123	$ 70,803,136
Reinvestment of distributions	695,035	1,154,164	11,488,929	16,568,611
Shares redeemed	(10,822,191)	(13,947,134)	(162,039,161)	(175,327,331)
Net increase (decrease)	(3,886,263)	(7,445,024)	$ (58,734,109)	$ (87,955,584)
Service Class
Shares sold	784,984	959,799	$ 11,710,566	$ 12,824,467
Reinvestment of distributions	137,329	255,575	2,260,439	3,648,438
Shares redeemed	(2,623,870)	(3,455,536)	(38,868,573)	(43,871,038)
Net increase (decrease)	(1,701,557)	(2,240,162)	$ (24,897,568)	$ (27,398,133)
Service Class 2
Shares sold	2,715,745	2,952,474	$ 39,743,530	$ 36,740,955
Reinvestment of distributions	354,006	640,998	5,802,158	9,105,965
Shares redeemed	(6,027,184)	(7,248,281)	(88,461,595)	(89,623,254)
Net increase (decrease)	(2,957,433)	(3,654,809)	$ (42,915,907)	$ (43,776,334)

Annual Report

Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2010	2009	2010	2009
Initial Class R
Shares sold	408,250	612,315	$ 6,248,778	$ 8,157,631
Reinvestment of distributions	109,920	197,166	1,812,575	2,825,854
Shares redeemed	(1,757,857)	(2,020,970)	(26,056,661)	(24,694,123)
Net increase (decrease)	(1,239,687)	(1,211,489)	$ (17,995,308)	$ (13,710,638)
Service Class R
Shares sold	220,630	305,936	$ 3,280,664	$ 4,003,822
Reinvestment of distributions	51,443	98,069	845,717	1,398,965
Shares redeemed	(1,047,945)	(1,102,231)	(15,463,802)	(13,550,063)
Net increase (decrease)	(775,872)	(698,226)	$ (11,337,421)	$ (8,147,276)
Service Class 2R
Shares sold	861,942	1,006,368	$ 12,744,208	$ 12,396,135
Reinvestment of distributions	54,700	88,897	888,867	1,257,928
Shares redeemed	(1,044,322)	(625,865)	(15,533,067)	(7,643,458)
Net increase (decrease)	(127,680)	469,400	$ (1,899,992)	$ 6,010,605
Investor Class R
Shares sold	2,450,123	1,131,791	$ 36,039,937	$ 15,649,216
Reinvestment of distributions	152,075	218,381	2,507,723	3,130,368
Shares redeemed	(1,872,670)	(1,661,407)	(27,948,504)	(20,149,633)
Net increase (decrease)	729,528	(311,235)	$ 10,599,156	$ (1,370,049)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 16% of the total outstanding shares of the Fund and two otherwise unaffiliated shareholders were the owners of record of 32% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP Overseas Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Overseas Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Overseas Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 408 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-
present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-
present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-
present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-
present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of VIP Overseas Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Initial Class R	02/04/11	02/04/11	$0.03
Service Class R	02/04/11	02/04/11	$0.03
Service Class 2R	02/04/11	02/04/11	$0.03
Investor Class R	02/04/11	02/04/11	$0.03

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Initial Class R	12/17/10	$0.263	$0.013
Service Class R	12/17/10	$0.247	$0.013
Service Class 2R	12/17/10	$0.228	$0.013
Investor Class R	12/17/10	$0.252	$0.013

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Overseas Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Initial Class R and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Initial Class R and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP Overseas Portfolio

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Initial Class R of the fund was in the third quartile for the one- and five-year periods and the second quartile for the three-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the one- and five-year periods, although the three-year cumulative total return of Initial Class R compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Overseas Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Initial Class, Initial Class R, Investor Class R, Service Class, and Service Class R ranked below its competitive median for 2009 and the total expenses of each of Service Class 2 and Service Class 2 R ranked above its competitive median for 2009. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Japan) Inc.

Fidelity Management & Research (Hong Kong) Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

FIL Investment (Japan) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPOVRSR-ANN-0211
1.781996.108

Fidelity® Variable Insurance Products:
Value Portfolio

Annual Report

December 31, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

The general research services agreement with Fidelity Research & Analysis Company has been terminated and is no longer in effect for the fund.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2010	Past 1 year	Past 5 years	Life of fundA
VIP Value Portfolio - Initial Class	17.82%	1.03%	3.22%
VIP Value Portfolio - Service Class	17.73%	0.92%	3.11%
VIP Value Portfolio - Service Class 2	17.52%	0.76%	2.96%
VIP Value Portfolio - Investor Class B	17.74%	0.92%	3.16%

A From May 9, 2001.

B The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Value Portfolio - Initial Class on May 9, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: While market improvements around the world hit a speed bump in the first half of the 12-month period ending December 31, 2010, world economies re-accelerated in August, supported by a broadening recovery and low inflation in the U.S. Domestic stock markets recorded solid gains for the year, lifted by a strong second-half rally fueled by economic optimism, encouraging earnings reports and a wave of corporate mergers. The large-cap S&P 500® Index rose 15.06%, the blue-chip-laden Dow Jones Industrial AverageSM added 14.06% and the technology-heavy Nasdaq Composite® Index climbed 18.02%. Meanwhile, international stocks, as represented by the MSCI® ACWI® (All Country World Index) ex USA Index, gained 11.29%, boosted in part by a depreciating U.S. dollar. In the fixed-income arena, U.S. taxable investment-grade bonds generated positive results during 2010, as the Barclays Capital® U.S. Aggregate Bond Index gained 6.54%. With ultra-low interest rates bolstering nearly all fixed-income securities for most of the year, sectors in the index with higher yields and more credit risk generally fared best, while most high-quality bonds generated more-moderate returns. Meanwhile, high-yield bonds, as represented by The BofA Merrill LynchSM US High Yield Constrained Index, returned 15.07%, a result of improved economic data and strengthening investor demand. Overseas, foreign bond markets showed mixed results, with a sizable disparity between the 3.97% return of the Citigroup® Non-U.S. Group of 7 Index - which measures the performance of sovereign debt of the major global economies outside the U.S. - and the 12.04% advance of the JPMorgan Emerging Markets Bond Index Global (EMBI Global), which benefited from the rising overall credit quality of emerging-markets debt issuers.

Comments from Scott Offen, who became sole Portfolio Manager of VIP Value Portfolio on July 31, 2010, after serving as Co-Portfolio Manager since May 1, 2010: For the year, the fund's share classes outperformed the Russell 3000® Value Index, which returned 16.23%. (For specific portfolio results, please refer to the performance section of this report.) Relative to the index, the fund was helped the most by strong positioning in financials - particularly among banks - and some good stock picks in industrials and health care. An overweighting in the top-performing consumer discretionary sector also helped, as did an underweighting in health care, which was by far the market's weakest segment. Carrying a bias toward smaller-cap stocks further buoyed relative performance, as that segment of the market outperformed. On the flip side, weak stock selection in energy notably detracted, along with picks in consumer durables/apparel, utilities and information technology. On an individual security basis, the fund was helped the most by its overweighting in diesel-engine manufacturer Cummins and underexposure to three poor-performing index constituents - integrated oil firm Exxon Mobil, pharmaceutical giant Pfizer and insurance-focused conglomerate Berkshire Hathaway, the latter of which the fund didn't own. Investments in U.K.-based Virgin Media and retailer OfficeMax also contributed. Among the biggest individual detractors were homebuilders PulteGroup, KB Home and M/I Homes, the latter of which was a case of untimely ownership. KB Home and M/I Homes were sold by period end. Underweighting industrial conglomerate General Electric and modestly overweighting banking firm Wells Fargo also hurt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 to December 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period* July 1, 2010 to December 31, 2010
Initial Class	.72%
Actual		$ 1,000.00	$ 1,231.50	$ 4.05
HypotheticalA		$ 1,000.00	$ 1,021.58	$ 3.67
Service Class	.81%
Actual		$ 1,000.00	$ 1,230.70	$ 4.55
HypotheticalA		$ 1,000.00	$ 1,021.12	$ 4.13
Service Class 2.97%
Actual		$ 1,000.00	$ 1,228.90	$ 5.45
HypotheticalA		$ 1,000.00	$ 1,020.32	$ 4.94
Investor Class	.80%
Actual		$ 1,000.00	$ 1,230.80	$ 4.50
HypotheticalA		$ 1,000.00	$ 1,021.17	$ 4.08

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	2.4	3.1
Philip Morris International, Inc.	2.3	2.1
Wells Fargo & Co.	2.1	2.9
Chevron Corp.	2.0	1.0
U.S. Bancorp, Delaware	2.0	1.3
Goldman Sachs Group, Inc.	1.9	0.5
Merck & Co., Inc.	1.9	2.1
Citigroup, Inc.	1.9	1.9
Bank of America Corp.	1.9	3.1
General Electric Co.	1.5	0.6
	19.9
Top Five Market Sectors as of December 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.7	25.7
Industrials	12.9	10.5
Consumer Discretionary	12.9	10.6
Energy	12.0	10.8
Health Care	10.8	11.5
Asset Allocation (% of fund's net assets)
As of December 31, 2010 *		As of June 30, 2010 **
	Stocks 98.6%		Stocks 98.0%
	Short-Term Investments and Net Other Assets 1.4%		Short-Term Investments and Net Other Assets 2.0%
* Foreign investments	9.1%	** Foreign investments	7.0%

Annual Report

Investments December 31, 2010

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
CONSUMER DISCRETIONARY - 12.9%
Auto Components - 0.6%
Modine Manufacturing Co. (a)	22,065	$ 342,008
Tenneco, Inc. (a)	13,000	535,080
		877,088
Automobiles - 1.2%
Bayerische Motoren Werke AG (BMW)	10,958	862,202
General Motors Co.	18,400	678,224
Harley-Davidson, Inc.	8,300	287,761
		1,828,187
Hotels, Restaurants & Leisure - 1.4%
Starbucks Corp.	11,421	366,957
Starwood Hotels & Resorts Worldwide, Inc.	10,500	638,190
WMS Industries, Inc. (a)	12,626	571,200
Wyndham Worldwide Corp.	16,496	494,220
		2,070,567
Household Durables - 3.4%
D.R. Horton, Inc.	98,628	1,176,632
Lennar Corp. Class A	58,200	1,091,250
PulteGroup, Inc. (a)	154,457	1,161,517
Stanley Black & Decker, Inc.	26,200	1,751,994
Toll Brothers, Inc. (a)	100	1,900
		5,183,293
Media - 2.9%
The Walt Disney Co.	48,034	1,801,755
Time Warner Cable, Inc.	14,500	957,435
Virgin Media, Inc. (d)	62,900	1,713,396
		4,472,586
Specialty Retail - 1.8%
Advance Auto Parts, Inc.	9,700	641,655
Group 1 Automotive, Inc.	4,600	192,096
Lowe's Companies, Inc.	32,100	805,068
O'Reilly Automotive, Inc. (a)	7,300	441,066
OfficeMax, Inc. (a)	18,500	327,450
TJX Companies, Inc.	6,400	284,096
		2,691,431
Textiles, Apparel & Luxury Goods - 1.6%
Phillips-Van Heusen Corp.	14,300	901,043
Polo Ralph Lauren Corp. Class A	7,480	829,682
VF Corp.	7,500	646,350
		2,377,075
TOTAL CONSUMER DISCRETIONARY		19,500,227
CONSUMER STAPLES - 6.1%
Beverages - 0.8%
Anheuser-Busch InBev SA NV	4,200	240,339
The Coca-Cola Co.	15,400	1,012,858
		1,253,197

	Shares	Value
Food & Staples Retailing - 1.5%
CVS Caremark Corp.	27,400	$ 952,698
Kroger Co.	13,100	292,916
Susser Holdings Corp. (a)	12,320	170,632
Wal-Mart Stores, Inc.	5,100	275,043
Whole Foods Market, Inc.	11,300	571,667
		2,262,956
Household Products - 1.5%
Procter & Gamble Co.	34,800	2,238,684
Tobacco - 2.3%
Philip Morris International, Inc.	58,082	3,399,539
TOTAL CONSUMER STAPLES		9,154,376
ENERGY - 12.0%
Energy Equipment & Services - 3.9%
Baker Hughes, Inc.	12,068	689,928
Ensco International Ltd. ADR	28,100	1,499,978
National Oilwell Varco, Inc.	24,800	1,667,800
Noble Corp.	35,800	1,280,566
Weatherford International Ltd. (a)	31,200	711,360
		5,849,632
Oil, Gas & Consumable Fuels - 8.1%
Alpha Natural Resources, Inc. (a)	8,200	492,246
Apache Corp.	14,500	1,728,835
Chevron Corp.	32,722	2,985,883
Exxon Mobil Corp.	13,400	979,808
Frontier Oil Corp.	12,900	232,329
Holly Corp.	13,000	530,010
Occidental Petroleum Corp.	15,998	1,569,404
Pioneer Natural Resources Co.	9,653	838,073
Royal Dutch Shell PLC Class A sponsored ADR	26,300	1,756,314
Sunoco, Inc.	10,000	403,100
Talisman Energy, Inc.	36,800	816,220
		12,332,222
TOTAL ENERGY		18,181,854
FINANCIALS - 23.7%
Capital Markets - 2.6%
Goldman Sachs Group, Inc.	17,208	2,893,697
Morgan Stanley	37,960	1,032,892
		3,926,589
Commercial Banks - 6.3%
City National Corp.	6,600	404,976
Huntington Bancshares, Inc.	72,100	495,327
M&T Bank Corp.	2,700	235,035
PNC Financial Services Group, Inc.	10,990	667,313
Regions Financial Corp.	49,900	349,300
Southwest Bancorp, Inc., Oklahoma	400	4,960
SunTrust Banks, Inc.	19,800	584,298
SVB Financial Group (a)	10,042	532,728
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
U.S. Bancorp, Delaware	109,934	$ 2,964,920
Wells Fargo & Co.	104,765	3,246,667
		9,485,524
Consumer Finance - 0.4%
Discover Financial Services	32,339	599,242
Diversified Financial Services - 6.2%
Bank of America Corp.	214,840	2,865,966
Citigroup, Inc. (a)	608,128	2,876,445
JPMorgan Chase & Co.	85,686	3,634,801
		9,377,212
Insurance - 4.1%
AFLAC, Inc.	13,840	780,991
Allstate Corp.	19,600	624,848
Assured Guaranty Ltd.	13,300	235,410
Delphi Financial Group, Inc. Class A	18,750	540,750
Lincoln National Corp.	34,268	952,993
Loews Corp.	19,200	747,072
MetLife, Inc.	13,200	586,608
Prudential Financial, Inc.	10,100	592,971
Unum Group	7,720	186,978
XL Capital Ltd. Class A	44,100	962,262
		6,210,883
Real Estate Investment Trusts - 2.6%
CBL & Associates Properties, Inc.	48,400	847,000
DiamondRock Hospitality Co.	49,454	593,448
HCP, Inc.	3,300	121,407
Lexington Corporate Properties Trust	36,800	292,560
Public Storage	4,600	466,532
Rayonier, Inc.	4,300	225,836
Segro PLC	791	3,534
The Macerich Co.	29,263	1,386,188
		3,936,505
Real Estate Management & Development - 1.5%
CB Richard Ellis Group, Inc. Class A (a)	87,294	1,787,781
Jones Lang LaSalle, Inc.	6,500	545,480
		2,333,261
TOTAL FINANCIALS		35,869,216
HEALTH CARE - 10.8%
Biotechnology - 1.8%
Amgen, Inc. (a)	13,600	746,640
Anthera Pharmaceuticals, Inc.	24,700	120,536
ARIAD Pharmaceuticals, Inc. (a)	33,200	169,320
ArQule, Inc. (a)	13,800	81,006
BioMarin Pharmaceutical, Inc. (a)	7,900	212,747
Gilead Sciences, Inc. (a)	12,900	467,496
Keryx Biopharmaceuticals, Inc. (a)	33,100	151,598

	Shares	Value
Micromet, Inc. (a)	4,200	$ 34,104
Pharmasset, Inc. (a)	1,400	60,774
Theravance, Inc. (a)	8,300	208,081
United Therapeutics Corp. (a)	5,000	316,100
ZIOPHARM Oncology, Inc. (a)	29,000	135,140
		2,703,542
Health Care Equipment & Supplies - 1.0%
Boston Scientific Corp. (a)	84,500	639,665
Covidien PLC	10,000	456,600
Edwards Lifesciences Corp. (a)	1,600	129,344
Wright Medical Group, Inc. (a)	16,575	257,410
		1,483,019
Health Care Providers & Services - 1.7%
CIGNA Corp.	17,600	645,216
Emeritus Corp. (a)	464	9,145
Fresenius Medical Care AG & Co. KGaA sponsored ADR	2,400	138,456
McKesson Corp.	8,539	600,975
Medco Health Solutions, Inc. (a)	17,000	1,041,590
Sunrise Senior Living, Inc. (a)	32,200	175,490
		2,610,872
Health Care Technology - 0.1%
Allscripts-Misys Healthcare Solutions, Inc. (a)	7,300	140,671
Life Sciences Tools & Services - 0.8%
Covance, Inc. (a)	7,400	380,434
PAREXEL International Corp. (a)	13,400	284,482
PerkinElmer, Inc.	13,700	353,734
QIAGEN NV (a)	7,700	150,535
		1,169,185
Pharmaceuticals - 5.4%
Ardea Biosciences, Inc. (a)	11,300	293,800
Cadence Pharmaceuticals, Inc. (a)	17,747	133,990
Cardiome Pharma Corp. (a)	9,500	60,774
GlaxoSmithKline PLC sponsored ADR	11,000	431,420
Johnson & Johnson	31,192	1,929,225
Merck & Co., Inc.	80,270	2,892,931
Pfizer, Inc.	122,704	2,148,547
Valeant Pharmaceuticals International, Inc.	12,400	351,621
		8,242,308
TOTAL HEALTH CARE		16,349,597
INDUSTRIALS - 12.9%
Aerospace & Defense - 2.2%
DigitalGlobe, Inc. (a)	5,052	160,199
Precision Castparts Corp.	7,900	1,099,759
United Technologies Corp.	26,800	2,109,696
		3,369,654
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Airlines - 0.5%
Southwest Airlines Co.	43,231	$ 561,138
United Continental Holdings, Inc. (a)	7,900	188,178
		749,316
Building Products - 0.6%
Armstrong World Industries, Inc.	8,600	369,800
Owens Corning (a)	15,375	478,931
		848,731
Commercial Services & Supplies - 0.2%
Republic Services, Inc.	6,700	200,062
The Geo Group, Inc. (a)	7,400	182,484
		382,546
Construction & Engineering - 0.2%
KBR, Inc.	8,602	262,103
Electrical Equipment - 0.8%
Regal-Beloit Corp.	18,600	1,241,736
Industrial Conglomerates - 1.9%
General Electric Co.	123,248	2,254,206
Textron, Inc.	24,900	588,636
		2,842,842
Machinery - 3.2%
Cummins, Inc.	16,081	1,769,071
Danaher Corp.	23,000	1,084,910
Dover Corp.	5,200	303,940
Gardner Denver, Inc.	9,800	674,436
Pall Corp.	3,200	158,656
Schindler Holding AG (participation certificate)	2,431	287,775
Timken Co.	13,100	625,263
		4,904,051
Professional Services - 0.6%
Adecco SA (Reg.)	4,646	304,578
Manpower, Inc.	8,808	552,790
		857,368
Road & Rail - 2.7%
Con-way, Inc.	9,603	351,182
CSX Corp.	24,200	1,563,562
Union Pacific Corp.	23,400	2,168,244
		4,082,988
TOTAL INDUSTRIALS		19,541,335
INFORMATION TECHNOLOGY - 8.0%
Communications Equipment - 1.4%
Adtran, Inc.	14,100	510,561
Cisco Systems, Inc. (a)	25,585	517,585
Juniper Networks, Inc. (a)	15,464	570,931
QUALCOMM, Inc.	11,475	567,898
		2,166,975

	Shares	Value
Electronic Equipment & Components - 1.4%
Avnet, Inc. (a)	35,034	$ 1,157,173
Tyco Electronics Ltd.	25,400	899,160
		2,056,333
Internet Software & Services - 0.5%
eBay, Inc. (a)	29,200	812,636
IT Services - 0.7%
Fidelity National Information Services, Inc.	5,100	139,689
MasterCard, Inc. Class A	4,021	901,146
		1,040,835
Office Electronics - 0.4%
Xerox Corp.	48,534	559,112
Semiconductors & Semiconductor Equipment - 2.9%
Advanced Micro Devices, Inc. (a)	83,156	680,216
ASML Holding NV	13,044	500,107
Avago Technologies Ltd.	16,700	475,449
GT Solar International, Inc. (a)	8,100	73,872
Intersil Corp. Class A	36,900	563,463
KLA-Tencor Corp.	9,900	382,536
Lam Research Corp. (a)	12,900	667,962
Linear Technology Corp.	9,113	315,219
Marvell Technology Group Ltd. (a)	12,449	230,929
Standard Microsystems Corp. (a)	15,854	457,071
		4,346,824
Software - 0.7%
AsiaInfo Holdings, Inc. (a)	11,700	193,869
BMC Software, Inc. (a)	8,700	410,118
Oracle Corp.	16,300	510,190
		1,114,177
TOTAL INFORMATION TECHNOLOGY		12,096,892
MATERIALS - 3.5%
Chemicals - 2.1%
Albemarle Corp.	17,126	955,288
CF Industries Holdings, Inc.	1,700	229,755
Praxair, Inc.	8,500	811,495
Solutia, Inc. (a)	47,091	1,086,860
Symrise AG	3,200	87,814
		3,171,212
Containers & Packaging - 0.4%
Ball Corp.	5,800	394,690
Owens-Illinois, Inc. (a)	7,412	227,548
		622,238
Metals & Mining - 1.0%
BHP Billiton Ltd. sponsored ADR	1,700	157,964
Carpenter Technology Corp.	9,800	394,352
Goldcorp, Inc.	5,200	239,222
Newcrest Mining Ltd.	8,213	339,341
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
Newmont Mining Corp.	3,914	$ 240,437
Teck Resources Ltd. Class B (sub. vtg.)	3,100	192,068
		1,563,384
TOTAL MATERIALS		5,356,834
TELECOMMUNICATION SERVICES - 5.7%
Diversified Telecommunication Services - 3.9%
AboveNet, Inc.	16,500	964,590
AT&T, Inc.	42,123	1,237,574
Cbeyond, Inc. (a)	34,000	519,520
China Unicom (Hong Kong) Ltd. sponsored ADR	11,900	169,575
Iliad Group SA	1,555	169,233
Qwest Communications International, Inc.	174,266	1,326,164
Verizon Communications, Inc.	41,734	1,493,243
		5,879,899
Wireless Telecommunication Services - 1.8%
American Tower Corp. Class A (a)	17,800	919,192
SBA Communications Corp. Class A (a)	11,600	474,904
Sprint Nextel Corp. (a)	301,687	1,276,136
		2,670,232
TOTAL TELECOMMUNICATION SERVICES		8,550,131
UTILITIES - 3.0%
Electric Utilities - 2.4%
American Electric Power Co., Inc.	30,429	1,094,835
FirstEnergy Corp.	26,300	973,626
PPL Corp.	62,227	1,637,815
		3,706,276

	Shares	Value
Independent Power Producers & Energy Traders - 0.6%
Calpine Corp. (a)	68,108	$ 908,561
TOTAL UTILITIES		4,614,837
TOTAL COMMON STOCKS (Cost $131,884,661)		149,215,299
Money Market Funds - 2.5%

Fidelity Cash Central Fund, 0.19% (b)	2,074,699	2,074,699
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	1,637,250	1,637,250
TOTAL MONEY MARKET FUNDS (Cost $3,711,949)		3,711,949
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $135,596,610)		152,927,248
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(1,642,192)
NET ASSETS - 100%		$ 151,285,056
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 5,797
Fidelity Securities Lending Cash Central Fund	5,956
Total	$ 11,753
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information

At December 31, 2010, the Fund had a capital loss carryforward of approximately $26,689,507 of which $9,078,392, $15,545,941 and $2,065,174 will expire in fiscal 2016, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2010

Assets
Investment in securities, at value (including securities loaned of $1,607,160) - See accompanying schedule: Unaffiliated issuers (cost $131,884,661)	$ 149,215,299
Fidelity Central Funds (cost $3,711,949)	3,711,949
Total Investments (cost $135,596,610)		$ 152,927,248
Foreign currency held at value (cost $85)		85
Receivable for fund shares sold		50,938
Dividends receivable		186,612
Distributions receivable from Fidelity Central Funds		887
Prepaid expenses		421
Other receivables		2,143
Total assets		153,168,334

Liabilities
Payable for fund shares redeemed	$ 117,130
Accrued management fee	68,564
Distribution and service plan fees payable	1,817
Other affiliated payables	17,251
Other payables and accrued expenses	41,266
Collateral on securities loaned, at value	1,637,250
Total liabilities		1,883,278

Net Assets		$ 151,285,056
Net Assets consist of:
Paid in capital		$ 161,968,217
Distributions in excess of net investment income		(121,999)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(27,891,532)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		17,330,370
Net Assets		$ 151,285,056

Statement of Assets and Liabilities - continued

December 31, 2010

Initial Class: Net Asset Value, offering price and redemption price per share ($78,133,156 ÷ 7,103,993 shares)	$ 11.00

Service Class: Net Asset Value, offering price and redemption price per share ($258,275 ÷ 23,501 shares)	$ 10.99

Service Class 2: Net Asset Value, offering price and redemption price per share ($8,651,882 ÷ 793,478 shares)	$ 10.90

Investor Class: Net Asset Value, offering price and redemption price per share ($64,241,743 ÷ 5,845,246 shares)	$ 10.99

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2010

Investment Income
Dividends		$ 1,964,448
Special dividends		874,484
Interest		2,318
Income from Fidelity Central Funds		11,753
Total income		2,853,003

Expenses
Management fee	$ 769,650
Transfer agent fees	167,683
Distribution and service plan fees	25,123
Accounting and security lending fees	53,800
Custodian fees and expenses	37,998
Independent trustees' compensation	770
Audit	54,863
Legal	841
Miscellaneous	1,574
Total expenses before reductions	1,112,302
Expense reductions	(17,805)	1,094,497
Net investment income (loss)		1,758,506
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,136,064)
Foreign currency transactions	31,722
Total net realized gain (loss)		(1,104,342)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $56)	21,464,984
Assets and liabilities in foreign currencies	(306)
Total change in net unrealized appreciation (depreciation)		21,464,678
Net gain (loss)		20,360,336
Net increase (decrease) in net assets resulting from operations		$ 22,118,842

Statement of Changes in Net Assets

	Year ended December 31, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,758,506	$ 888,333
Net realized gain (loss)	(1,104,342)	(11,420,401)
Change in net unrealized appreciation (depreciation)	21,464,678	47,255,164
Net increase (decrease) in net assets resulting from operations	22,118,842	36,723,096
Distributions to shareholders from net investment income	(1,920,442)	(908,042)
Distributions to shareholders from net realized gain	(94,534)	-
Total distributions	(2,014,976)	(908,042)
Share transactions - net increase (decrease)	2,075,233	10,552,112
Total increase (decrease) in net assets	22,179,099	46,367,166

Net Assets
Beginning of period	129,105,957	82,738,791
End of period (including distributions in excess of net investment income of $121,999 and undistributed net investment income of $136, respectively)	$ 151,285,056	$ 129,105,957

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.47	$ 6.69	$ 13.10	$ 14.28	$ 12.63
Income from Investment Operations
Net investment income (loss) C	.13 F	.07	.13	.10	.16
Net realized and unrealized gain (loss)	1.56	2.78	(6.07)	.22	1.70
Total from investment operations	1.69	2.85	(5.94)	.32	1.86
Distributions from net investment income	(.15)	(.07)	(.10)	(.09)	(.13)
Distributions from net realized gain	(.01)	-	(.37)	(1.41)	(.08)
Total distributions	(.16)	(.07)	(.47)	(1.50) H	(.21)
Net asset value, end of period	$ 11.00	$ 9.47	$ 6.69	$ 13.10	$ 14.28
Total Return A,B	17.82%	42.66%	(46.50)%	2.02%	14.75%
Ratios to Average Net Assets D,G
Expenses before reductions	.76%	.80%	.79%	.77%	.88%
Expenses net of fee waivers, if any	.75%	.80%	.79%	.77%	.85%
Expenses net of all reductions	.74%	.80%	.79%	.77%	.84%
Net investment income (loss)	1.33% F	.95%	1.25%	.68%	1.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 78,133	$ 64,198	$ 41,306	$ 52,544	$ 35,416
Portfolio turnover rate E	160%	73%	53%	52%	263%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .69%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $1.50 per share is comprised of distributions from net investment income of $.092 and distributions from net realized gain of $1.405 per share.

Financial Highlights - Service Class

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.46	$ 6.69	$ 13.06	$ 14.24	$ 12.60
Income from Investment Operations
Net investment income (loss) C	.12 F	.06	.13	.09	.14
Net realized and unrealized gain (loss)	1.56	2.77	(6.05)	.21	1.69
Total from investment operations	1.68	2.83	(5.92)	.30	1.83
Distributions from net investment income	(.14)	(.06)	(.08)	(.08)	(.11)
Distributions from net realized gain	(.01)	-	(.37)	(1.41)	(.08)
Total distributions	(.15)	(.06)	(.45)	(1.48) H	(.19)
Net asset value, end of period	$ 10.99	$ 9.46	$ 6.69	$ 13.06	$ 14.24
Total Return A,B	17.73%	42.35%	(46.49)%	1.92%	14.56%
Ratios to Average Net Assets D,G
Expenses before reductions	.84%	.91%	.88%	.86%	.96%
Expenses net of fee waivers, if any	.83%	.91%	.88%	.86%	.95%
Expenses net of all reductions	.83%	.90%	.88%	.86%	.94%
Net investment income (loss)	1.24% F	.84%	1.17%	.60%	1.06%
Supplemental Data
Net assets, end of period (000 omitted)	$ 258	$ 251	$ 293	$ 958	$ 1,017
Portfolio turnover rate E	160%	73%	53%	52%	263%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .61%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $1.48 per share is comprised of distributions from net investment income of $.077 and distributions from net realized gain of $1.405 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.38	$ 6.63	$ 12.97	$ 14.14	$ 12.53
Income from Investment Operations
Net investment income (loss) C	.11 F	.05	.11	.06	.12
Net realized and unrealized gain (loss)	1.53	2.75	(6.01)	.23	1.67
Total from investment operations	1.64	2.80	(5.90)	.29	1.79
Distributions from net investment income	(.11)	(.05)	(.07)	(.06)	(.10)
Distributions from net realized gain	(.01)	-	(.37)	(1.41)	(.08)
Total distributions	(.12)	(.05)	(.44)	(1.46) H	(.18)
Net asset value, end of period	$ 10.90	$ 9.38	$ 6.63	$ 12.97	$ 14.14
Total Return A,B	17.52%	42.32%	(46.68)%	1.86%	14.32%
Ratios to Average Net Assets D,G
Expenses before reductions	1.00%	1.05%	1.04%	1.02%	1.15%
Expenses net of fee waivers, if any	1.00%	1.05%	1.04%	1.02%	1.10%
Expenses net of all reductions	.99%	1.05%	1.04%	1.02%	1.09%
Net investment income (loss)	1.08% F	.70%	1.01%	.43%	.91%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,652	$ 8,277	$ 4,941	$ 11,081	$ 7,803
Portfolio turnover rate E	160%	73%	53%	52%	263%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .45%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $1.46 per share is comprised of distributions from net investment income of $.058 and distributions from net realized gain of $1.405 per share.

Financial Highlights - Investor Class

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.46	$ 6.69	$ 13.09	$ 14.26	$ 12.63
Income from Investment Operations
Net investment income (loss) C	.12 F	.07	.12	.08	.14
Net realized and unrealized gain (loss)	1.56	2.77	(6.06)	.23	1.69
Total from investment operations	1.68	2.84	(5.94)	.31	1.83
Distributions from net investment income	(.14)	(.07)	(.09)	(.08)	(.12)
Distributions from net realized gain	(.01)	-	(.37)	(1.41)	(.08)
Total distributions	(.15)	(.07)	(.46)	(1.48) H	(.20)
Net asset value, end of period	$ 10.99	$ 9.46	$ 6.69	$ 13.09	$ 14.26
Total Return A,B	17.74%	42.41%	(46.53)%	1.99%	14.49%
Ratios to Average Net Assets D,G
Expenses before reductions	.83%	.89%	.87%	.88%	.99%
Expenses net of fee waivers, if any	.83%	.89%	.87%	.88%	.99%
Expenses net of all reductions	.82%	.88%	.87%	.88%	.98%
Net investment income (loss)	1.25% F	.86%	1.17%	.58%	1.01%
Supplemental Data
Net assets, end of period (000 omitted)	$ 64,242	$ 56,380	$ 36,199	$ 61,052	$ 37,239
Portfolio turnover rate E	160%	73%	53%	52%	263%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .61%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $1.48 per share is comprised of distributions from net investment income of $.078 and distributions from net realized gain of $1.405 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2010

1. Organization.

VIP Value Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of December 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 22,251,968
Gross unrealized depreciation	(6,047,285)
Net unrealized appreciation (depreciation)	$ 16,204,683

Tax Cost	$ 136,722,565

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (26,689,507)
Net unrealized appreciation (depreciation)	$ 16,204,415

The tax character of distributions paid was as follows:

	December 31, 2010	December 31, 2009
Ordinary Income	$ 2,014,976	$ 908,042

Annual Report

Notes to Financial Statements - continued

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $213,809,711 and $213,188,813, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 245
Service Class 2	24,878
$ 25,123

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .01% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC has agreed to voluntarily waive this fee until December 31, 2010. (See Note 8: Expense Reductions.) For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 60,193
Service Class	185
Service Class 2	8,575
Investor Class	98,730
$ 167,683

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $5,832 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $528 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash

Annual Report

7. Security Lending - continued

Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $5,956. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

FMR or its affiliates agreed to waive certain fees during the period as noted in the table below.

Initial Class	$ 4,967
Service Class	18
Service Class 2	722
Investor Class	4,277
$ 9,984

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $7,821 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2010	2009
From net investment income
Initial Class	$ 1,033,189	$ 478,243
Service Class	3,201	1,636
Service Class 2	89,139	47,870
Investor Class	794,913	380,293
Total	$ 1,920,442	$ 908,042
From net realized gain
Initial Class	$ 48,867	$ -
Service Class	162	-
Service Class 2	5,473	-
Investor Class	40,032	-
Total	$ 94,534	$ -

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2010	2009	2010	2009
Initial Class
Shares sold	2,529,638	2,751,446	$ 25,307,034	$ 21,075,692
Reinvestment of distributions	100,005	51,811	1,082,056	478,243
Shares redeemed	(2,307,063)	(2,194,877)	(22,791,411)	(16,803,915)
Net increase (decrease)	322,580	608,380	$ 3,597,679	$ 4,750,020
Service Class
Shares sold	11	1,781	$ 106	$ 15,343
Reinvestment of distributions	311	180	3,363	1,636
Shares redeemed	(3,333)	(19,214)	(32,263)	(127,485)
Net increase (decrease)	(3,011)	(17,253)	$ (28,794)	$ (110,506)
Service Class 2
Shares sold	542,450	426,973	$ 5,464,536	$ 3,212,958
Reinvestment of distributions	8,818	5,254	94,612	47,870
Shares redeemed	(640,164)	(294,560)	(6,413,192)	(2,309,735)
Net increase (decrease)	(88,896)	137,667	$ (854,044)	$ 951,093
Investor Class
Shares sold	1,682,289	2,278,184	$ 17,042,279	$ 17,900,905
Reinvestment of distributions	77,238	41,298	834,945	380,293
Shares redeemed	(1,874,299)	(1,772,319)	(18,516,832)	(13,319,693)
Net increase (decrease)	(114,772)	547,163	$ (639,608)	$ 4,961,505

Annual Report

Notes to Financial Statements - continued

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, VIP Freedom 2020 was the owner of record of approximately 19% of the total outstanding shares of the Fund. The VIP Freedom Funds, VIP Freedom Lifetime Funds and VIP Investor Freedom Funds were the owners of record, in the aggregate, of approximately 55% of the total outstanding shares of the Fund. FMR or its affiliates were the owners of record of 94% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and Shareholders of VIP Value Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Value Portfolio (the Fund), a fund of Variable Insurance Products Fund, including the schedule of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Value Portfolio as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Mr. James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. James C. Curvey oversees 408 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

A percentage of the dividends distributed during the fiscal year for the following classes qualifies for the dividends-received deduction for corporate shareholders:

Initial Class	100%
Service Class	100%
Service Class 2	100%
Investor Class	100%

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Value Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP Value Portfolio

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Initial Class of the fund was in the first quartile for the one-year period and the third quartile for the three- and five-year periods. The Board also noted that the investment performance of Initial Class of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Value Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Initial Class, Investor Class, and Service Class ranked below its competitive median for 2009 and the total expenses of Service Class 2 ranked above its competitive median for 2009. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

VIPVAL-ANN-0211
1.768949.109

Item 2. Code of Ethics

As of the end of the period, December 31, 2010, Variable Insurance Products Fund (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Value Portfolio (the "Fund"):

Services Billed by Deloitte Entities

December 31, 2010 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Value Portfolio	$42,000	$-	$7,000	$-

December 31, 2009 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Value Portfolio	$42,000	$-	$7,000	$-

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Equity-Income Portfolio, Growth Portfolio, High Income Portfolio and Overseas Portfolio (the "Funds"):

Services Billed by PwC

December 31, 2010 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Equity-Income Portfolio	$66,000	$-	$3,400	$5,200
Growth Portfolio	$63,000	$-	$3,000	$4,000
High Income Portfolio	$68,000	$-	$3,200	$2,600
Overseas Portfolio	$61,000	$-	$15,200	$2,900

December 31, 2009 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Equity-Income Portfolio	$70,000	$-	$5,900	$5,500
Growth Portfolio	$64,000	$-	$4,000	$4,000
High Income Portfolio	$76,000	$-	$3,200	$2,200
Overseas Portfolio	$64,000	$-	$5,100	$2,700

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	December 31, 2010A	December 31, 2009A
Audit-Related Fees	$645,000	$725,000
Tax Fees	$-	$-
All Other Fees	$840,000	$515,000

A Amounts may reflect rounding.

Services Billed by PwC

	December 31, 2010A	December 31, 2009A
Audit-Related Fees	$2,505,000	$2,655,000
Tax Fees	$-	$-
All Other Fees	$510,000	$-

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	December 31, 2010 A	December 31, 2009 A
PwC	$5,050,000	$4,575,000
Deloitte Entities	$1,585,000	$1,245,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Variable Insurance Products Fund

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	February 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	February 25, 2011
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	February 2011